                             MONY SERIES FUND, INC.

                                   PROSPECTUS
                               DATED MAY 1, 1999

MONY Series Fund, Inc. provides a wide range of investment options through its seven separate portfolios. The portfolios are:

                            EQUITY INCOME PORTFOLIO

                            EQUITY GROWTH PORTFOLIO

                        INTERMEDIATE TERM BOND PORTFOLIO

                            LONG TERM BOND PORTFOLIO

                        GOVERNMENT SECURITIES PORTFOLIO

                             MONEY MARKET PORTFOLIO

                             DIVERSIFIED PORTFOLIO

MONY SERIES FUND, INC. PORTFOLIOS ARE NOT AVAILABLE DIRECTLY TO INDIVIDUAL INVESTORS BUT MAY BE OFFERED ONLY THROUGH CERTAIN INSURANCE PRODUCTS AND PENSION AND RETIREMENT PLANS.

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION DOES NOT GUARANTEE THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE, NOR HAS IT JUDGED THIS FUND FOR INVESTMENT MERIT. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

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

                             MONY SERIES FUND, INC.
                                   PROSPECTUS
                               DATED MAY 1, 1999

     NO PERSON MAY GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS. IF ANY OTHER INFORMATION IS GIVEN OR OTHER REPRESENTATIONS ARE MADE, YOU MUST NOT RELY ON THEM AS HAVING BEEN AUTHORIZED BY THE FUND OR THE INVESTMENT ADVISER. THIS PROSPECTUS IS NOT AN OFFER IN ANY STATE WHERE SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                    CONTENTS

                                                              PAGE
                                                              ----
THE FUND....................................................    1
  Portfolio Information Key.................................    1
  Equity Income Portfolio...................................    2
  Equity Growth Portfolio...................................    4
  Intermediate Term Bond Portfolio..........................    6
  Long Term Bond Portfolio..................................    8
  Government Securities Portfolio...........................   10
  Money Market Portfolio....................................   12
  Diversified Portfolio.....................................   14
  Financial Highlights......................................   16
MANAGEMENT OF THE FUND......................................   23
  Investment Adviser........................................   23
  Custodian, Transfer Agent and Dividend Disbursing Agent...   24
  Year 2000 Issue...........................................   24
  Legal Proceedings.........................................   25
PURCHASE AND REDEMPTION OF SHARES...........................   25
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................   25
SHARES IN THE FUND..........................................   26
THE ACCOUNTS AND THE CONTRACTS..............................   27
STATE LAW RESTRICTIONS......................................   27
DETERMINATION OF NET ASSET VALUE............................   28
  Valuation of Equity Income and Equity Growth Portfolios...   29
  Valuation of Intermediate Term Bond, Long Term Bond and
     Government Securities Portfolios.......................   29
  Valuation of Money Market Portfolio.......................   29
  Valuation of Diversified Portfolio........................   30
Appendix A..................................................  A-1
Appendix B..................................................  B-1

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

                                    THE FUND


     MONY Series Fund, Inc. (the "Fund") currently has seven (7) separate portfolios. Each portfolio is in effect a separate investment fund for investment and federal tax purposes. In other respects the Fund is treated as one entity. For more detailed information, see "Shares in the Fund," at page 26. Information on each of the portfolios of the Fund is provided below.


PORTFOLIO INFORMATION KEY

  Investment Objective

     The portfolio's particular investment goals.

  Investment Strategies

     The strategies it intends to use in pursuing these investment objectives and the primary types of securities in which the portfolio invests.

  Risk Factors

     The major risk factors associated with the portfolio.

  Investment Adviser Fees

     The investment adviser fee for each portfolio.

  Portfolio Management

     The individual or group (including sub-advisers, if any) designated by the investment adviser to handle the portfolio's day-to-day management.

  Performance Bar Chart and Table

     Provides information on returns over a period of time.

  Financial Highlights

     A table showing the portfolio's financial performance for up to ten years, by share class. A bar chart showing total return allows you to compare the portfolio's historical risk level to those of other funds.

EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The investment objective is capital appreciation combined with a high level of current income. The investment objectives may only be changed with shareholder approval.

INVESTMENT STRATEGIES This is a stock portfolio that invests in companies with above average dividend yields. Dividend yield relative to the Standard and Poor's 500 average is used as a discipline and measure of value in selecting stocks for the portfolio. To qualify for purchase a stock's yield must be greater than the S&P yield. The effect of this discipline is that a stock whose price rises faster than its dividend increases, is sold. They will generally be listed on the New York Stock Exchange, although some may be traded over-the-counter. Primarily the fund will be invested in common stocks, but some convertible instruments and short-term obligations may be used. The portfolio may take a temporary defensive position in attempting to respond to adverse market conditions by investing in short-term instruments of the type invested in by the Money Market Portfolio. Only a small percentage of the portfolio will be temporarily invested in such instruments and that alone is unlikely to impact the ability of the portfolio to meet its objective.

Currently, the portfolio does not engage in active and frequent trading of portfolio securities to achieve its investment objective. However, if at any time the portfolio were to engage in such active and frequent trading, it may result in the generation of capital gains in the portfolio. Since the only shareholders of the portfolio will be MONY Life Insurance Company and MONY Life Insurance Company of America, there is no discussion in this Prospectus of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to Contract holders, see the attached prospectus for the Contracts. Higher portfolio turnover (e.g. over 100% per year) may result from active and frequent trading. Higher portfolio turnover will cause the portfolio to incur additional transaction costs.

RISK FACTORS Stocks that have above average yields generally have larger market capitalizations, are more mature and should be less volatile than those held in the Equity Growth Portfolio. A high dividend yield provides some current income, represents a measure of value and generally dampens price volatility. Even though the portfolio's stocks may be less volatile than the market, during periods of market decline they will also decline. The loss of money is a risk of investing in the portfolio.

INVESTMENT ADVISER FEE Annual rate of .50% of the first $400 million, 0.35% of the next $400 million, and 0.30% in excess of $800 million of the portfolio's aggregate average daily net assets.

PERFORMANCE BAR CHART AND TABLE

The bar chart and table shown below provide an indication of the risks of investing in the Equity Income Portfolio by showing changes in the Portfolio's performance from year-to-year over a ten-year period and by showing how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. Assumes reinvestment of dividends.
[Equity Income Graph]

                                                                 Equity Income Portfolio
1989                                                                      22.42%
1990                                                                      -6.73%
1991                                                                      20.31%
1992                                                                      10.31%
1993                                                                      14.14%
1994                                                                       0.78%
1995                                                                      33.12%
1996                                                                      19.76%
1997                                                                      31.26%
1998                                                                      12.63%

During the ten-year period shown in the bar chart, the highest return for a quarter was 16.14% (quarter ending June 30, 1997) and the lowest return for a quarter was -11.94% (quarter ending September 30, 1990).

-----------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING DECEMBER 31, 1998)                  1 YEAR      5 YEARS       10 YEARS
-----------------------------------------------------------------------------------------------
 Equity Income Portfolio                                    12.63%      18.88%        15.14%
-----------------------------------------------------------------------------------------------
 S & P 500                                                  28.7%       24.1%         19.2%
-----------------------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT   MONY Life Insurance Company of America manages the
portfolio. Investment decisions are made by a committee.

EQUITY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The investment objective is capital appreciation. The investment objectives may only be changed with shareholder approval.

INVESTMENT STRATEGIES This is a stock portfolio that invests in companies with above average earnings growth. The primary consideration in stock selection is the rate of earnings growth relative to the price. The portfolio seeks companies that have a specific advantage (products, patents, sales force, management etc.) which enables them to grow at a superior pace. They generally achieve their sales growth by selling more units, rather than depending on price increases alone. As many of the fastest growing companies currently are traded over-the-counter, this portfolio will have correspondingly larger holdings of over-the-counter stocks. The portfolio may take a temporary defensive position in attempting to respond to adverse market conditions by investing in short term instruments of the type invested in by the Money Market Portfolio. Only a small percentage of the portfolio will be temporarily invested in such instruments and that alone is unlikely to impact the ability of the portfolio to meet its objective.

Currently, the portfolio does not engage in active and frequent trading of portfolio securities to achieve its investment objective. However, if at any time the portfolio were to engage in such active and frequent trading, it may result in the generation of capital gains in the portfolio. Since the only shareholders of the portfolio will be MONY Life Insurance Company and MONY Life Insurance Company of America, there is no discussion in this Prospectus of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to Contract holders, see the attached prospectus for the Contracts. Higher portfolio turnover (e.g. over 100% per year) may result from active and frequent trading. Higher portfolio turnover will cause the portfolio to incur additional transaction costs.

RISK FACTORS In addition to general market risk, because this portfolio holds smaller, newer companies that operate in fast changing environments, it will be more volatile in both rising and falling markets. Stocks that have higher earnings growth rates are generally in newer, more dynamic industries. They reinvest earnings in the business rather than pay dividends and sell at higher price to earnings ratios. Expectations are higher with these companies and their investors want them to demonstrate quarter by quarter increases and can be quick to sell if they disappoint. Individual stock risk and reward will be greater than in the Equity Income Portfolio. The loss of money is a risk of investing in the Portfolio.

INVESTMENT ADVISER FEE Annual rate of .50% of the first $400 million, 0.35% of the next $400 million, and 0.30% in excess of $800 million of the portfolio's aggregate average daily net assets.

PERFORMANCE BAR CHART AND TABLE

The bar chart and table shown below provide an indication of the risks of investing in the Equity Growth Portfolio by showing changes in the Portfolio's performance from year-to-year over a ten-year period and by showing how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. Assumes reinvestment of dividends.
[Equity Growth Portfolio Graph]

                                                                 Equity Growth Portfolio
1989                                                                      30.83%
1990                                                                      -1.45%
1991                                                                      34.66%
1992                                                                      -0.84%
1993                                                                       9.71%
1994                                                                       2.15%
1995                                                                      30.54%
1996                                                                      20.95%
1997                                                                      30.68%
1998                                                                      25.46%

During the ten-year period shown in the bar chart, the highest return for a quarter was 21.15% (quarter ending December 31, 1998) and the lowest return for a quarter was -15.46% (quarter ending September 30, 1990).

-----------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING DECEMBER 31, 1998)                  1 YEAR      5 YEARS       10 YEARS
-----------------------------------------------------------------------------------------------
 Equity Growth Portfolio                                    25.46%      21.45%        17.44%
-----------------------------------------------------------------------------------------------
 S & P 500                                                  28.7%       24.1%         19.2%
-----------------------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT MONY Life Insurance Company of America manages the portfolio. Investment decisions are made by a committee.

INTERMEDIATE TERM BOND PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The portfolio is a bond account that seeks to maximize income and capital appreciation through the investment in intermediate-maturity debt obligations. The investment objective may only be change with shareholder approval.

INVESTMENT STRATEGIES The portfolio seeks to achieve its investment objective by investing in investment-grade fixed-income securities issued by a diverse mix of corporations, the U.S. Government and its agencies or instrumentalities, as well as mortgage-backed and asset-backed securities. The portfolio is expected to have a dollar weighted average maturity between four and eight years under most circumstances. The portfolio's benchmark objectives are to outperform the Lehman Brothers Intermediate Government/Corporate index and competing funds. All securities in the portfolio will be investment-grade. An investment-grade security carries a minimum rating of credit quality issued by an independent rating agency at the time of purchase. Specific securities in the portfolio can have expected maturities as short as one day, or as long as 30 years or more, but the portfolio as a whole is expected to have an average maturity of four to eight years. The portfolio will not take temporary defensive positions inconsistent with its principal investment strategies.

Currently, the portfolio does not engage in active and frequent trading of portfolio securities to achieve its investment objective. However, if at any time the portfolio were to engage in such active and frequent trading, it may result in the generation of capital gains in the portfolio. Since the only shareholders of the portfolio will be MONY Life Insurance Company and MONY Life Insurance Company of America, there is no discussion in this Prospectus of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to Contract holders, see the attached prospectus for the Contracts. Higher portfolio turnover (e.g. over 100% per year) may result from active and frequent trading. Higher portfolio turnover will cause the portfolio to incur additional transaction costs.

RISK FACTORS As with any fixed-income fund, the value of investments in the portfolio can be expected to change with daily changes in the market level of interest rates. The portfolio is expected to have an effective duration between 2 and 4 years. In general, bond prices move inversely with interest rate changes. Duration is a common measurement of how sensitive a bond price is to a movement in interest rates. Additionally, while the portfolio will invest only in investment-grade securities, market prices for those securities can still vary independent of interest rate changes, depending on the market evaluation of general credit conditions and liquidity. The loss of money is a risk of investing in the portfolio.

INVESTMENT ADVISER FEE Annual rate of .50% of the first $400 million, 0.35% of the next $400 million, and 0.30% in excess of $800 million of the portfolio's aggregate average daily net assets.

PERFORMANCE BAR CHART AND TABLE

The bar chart and table shown below provide an indication of the risks of investing in the Intermediate Term Bond Portfolio by showing changes in the Portfolio's performance from year-to-year over a ten-year period and by showing how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. Assumes reinvestment of dividends.
[Intermediate Term Bond Portfolio Graph]

                                                              Intermediate Term Bond Portfolio
1989                                                                        11.63%
1990                                                                         6.90%
1991                                                                        15.27%
1992                                                                         6.85%
1993                                                                         7.84%
1994                                                                        -1.52%
1995                                                                        14.82%
1996                                                                         3.69%
1997                                                                         7.70%
1998                                                                         7.44%

During the ten-year period shown in the bar chart, the highest return for a quarter was 6.61% (quarter ending June 30, 1989) and the lowest return for a quarter was -1.90% (quarter ending March 31, 1994).

------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING DECEMBER 31, 1998)                     1 YEAR      5 YEARS      10 YEARS
------------------------------------------------------------------------------------------------
 Intermediate Term Bond Portfolio                              7.44%        6.29%        7.97%
------------------------------------------------------------------------------------------------
 Lehman Brothers Intermediate Gov/Corp Index                   8.44%        6.60%        8.52%
------------------------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT MONY Life Insurance Company of America manages the portfolio. Investment decisions are made by a committee.

LONG TERM BOND PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The portfolio is a bond account that seeks to maximize income and capital appreciation through the investment in long-maturity debt obligations. The portfolio's benchmark objectives are to outperform the Lehman Brothers Long Government/Corporate index and other competing funds. The investment objective may only be changed with shareholder approval.

INVESTMENT STRATEGIES The portfolio seeks to achieve its investment objective by investing in investment-grade fixed-income securities issued by a diverse mix of corporations, the U.S. Government and its agencies or instrumentalities, as well as mortgage-backed and asset-backed securities. The portfolio is expected to have a dollar weighted average maturity of more than eight years under most circumstances. All securities in the portfolio will be investment-grade. An investment-grade security carries a minimum rating of credit quality issued by an independent rating agency at the time of purchase. Specific securities in the portfolio can have expected maturities as short as one day, or as long as 30 years or more, but the portfolio as a whole is expected to have an average maturity of longer than eight years. The portfolio will not take temporary defensive positions inconsistent with its principal investment strategy.

Currently, the portfolio does not engage in active and frequent trading of portfolio securities to achieve its investment objective. However, if at any time the portfolio were to engage in such active and frequent trading, it may result in the generation of capital gains in the portfolio. Since the only shareholders of the portfolio will be MONY Life Insurance Company and MONY Life Insurance Company of America, there is no discussion in this Prospectus of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to Contract holders, see the attached prospectus for the Contracts. Higher portfolio turnover (e.g. over 100% per year) may result from active and frequent trading. Higher portfolio turnover will cause the portfolio to incur additional transaction costs.

RISK FACTORS As with any fixed-income fund, the value of the investments in the portfolio can be expected to change with daily changes in the market level of interest rates. The portfolio is expected to have an effective duration between 8 and 15 years. In general, bond prices move inversely with interest rate changes. Duration is a common measurement of how sensitive a bond price is to a movement in interest rates. Higher durations can be expected to be more price sensitive. Additionally, while the portfolio will invest only in investment-grade securities, market prices for those securities can still vary independent of interest rate changes, depending on the market evaluation of general credit conditions and liquidity. The loss of money is a risk of investing in the portfolio.

INVESTMENT ADVISER FEE Annual rate of .50% of the first $400 million, 0.35% of the next $400 million, and 0.30% in excess of $800 million of the portfolio's aggregate average daily net assets.

PERFORMANCE BAR CHART AND TABLE

The bar chart and table shown below provide an indication of the risks of investing in the Long Term Bond Portfolio by showing changes in the Portfolio's performance from year-to-year over a ten-year period and by showing how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. Assumes reinvestment of dividends.
[Long Term Bond Portfolio Graph]

                                                                 Long Term Bond Portfolio
1989                                                                      16.95%
1990                                                                       6.26%
1991                                                                      17.57%
1992                                                                       8.79%
1993                                                                      14.21%
1994                                                                      -6.14%
1995                                                                      30.04%
1996                                                                      -0.31%
1997                                                                      13.44%
1998                                                                      10.08%

During the ten-year period shown in the bar chart, the highest return for a quarter was 11.44% (quarter ending June 30, 1989) and the lowest return for a quarter was -6.29% (quarter ending March 31, 1996).

----------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING DECEMBER 31, 1998)                   1 YEAR      5 YEARS      10 YEARS
----------------------------------------------------------------------------------------------
 Long Term Bond Portfolio                                    10.08%       8.72%       10.68%
----------------------------------------------------------------------------------------------
 Lehman Brothers Long Gov/Corp Index                         11.77%       9.13%       11.30%
----------------------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT MONY Live Insurance Company of America manages the portfolio. Investment decisions are made by a committee.

GOVERNMENT SECURITIES PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The portfolio is a bond account that seeks to maximize income and capital appreciation through the investment in the highest credit quality debt obligations. The portfolio's benchmark objectives are to outperform the Lehman Brothers Intermediate Government Index and other competing funds. The investment objective may only be changed with shareholder approval.

INVESTMENT STRATEGIES The portfolio seeks to achieve its investment objective by investing in bonds, notes and other obligations either issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This may include obligations such as mortgage-backed securities that carry full agency or instrumentality guarantees. Specific securities in the portfolio can have expected maturities as short as one day or as long as 30 years or more, but the portfolio as a whole is expected to have an average maturity of four to eight years. The portfolio will not take temporary defensive positions inconsistent with its principal investment strategies.

Currently, the portfolio does not engage in active and frequent trading of portfolio securities to achieve its investment objective. However, if at any time the portfolio were to engage in such active and frequent trading, it may result in the generation of capital gains in the portfolio. Since the only shareholders of the portfolio will be MONY Life Insurance Company and MONY Life Insurance Company of America, there is no discussion in this Prospectus of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to Contract holders, see the attached prospectus for the Contracts. Higher portfolio turnover (e.g. over 100% per year) may result from active and frequent trading. Higher portfolio turnover will cause the portfolio to incur additional transaction costs.

RISK FACTORS   While the portfolio invests in securities of the highest possible credit quality, the value of those investments can still be expected to change with daily changes in the market level of interest rates. The portfolio is expected to have an effective duration between 2 and 4 years. In general, bond prices move inversely with interest rate changes. Duration is a common measurement of how sensitive a bond price is to movement in interest rates. The U.S. Government or its agencies do not guarantee investments in the portfolio. The loss of money is a risk of investing in the portfolio.

INVESTMENT ADVISER FEE Annual rate of .50% of the first $400 million, 0.35% of the next $400 million, and 0.30% in excess of $800 million of the portfolio's aggregate average daily net assets.

PERFORMANCE BAR CHART AND TABLE

The bar chart and table shown below provide an indication of the risks of investing in the Government Securities Portfolio by showing changes in the Portfolio's performance from year-to-year from May 1, 1991 to December 31, 1998 and by showing how the Portfolio's average annual returns for one, five and since inception compare to those of a broad-based securities market index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. Assumes reinvestment of dividends. [Government Securities Portfolio Graph]

                                                              Government Securities Portfolio
1991                                                                        9.70
1992                                                                        7.01
1993                                                                        8.18
1994                                                                       -2.68
1995                                                                       10.89
1996                                                                        3.62
1997                                                                        7.18
1998                                                                        6.85

During the period since inception shown in the bar chart, the highest return for a quarter was 7.64% (quarter ending September 30, 1991) and the lowest return for a quarter was -3.01% (quarter ending June 30, 1991).

-------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                                           SINCE
(FOR THE PERIODS ENDING DECEMBER 31, 1998)               1 YEAR      5 YEARS         INCEPTION
-------------------------------------------------------------------------------------------------
 Government Securities Portfolio                          6.85%       5.30%            6.69%
-------------------------------------------------------------------------------------------------
 Lehman Brothers Intermediate US Gov                      8.49%       6.45%          N/A
-------------------------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT MONY Life Insurance Company of America manages the portfolio. Investment decisions are made by a committee.

MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE   The portfolio seeks to maximize current income while
preserving capital and maintaining liquidity. The investment objective may only be changed with shareholder approval.

INVESTMENT STRATEGIES   To pursue its investment objective, the portfolio
invests primarily in high quality short-term money market instruments. The portfolio invests primarily in U.S. dollar-denominated issues of corporations, U.S. Government and agency obligations, and asset-backed securities with remaining maturities of 397 days or less. The dollar-weighted average life to maturity of the securities held in the portfolio will be 90 days or less. These securities include commercial paper, bankers' acceptances, certificates of deposit, time deposits, and other debt obligations. The portfolio holds fixed and floating interest rate instruments. The portfolio does not hold more than 5% of its assets in any one issuer. The portfolio will not take temporary defensive positions inconsistent with its principal investment strategies.

RISK FACTORS   As with any money market fund, the fund will be subject to fluctuations in the level of current income due to reinvestment risk. Securities in the portfolio may not yield as high a level of current income as securities with longer maturities or of lower quality. Such other securities generally possess a lesser degree of liquidity and greater market risk. The portfolio seeks to minimize credit risk through careful selection of securities of approved issuers. Nevertheless, reinvestment risk and credit risk cannot be eliminated and these factors will affect the net asset value of the fund. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the portfolio.

INVESTMENT ADVISER FEE Annual rate of .40% of the first $400 million, 0.35% of the next $400 million, and 0.30% in excess of $800 million of the portfolio's aggregate average daily net assets.

PERFORMANCE BAR CHART AND TABLE

The bar chart and table shown below provide an indication of the risks of investing in the Money Market Portfolio by showing changes in the Portfolio's performance from year-to-year over a ten-year period and by showing the Portfolio's average annual returns for one, five and ten years.

How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. Assumes reinvestment of dividends. BAR CHART

                                                                         DIVERSIFIED PORTFOLIO
                                                                         ---------------------
'1989'                                                                           8.20
'1990'                                                                           7.22
'1991'                                                                           5.60
'1992'                                                                           3.31
'1993'                                                                           2.75
'1994'                                                                           3.82
'1995'                                                                           5.50
'1996'                                                                           5.00
'1997'                                                                           5.15
'1998'                                                                           5.09

During the ten-year period shown in the bar chart, the highest return for a quarter was 2.15% (quarter ending June 30, 1989) and the lowest return for a quarter was .66% (quarter ending June 30, 1993).

-------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                                                10
(FOR THE PERIODS ENDING DECEMBER 31, 1998)                      1 YEAR      5 YEARS       YEARS
-------------------------------------------------------------------------------------------------
 Money Market Portfolio                                          5.09%       4.91%        5.15%
-------------------------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT MONY Life Insurance Company of America manages the portfolio. Investment decisions are made by a committee.

DIVERSIFIED PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Diversified Portfolio seeks to maximize income and capital appreciation.

INVESTMENT STRATEGIES The portfolio invests in a diversified mix of common stocks of U.S. and foreign companies, investment-grade corporate and government bonds, and money-market instruments. The mix of securities in the portfolio will reflect the relative attractiveness of stocks, bonds, or money-market instruments as determined by the portfolio manager. The portfolio will not take temporary defensive positions inconsistent with its principal investment strategies.

Currently, the portfolio does not engage in active and frequent trading of portfolio securities to achieve its investment objective. However, if at any time the portfolio were to engage in such active and frequent trading, it may result in the generation of capital gains in the portfolio. Since the only shareholders of the portfolio will be MONY Life Insurance Company and MONY Life Insurance Company of America, there is no discussion in this Prospectus of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to Contract holders, see the attached prospectus for the Contracts. Higher portfolio turnover (e.g. over 100% per year) may result from active and frequent trading. Higher portfolio turnover will cause the portfolio to incur additional transaction costs.

RISK FACTORS The value of the investments in the portfolio will fluctuate with movements in the stock and bond markets depending on the portfolio mix selected by the manager. The loss of money is a risk of investing in the portfolio.

INVESTMENT ADVISER FEE Annual rate of .50% of the first $400 million, 0.35% of the next $400 million, and 0.30% in excess of $800 million of the portfolio's aggregate average daily net assets.

PERFORMANCE BAR CHART AND TABLE

The bar chart and table shown below provide an indication of the risks of investing in the Diversified Portfolio by showing changes in the Portfolio's performance from year-to-year over a ten-year period and by showing how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. Assumes reinvestment of dividends.
[Diversified Portfolio Graph]

                                                                  Diversified Portfolio
1989                                                                      22.11%
1990                                                                       2.44%
1991                                                                      20.34%
1992                                                                       0.99%
1993                                                                      10.92%
1994                                                                       1.03%
1995                                                                      26.32%
1996                                                                      14.44%
1997                                                                      24.97%
1998                                                                      23.69%

During the ten-year period shown in the bar chart, the highest return for a quarter was 16.98% (quarter ending December 31, 1998) and the lowest return for a quarter was -7.10% (quarter ending September 30, 1998).

----------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING DECEMBER 31, 1998)                   1 YEAR      5 YEARS      10 YEARS
----------------------------------------------------------------------------------------------
 Diversified Portfolio                                       23.69%      17.67%       14.31%
----------------------------------------------------------------------------------------------
 S & P 500                                                   28.7%       24.1%        19.2%
----------------------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT MONY Life Insurance Company of America manages the portfolio. Investment decisions are made by a committee.

EQUITY INCOME PORTFOLIO FINANCIAL HIGHLIGHTS Set forth below are highlights of the operations of the Equity Income Portfolio. Additional financial information is contained in the Statement of Additional Information of the Fund and in its Annual Report. Both of these documents are available at the address or phone number on the back cover of this prospectus. The Annual Report also contains a discussion of the performance of the Fund during 1998 as well as line graphs which show the value at inception and for each year after inception of a $10,000 investment made in each portfolio of the Fund. These graphs also show the performance of an investment over the same period in securities that comprise a broad based, unmanaged securities market index.

                             MONY SERIES FUND, INC.

                            EQUITY INCOME PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                        FOR THE YEARS ENDED DECEMBER 31,
                                       -------------------------------------------------------------------
                                          1998          1997          1996          1995          1994
                                       -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of year...  $     27.10   $     23.44   $     19.61   $     15.53   $     16.43
                                       -----------   -----------   -----------   -----------   -----------
Income from investment operations
  Net investment income..............         0.78          0.61          0.98          0.69          0.64
  Net gains (losses) on investments
    (both realized and unrealized)...         2.62          5.96          2.89          4.45         (0.51)
                                       -----------   -----------   -----------   -----------   -----------
    Total from investment
       operations....................         3.40          6.57          3.87          5.14          0.13
Less distributions
  Dividends (from net investment
    income)..........................        (0.88)        (1.00)        (0.04)        (0.65)        (0.64)
  Distributions (from realized
    capital gains)...................        (3.67)        (1.91)         0.00         (0.41)        (0.39)
                                       -----------   -----------   -----------   -----------   -----------
    Total distributions..............        (4.55)        (2.91)        (0.04)        (1.06)        (1.03)
Net asset value, end of year.........  $     25.95   $     27.10   $     23.44   $     19.61   $     15.53
                                       ===========   ===========   ===========   ===========   ===========
    Total return.....................        12.63%        31.26%        19.76%        33.12%         0.78%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year..............  $19,801,487   $20,720,886   $18,572,347   $18,091,035   $16,204,925
Ratio of net investment income to
  average net assets.................         1.88%         2.20%         2.79%         3.54%         3.53%
Ratio of expenses to average net
  assets.............................         0.76%         0.59%         0.55%         0.56%         0.48%
Portfolio turnover rate..............        27.71%        29.32%        29.37%        26.80%        32.48%

EQUITY GROWTH PORTFOLIO FINANCIAL HIGHLIGHTS Set forth below is highlights of the operations of the Equity Growth Portfolio. Additional financial information is contained in the Statement of Additional Information of the Fund and in its Annual Report. Both of these documents are available at the address or phone number on the back cover of this prospectus. The Annual Report also contains a discussion of the performance of the Fund during 1998 a well as line graphs which show the value at inception and for each year after inception of a $10,000 investment made in each portfolio of the Fund. These graphs also show the performance of an investment over the same period in securities that comprise a broad based, unmanaged securities market index.

                             MONY SERIES FUND, INC.

                            EQUITY GROWTH PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                            --------------------------------------------------------------
                                               1998         1997         1996         1995         1994
                                            ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of year........  $    36.08   $    30.37   $    25.11   $    20.59   $    20.70
                                            ----------   ----------   ----------   ----------   ----------
Income from investment operations
  Net investment income...................        1.50         0.11         0.96         0.39         0.36
  Net gains (losses) on investments (both
    realized and unrealized)..............        6.88         8.42         4.30         5.90         0.09
                                            ----------   ----------   ----------   ----------   ----------
    Total from investment operations......        8.38         8.53         5.26         6.29         0.45
                                            ----------   ----------   ----------   ----------   ----------
Less distributions
  Dividends (from net investment
    income)...............................       (1.62)       (0.96)        0.00        (0.39)       (0.36)
  Distributions (from realized capital
    gains)................................       (4.64)       (1.86)        0.00        (1.34)       (0.20)
  Distributions (from additional paid-in
    capital)..............................        0.00         0.00         0.00         0.00         0.00
  Distributions (in excess of realized
    capital gain).........................        0.00         0.00         0.00        (0.04)        0.00
                                            ----------   ----------   ----------   ----------   ----------
    Total distributions...................       (6.26)       (2.82)        0.00        (1.77)       (0.56)
                                            ----------   ----------   ----------   ----------   ----------
Net asset value, end of year..............  $    38.20   $    36.08   $    30.37   $    25.11   $    20.59
                                            ==========   ==========   ==========   ==========   ==========
    Total return..........................       25.46%       30.68%       20.95%       30.54%        2.15%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year...................  $3,109,351   $2,799,106   $2,154,669   $1,873,569   $1,556,536
Ratio of net investment income to average
  net assets..............................       (0.48%)       0.34%        0.62%        1.54%        2.11%
Ratio of expenses to average net assets...        1.93%        1.33%        1.22%        1.28%        0.53%
Portfolio turnover rate...................       38.46%       45.90%       44.17%       38.17%       55.09%

INTERMEDIATE TERM BOND PORTFOLIO FINANCIAL HIGHLIGHTS Set forth below is highlights of the operations of the Intermediate Term Bond Portfolio. Additional financial information is contained in the Statement of Additional Information of the Fund and in its Annual Report. Both of these documents are available at the address or phone number on the back cover of this prospectus. The Annual Report also contains a discussion of the performance of the Fund during 1998 a well as line graphs which show the value at inception and for each year after inception of a $10,000 investment made in each portfolio of the Fund. These graphs also show the performance of an investment over the same period in securities that comprise a broad based, unmanaged securities market index.

                             MONY SERIES FUND, INC.

                        INTERMEDIATE TERM BOND PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                        FOR THE YEARS ENDED DECEMBER 31,
                                       -------------------------------------------------------------------
                                          1998          1997          1996          1995          1994
                                       -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of year...  $     11.12   $     10.96   $     10.57   $      9.75   $     10.51
                                       -----------   -----------   -----------   -----------   -----------
Income from investment operations
  Net investment income..............         0.51          0.63          0.62          0.63          0.60
  Net gains (losses) on investments
    (both realized and unrealized)...         0.28          0.16         (0.23)         0.82         (0.76)
                                       -----------   -----------   -----------   -----------   -----------
    Total from investment
       operations....................         0.79          0.79          0.39          1.45         (0.16)
                                       -----------   -----------   -----------   -----------   -----------
Less distributions
  Dividends (from net investment
    income)..........................        (0.58)        (0.63)         0.00         (0.63)        (0.60)
  Distributions (from realized
    capital gains)...................         0.00          0.00          0.00          0.00          0.00
  Distributions (from additional
    paid-in capital).................         0.00          0.00          0.00          0.00          0.00
                                       -----------   -----------   -----------   -----------   -----------
    Total distributions..............        (0.58)        (0.63)         0.00         (0.63)        (0.60)
                                       -----------   -----------   -----------   -----------   -----------
Net asset value, end of year.........  $     11.33   $     11.12   $     10.96   $     10.57   $      9.75
                                       ===========   ===========   ===========   ===========   ===========
    Total return.....................         7.44%         7.70%         3.69%        14.82%        (1.52%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year..............  $59,531,453   $44,216,994   $40,045,253   $37,519,833   $32,283,693
Ratio of net investment income to
  average net assets.................         5.61%         5.98%         5.88%         6.10%         5.66%
Ratio of expenses to average net
  assets.............................         0.62%         0.51%         0.48%         0.49%         0.52%
Portfolio turnover rate..............        17.56%        79.25%        33.59%        32.07%        25.41%

LONG TERM BOND PORTFOLIO FINANCIAL HIGHLIGHTS Set forth below is highlights of the operations of the Long Term Bond Portfolio. Additional financial information is contained in the Statement of Additional Information of the Fund and in its Annual Report. Both of these documents are available at the address or phone number on the back cover of this prospectus. The Annual Report also contains a discussion of the performance of the Fund during 1998 a well as line graphs which show the value at inception and for each year after inception of a $10,000 investment made in each portfolio of the Fund. These graphs also show the performance of an investment over the same period in securities that comprise a broad based, unmanaged securities market index.

                             MONY SERIES FUND, INC.

                            LONG TERM BOND PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                        FOR THE YEARS ENDED DECEMBER 31,
                                      --------------------------------------------------------------------
                                          1998          1997          1996          1995          1994
                                      ------------   -----------   -----------   -----------   -----------
Net asset value, beginning of
  year..............................  $      13.64   $     12.84   $     12.88   $     10.47   $     12.05
                                      ------------   -----------   -----------   -----------   -----------
Income from investment operations
  Net investment income.............          0.56          0.76          0.79          0.74          0.84
  Net gains (losses) on investments
    (both realized and
    unrealized).....................          0.75          0.83         (0.83)         2.41         (1.58)
                                      ------------   -----------   -----------   -----------   -----------
    Total from investment
       operations...................          1.31          1.59         (0.04)         3.15         (0.74)
                                      ------------   -----------   -----------   -----------   -----------
Less distributions
  Dividends (from net investment
    income).........................         (0.72)        (0.79)         0.00         (0.74)        (0.84)
  Distributions (from realized
    capital gains)..................         (0.06)         0.00          0.00          0.00          0.00
  Distributions (from additional
    paid-in capital)................          0.00          0.00          0.00          0.00          0.00
                                      ------------   -----------   -----------   -----------   -----------
    Total distributions.............         (0.78)        (0.79)         0.00         (0.74)        (0.84)
                                      ------------   -----------   -----------   -----------   -----------
Net asset value, end of year........  $      14.17   $     13.64   $     12.84   $     12.88   $     10.47
                                      ============   ===========   ===========   ===========   ===========
    Total return....................         10.08%        13.44%         (.31%)       30.04%        (6.14%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year.............  $122,956,790   $75,352,764   $62,098,817   $62,017,889   $44,012,329
Ratio of net investment income to
  average net assets................          5.50%         6.33%         6.40%         6.58%         6.45%
Ratio of expenses to average net
  assets............................          0.58%         0.49%         0.46%         0.48%         0.49%
Portfolio turnover rate.............         40.77%        37.08%        59.78%        79.45%       110.19%

GOVERNMENT SECURITIES PORTFOLIO FINANCIAL HIGHLIGHTS Set forth below is highlights of the operations of the Government Securities Portfolio. Additional financial information is contained in the Statement of Additional Information of the Fund and in its Annual Report. Both of these documents are available at the address or phone number on the back cover of this prospectus. The Annual Report also contains a discussion of the performance of the Fund during 1998 as well as line graphs which show the value at inception and for each year after inception of a $10,000 investment made in each portfolio of the Fund. These graphs also show the performance of an investment over the same period in securities that comprise a broad based, unmanaged securities market index.

                             MONY SERIES FUND, INC.

                        GOVERNMENT SECURITIES PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                         -----------------------------------------------------------------
                                            1998          1997          1996          1995         1994
                                         -----------   -----------   -----------   ----------   ----------
Net asset value, beginning of period...  $     10.89   $     10.58   $     10.21   $     9.51   $     9.72
                                         -----------   -----------   -----------   ----------   ----------
Income from investment operations
  Net investment income................         0.33          0.45          0.45         0.34         0.05
  Net gains (losses) on investments
    (both realized and unrealized).....         0.39          0.28         (0.08)        0.70        (0.21)
                                         -----------   -----------   -----------   ----------   ----------
    Total from investment operations...         0.72          0.73          0.37         1.04        (0.16)
                                         -----------   -----------   -----------   ----------   ----------
Less distributions
  Dividends (from net investment
    income)............................        (0.44)        (0.42)         0.00        (0.34)       (0.05)
  Distributions (from realized capital
    gains).............................         0.00          0.00          0.00        (0.00)*       0.00
  Distributions (in excess of realized
    capital gains).....................         0.00          0.00          0.00        (0.00)        0.00
                                         -----------   -----------   -----------   ----------   ----------
    Total distributions................        (0.44)        (0.42)         0.00        (0.34)       (0.05)
                                         -----------   -----------   -----------   ----------   ----------
Net asset value, end of period.........  $     11.17   $     10.89   $     10.58   $    10.21   $     9.51
                                         ===========   ===========   ===========   ==========   ==========
    Total return.......................         6.85%         7.18%         3.62%       10.89%       (2.68%)+
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period..............  $54,614,813   $25,065,893   $16,383,300   $8,555,893   $1,204,231
Ratio of net investment income to
  average net assets...................         5.10%         5.52%         5.59%        6.10%        5.43%+
Ratio of expenses to average net
  assets...............................         0.64%         0.56%         0.55%        0.74%        0.57%+
Portfolio turnover rate................        29.55%        19.14%        12.52%        0.28%        7.82%

---------------
* Less than $.01 per share.
+ Annualized since Portfolio was dormant from June 24, 1994 to November 18,
1994.

MONEY MARKET PORTFOLIO FINANCIAL HIGHLIGHTS Set forth below is highlights of the operations of the Money Market Portfolio. Additional financial information is contained in the Statement of Additional Information of the Fund and in its Annual Report. Both of these documents are available at the address or phone number on the back cover of this prospectus. The Annual Report also contains a discussion of the performance of the Fund during 1998 a well as line graphs which show the value at inception and for each year after inception of a $10,000 investment made in each portfolio of the Fund. These graphs also show the performance of an investment over the same period in securities that comprise a broad based, unmanaged securities market index.

                             MONY SERIES FUND, INC.

                             MONEY MARKET PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                 FOR THE YEARS ENDED DECEMBER 31,
                              -----------------------------------------------------------------------
                                  1998           1997           1996           1995          1994
                              ------------   ------------   ------------   ------------   -----------
Net asset value, beginning
  of year...................  $       1.00   $       1.00   $       1.00   $       1.00   $      1.00
                              ------------   ------------   ------------   ------------   -----------
Income from investment
  operations
  Net investment income.....          0.05           0.05           0.05           0.05          0.04
Less distributions
  Dividends (from net
     investment income).....         (0.05)         (0.05)         (0.05)         (0.05)        (0.04)
                              ------------   ------------   ------------   ------------   -----------
Net asset value, end of
  year......................  $       1.00   $       1.00   $       1.00   $       1.00   $      1.00
                              ============   ============   ============   ============   ===========
     Total return...........          5.09%          5.15%          5.00%          5.50%         3.82%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year.....  $349,421,360   $158,286,237   $144,932,159   $110,366,978   $83,352,731
Ratio of net investment
  income to average net
  assets....................          5.09%          5.11%          4.95%          5.30%         3.77%
Ratio of expenses to average
  net assets................          0.45%          0.46%          0.45%          0.46%         0.49%

DIVERSIFIED PORTFOLIO FINANCIAL HIGHLIGHTS Set forth below is highlights of the operations of the Diversified Portfolio. Additional financial information is contained in the Statement of Additional Information of the Fund and in its Annual Report. Both of these documents are available at the address or phone number on the back cover of this prospectus. The Annual Report also contains a discussion of the performance of the Fund during 1998 as well as line graphs which show the value at inception and for each year after inception of a $10,000 investment made in each portfolio of the Fund. These graphs also show the performance of an investment over the same period in securities that comprise a broad based, unmanaged securities market index.

                             MONY SERIES FUND, INC.

                             DIVERSIFIED PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                            --------------------------------------------------------------
                                               1998         1997         1996         1995         1994
                                            ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of year........  $    20.61   $    17.99   $    15.72   $    13.14   $    13.47
                                            ----------   ----------   ----------   ----------   ----------
Income from investment operations
  Net investment income...................        1.41         0.34         0.36         0.43         0.38
  Net gains (losses) on investments (both
    realized and unrealized)..............        2.85         3.80         1.91         3.03        (0.24)
                                            ----------   ----------   ----------   ----------   ----------
    Total from investment operations......        4.26         4.14         2.27         3.46         0.14
                                            ----------   ----------   ----------   ----------   ----------
Less distributions
  Dividends (from net investment
    income)...............................       (1.65)       (0.39)        0.00        (0.43)       (0.38)
  Distributions (from realized capital
    gains)................................       (3.31)       (1.13)        0.00        (0.43)       (0.09)
  Distributions (in excess of realized
    capital gain).........................        0.00         0.00         0.00        (0.02)        0.00
                                            ----------   ----------   ----------   ----------   ----------
    Total distributions...................       (4.96)       (1.52)        0.00        (0.88)       (0.47)
                                            ----------   ----------   ----------   ----------   ----------
Net asset value, end of year..............  $    19.91   $    20.61   $    17.99   $    15.72   $    13.14
                                            ==========   ==========   ==========   ==========   ==========
    Total return..........................       23.69%       24.97%       14.44%       26.32%        1.03%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year...................  $3,279,620   $3,229,389   $3,380,587   $3,272,075   $2,860,700
Ratio of net investment income to average
  net assets..............................        0.40%        1.43%        2.02%        2.68%        3.19%
Ratio of expenses to average net assets...        1.83%        1.10%        0.91%        0.95%        0.57%
Portfolio turnover rate...................       34.45%       32.58%       24.43%       27.69%       51.38%

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISER

     The Fund's investment adviser is MONY Life Insurance Company of America ("MONY America"). MONY America's principal business address is 1740 Broadway, New York, New York 10019. MONY America is a wholly owned subsidiary of MONY Life Insurance Company ("MONY"). MONY America will carry on the overall day-to-day management of the seven current portfolios under an Investment Advisory Agreement with the Fund. It also will provide investment advice and related services for each of the portfolios. MONY America registered as an investment adviser under the Investment Advisers Act of 1940 in 1985. Prior to 1985 MONY America had not performed services as an investment adviser. MONY America has entered into a Services Agreement with MONY to provide it with personnel, services, facilities, supplies and equipment in order to carry out many of its duties. MONY America pays MONY for these services.

     Because the Investment Advisory Agreement and the Services Agreement are interrelated and dependent on each other, MONY may be considered to be an investment advisor of the Fund for certain federal regulatory purposes. MONY is registered as an investment adviser under the Investment Advisers Act of 1940. Its principal business address is 1740 Broadway, New York, New York 10019.

     MONY is a life insurance company organized under the laws of New York in 1842 as The Mutual Life Insurance Company of New York. In 1998, The Mutual Life Insurance Company of New York converted to a stock company through demutualization and was renamed MONY Life Insurance Company. MONY manages the investment assets held in its own general account, various separate accounts established by MONY, and the assets of its employee thrift plan trust. From 1969 to 1981, MONY provided investment advisory services for MONY Advisers, Inc. (a wholly owned subsidiary of MONY). MONY Advisers, Inc. acted as investment adviser to The MONY Fund, Inc., a registered, diversified, open-end, management investment company. As of December 31, 1998, total assets under management in the accounts managed by MONY and MONY America were about $25.0 billion. These assets included common stocks with a value of about $1.3 billion, and long and medium term publicly traded fixed income securities with a value of about $8.2 billion, and short-term debt obligations with a value of about $717.5 million. The size of the accounts and portfolios managed by MONY or its personnel does not assure that a shareholder of the Fund will realize any gain or be protected from any loss.

     MONY America and MONY serve as investment managers or advisers in managing their own assets and, in the case of MONY, the assets of separate accounts and certain of its subsidiaries. In the future, MONY America and MONY may serve as investment manager or adviser to other investment companies. Investment opportunities may arise that are appropriate for more than one account or entity for which MONY America or MONY serves as investment manager or adviser, including for their own accounts. When this occurs, MONY America and MONY and their personnel will not favor one over the another. Investments will be allocated among them in an impartial manner believed to be equitable to each entity involved. The allocations will be based on each entity's investment objectives and its current cash and investment positions. Because these various entities have different investment objectives and positions, MONY America or MONY may from time to time buy a particular security for one or more of such entities when it sells such securities for another.

The fee for each of the portfolios is shown in the table below.

--------------------------------------------------------------------------------------------
                 PORTFOLIO                                     MANAGEMENT FEE
--------------------------------------------------------------------------------------------
  Equity Income Portfolio                       Annual rate of .50% of the first $400
                                                million, .35% of the next $400 million and
                                                .30% of amounts in excess of $800 million.
--------------------------------------------------------------------------------------------
  Equity Growth Portfolio                       Annual rate of .50% of the first $400
                                                million, .35% of the next $400 million and
                                                .30% of amounts in excess of $800 million.
--------------------------------------------------------------------------------------------
  Intermediate Term Bond Portfolio              Annual rate of .50% of the first $400
                                                million, .35% of the next $400 million and
                                                .30% of amounts in excess of $800 million.
--------------------------------------------------------------------------------------------
  Long Term Bond Portfolio                      Annual rate of .50% of the first $400
                                                million, .35% of the next $400 million and
                                                .30% of amounts in excess of $800 million.
--------------------------------------------------------------------------------------------
  Government Securities Portfolio               Annual rate of .50% of the first $400
                                                million, .35% of the next $400 million and
                                                .30% of amounts in excess of $800 million.
--------------------------------------------------------------------------------------------
  Money Market Portfolio                        Annual rate of .40% of the first $400
                                                million, .35% of the next $400 million and
                                                .30% of amounts in excess of $800 million.
--------------------------------------------------------------------------------------------
  Diversified Portfolio                         Annual rate of .50% of the first $400
                                                million, .35% of the next $400 million and
                                                .30% of amounts in excess of $800 million.
--------------------------------------------------------------------------------------------

     MONY America has agreed to bear all expenses (1) for the Fund's organization, (2) related to initial registration and qualification under federal and state securities laws, and (3) for compensation of the Fund's directors, officers and employees who are interested persons (as defined by the 1940 Act) of MONY America. All other expenses, including those associated with calculating net asset value of the portfolios and any extraordinary or non-recurring expenses will be borne by the Fund. With respect to the expenses of printing and mailing prospectuses, see "Purchase and Redemption of Shares" on page 25.

     MONY America receives an investment management fee as compensation for its services to each of the portfolios.

CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

     Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004 is the custodian of the securities held by the portfolios of the Fund. It is authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system for the Federal Reserve Bank. The Fund acts as its own transfer agent and dividend-disbursing agent.

YEAR 2000 ISSUE

     MONY America has conducted a comprehensive review of the computer systems used in connection with the Fund. A new Year 2000 compliant software program used for fund accounting has been bought to replace the system currently used. Currently, it is being tested. MONY America has received assurances from suppliers of services that systems used in connection with the Fund are being modified and converted. MONY America will monitor the status of these efforts.

LEGAL PROCEEDINGS

     The Fund, its investment adviser and its principal underwriter are not a party to any legal proceedings at December 31, 1998.

                       PURCHASE AND REDEMPTION OF SHARES


     Shares in the Fund are currently being offered continuously to MONY and MONY America at prices equal to the net asset values of each portfolio. MONY and MONY America buy the shares for allocation to the Variable Accounts (as that term is defined on page 27.) to fund benefits payable under the contracts described in the attached prospectus. There is no sales charge for shares at the Fund level. The Fund sells its shares through MONY Securities Corporation ("MSC") (which acts as "principal underwriter" of the contracts and therefore of the shares of the Fund). MSC is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. It is expected that there will be no distribution expenses for the Fund, other than expenses for preparing, printing and mailing prospectuses. These expenses, and any other distribution expenses, will be paid by MSC pursuant to an underwriting agreement. The underwriting agreement will comply with pertinent provisions of the 1940 Act and rules of the Securities and Exchange Commission ("SEC") under the Act. The Fund may at some later date also offer its shares to other separate accounts of MONY, MONY America, or other MONY subsidiaries.


     The Fund is required to redeem all full and fractional shares of the Fund for cash within seven days of receipt of proper notice of redemption. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption.

     The right to redeem shares or receive payment with respect to any redemption may be suspended only (i) for any period during which trading on the New York Stock Exchange is restricted as determined by the SEC or when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists as defined by the SEC as a result of which disposal of a portfolio's securities or determination of the net asset value of each portfolio is not reasonably practicable, and (iii) for such other periods as the SEC may by order permit for the protection of shareholders of each portfolio.

     A portfolio may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the portfolio does not calculate net asset value. As a result, the value of these investments may change on days when shares cannot be purchased or sold by MONY and/or MONY America.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     The Fund and each of its portfolios intend to qualify as "regulated investment companies" under the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"). For a description of the restrictions that apply to qualifying as a regulated investment company, see the Statement of Additional Information. Under those provisions, there are certain cases in which the Fund and each of its portfolios will not be subject to federal income tax. Federal income tax will not apply on the part of the net ordinary income and net realized capital gains that each portfolio distributes to MONY and MONY America, for allocation to the Variable Accounts. Federal income tax will also not apply to MONY with respect to shares acquired with initial or additional capital. Since the only shareholders of the Fund will be MONY and MONY America, there is no discussion in this Prospectus of the federal income tax consequences at the shareholder level. For information on the federal tax results to Contract holders, see the attached prospectus for the Contracts.

     The Fund intends to distribute as dividends substantially all the net ordinary income, if any, of each portfolio. For dividend purposes, net ordinary income of each portfolio, consists of:

          (1) All dividends received (other than stock dividends), plus

          (2) All interest and other ordinary income accrued, plus

          (3) All short-term capital gains realized, less

          (4) The expenses of the portfolio (including fees payable to the investment adviser).

Net ordinary income of the Money Market Portfolio and the short-term debt part of any other portfolio consist of:

          (1) Interest accrued and/or discount earned (including both original issue and market discount), plus

          (2) All realized net short-term capital gains, less

          (3) The expenses of the portfolio (including the fees payable to the investment adviser).

Dividends on the Money Market Portfolio will be declared and reinvested daily in additional full and fractional shares of the portfolio. Shares corresponding to the Money Market Portfolio will begin accruing dividends on the day following the date on which they are issued. Dividends from investment income of the other portfolios will be declared and reinvested in additional full and fractional shares annually, although the Fund may make distributions more frequently. MONY may elect to receive dividends on the shares acquired to provide operating capital in cash.

     The Fund will normally declare and distribute annually all net realized capital gains of each portfolio of the Fund (other than short-term gains of the Money Market Portfolio, which are declared as dividends daily). In determining the amount of capital gains to be distributed, the realized capital gains and losses of each of the portfolios are computed separately. This will not cause any of the portfolios to have a different investment performance than it would if it were taxed, together with the other portfolios, as a single investment company. It will also not affect the value of Contract holders' interests under the Contracts.

     The Fund and each of its portfolios intend to declare dividends for each calendar year payable to shareholders of record as of a specified date. These dividends will be distributed in March of the following calendar year. In determining the capital gains distribution, the Fund and each of its portfolios will compute net realized capital gains for each calendar year.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. For the complete provisions, you should refer to the pertinent Code Sections and Treasury Regulations. The Code and these Regulations are subject to change by legislative, administrative or judicial actions.

                               SHARES IN THE FUND


     The authorized capital stock of the Fund consists of 2 billion shares, par value $.01 per share. The shares of capital stock are divided into seven classes: Equity Income Portfolio Capital Stock (150 million shares); Equity Growth Portfolio Capital Stock (150 million shares); Intermediate Bond Portfolio Capital Stock (150 million shares); Long Term Bond Portfolio Capital Stock (150 million shares); Government Securities Portfolio Capital Stock (150 million shares); Money Market Portfolio Capital Stock (750 million shares); and Diversified Portfolio Capital Stock (150 million shares). In the future, the Fund may allocate some of the remaining authorized shares to these classes, or create new classes and then issue shares of such new classes. Each share of stock will have a pro-rata interest in the assets of the portfolio to which the stock of that class relates and will have no interest in the assets of any other portfolio. Each portfolio bears its own liabilities and also its proportionate share of the general liabilities of the Fund. Holders of shares of any portfolio are entitled to redeem their shares (see "Purchase and Redemption of Shares" at page 25). The shares of each portfolio, when issued, will be fully paid and non-assessable, will have no preemptive, conversion, exchange or similar rights, and will be freely transferable. The shares do not have cumulative voting rights.


     MONY provided the initial capital for each of the Fund's portfolios. Additional shares may be acquired by MONY during the Fund's operation or any new portfolio's start-up period. The acquisition of shares by MONY will enable the portfolios (or any new portfolios) to avoid an unrealistically poor investment performance. Poor investment performance might otherwise result because the amounts available for investment were too small. The acquisition of shares by MONY also enables the portfolios to satisfy the net worth requirements of the 1940 Act. MONY may also acquire additional shares through dividend reinvestment in connection with the shares acquired during the start-up period. Any shares acquired by MONY (other than for allocation to the Variable Accounts described in "The Accounts and the Contracts," below) will be acquired for investment and can be disposed of only be redemption. They will not be redeemed by MONY until the other assets of the portfolios are large enough so that redemption will not have an adverse effect upon investment performance. MONY will vote these shares in the same proportion as the shares held in the Variable Accounts, which generally are voted in accordance with the instructions of contract holders.


                         THE ACCOUNTS AND THE CONTRACTS

     Shares of all portfolios in the Fund are currently sold to MONY America and MONY for allocation to MONY America Variable Account L and MONY Variable Account L to fund benefits under Flexible Premium Variable Life Insurance Contracts issued by those companies. The shares are also sold to those companies for allocation to MONY America Variable Account A and MONY Variable Account A to fund benefits under Flexible Payment Variable Annuity Contracts that they issue. Shares of all portfolios, other than the Government Securities Portfolio, are sold to MONY America and MONY for allocation to MONY America Variable Account S and MONY Variable Account S to fund benefits under Variable Life Insurance with Additional Premium Option contracts issued by them. In addition, shares of the Fund are sold to MONY for allocation to Keynote Series Account ("Keynote") to fund benefits under Individual Variable Annuity Contracts. Until June 24, 1994, shares were sold to MONY for allocation to Keynote to fund benefits under Group Annuity Contracts issued by MONY. Each contract holder allocates the net premiums and the assets relating to these Contracts, within contract limitations, among the subaccounts of these variable accounts ("Variable Accounts"). The subaccount assets are invested in the corresponding portfolios of the Fund. Contract holders should consider that the investment return experience of the portfolios will affect the value of the Contracts and may affect the amount of benefits received under the Contracts. The attached prospectus for the Contracts describes the Contracts and the relationship between changes in the value of shares of each portfolio and changes in the benefits payable under the Contracts. The rights of the Variable Accounts as shareholders should be distinguished from the rights of a Contract holder, which are described in the contracts. Because the shares of the Fund will be sold to MONY America and MONY for allocation to the Variable Accounts, the terms "shareholder" or "shareholders" in this prospectus refer to those companies.

                             STATE LAW RESTRICTIONS

     The investments of Keynote and the MONY Variable Accounts, and MONY America Variable Accounts are subject to the provisions of New York and Arizona insurance law, respectively, applicable to the investments of life insurance separate accounts. State law investment restrictions do not apply directly to the Fund. However, the portfolios will comply, without the approval of shareholders, with such statutory requirements, as they exist or may be amended.

     Currently under New York law, the assets of Keynote and the MONY Variable Accounts may be invested in any investments:

        (1) permitted by agreement between these Variable Accounts and their contract holders, and

        (2) acquired in good faith and with that degree of care that an ordinary prudent person in a like position would use under similar circumstances.


     The only agreement with contract holders pertaining to investments permitted for the Variable Accounts is as described in the prospectuses for the contracts, namely that the Variable Accounts will invest only in shares of the Fund. The investment assets of the Fund are subject to the investment objective, policies and restrictions applicable to the Portfolios, as described in this prospectus. (see The Fund at page 1) and in the Statement of Additional Information (Investment Restrictions).


     The following is a summary of the current provisions of Arizona law:

     The assets of variable accounts established by MONY America may be invested in any investments that are of the kind permitted and that satisfy qualitative requirements, but without regard to quantitative restrictions. The following instruments must receive an investment grade rating approved by the Director of
Insurance: (1) bonds, (2) debentures, (3) notes, (4) commercial paper and other evidences of indebtedness, and (6) preferred, guaranteed or preference stocks. Funds may not be invested in foreign banks (other than foreign branches of domestic banks) except that investments may be made in obligations issued, assumed or guaranteed by the International Bank for Reconstruction and Development. Investments not otherwise permitted under Arizona law may be made in an amount not exceeding in the aggregate 10% of assets and not exceeding 2% of assets as to any one such investment.

     Compliance with the New York and Arizona laws described above will ordinarily result in compliance with any applicable laws of other states. However, under some circumstances the laws of other states could impose additional restrictions. Accordingly, if any state or other jurisdiction in which the Variable Accounts propose to do business imposes additional limits applicable to the Variable Accounts, the Fund will comply with such further investments limits.

                        DETERMINATION OF NET ASSET VALUE

     The Investment Adviser once daily will determine the net asset value of the shares of each portfolio. The determination will occur immediately after the declaration of dividends, if any, at a time determined by the Fund's Board of Directors. Currently, net asset value is determined at 4:00 p.m. New York City time on each day the New York Stock Exchange is open for business. It may also be determined on any other day in which there is sufficient trading in the securities held by a portfolio to result in a material change in the value of such shares. The net asset value per share of each portfolio except the Money Market Portfolio is computed as follows:

          (1) Add the sum of the value of the securities held by the portfolio plus any cash or assets it holds.

          (2) Subtract all the portfolio's liabilities.

          (3) Divide the result by the total number of shares outstanding of that portfolio at the time of the determination.

Expenses, including the investment management fee payable to MONY America, are accrued daily.

     High-quality, short-term debt obligations held in any of the portfolios with a remaining maturity of 60 days or less will be valued on an amortized-cost basis. This means that each obligation will be valued initially at its purchase price. Thereafter, it will be valued by amortizing any discount or premium uniformly to maturity, regardless of the impact of fluctuating interest rates on the market value of the obligation. This highly practical method of valuation is in widespread use and almost always results in a value that is extremely close to the actual market value. The Fund's Board of Directors will review obligations valued under this method where: (1) credit or other factors may indicate the method is not appropriate, or (2) the rules of the SEC require a review. Short-term debt obligations with a remaining maturity of more than 60 days will be valued in the same way as are debt securities held in the Intermediate Term Bond, Long Term Bond and Government Securities portfolios, as described below in "Valuation of Intermediate Term Bond, Long Term Bond and Government Securities Portfolios."

VALUATION OF EQUITY INCOME AND EQUITY GROWTH PORTFOLIOS

     Short-term obligations will be valued on an amortized-cost basis. Each security traded on a national securities exchange will be valued on the valuation date at the last sales price (or last bid price if there were no sales of the security on that day) on the New York Stock Exchange. If the security is not traded on the New York Stock Exchange, it will be valued at the last sales or bid price on the principal exchange on which it is traded when the New York Stock Exchange closes. Any securities not traded on the a national exchange, but traded on the over-the-counter market, will be valued at the last bid price available when the New York Stock Exchange closes. There is an exception for securities for which quotations are furnished through a nationwide automated quotation system approved by NASDAQ. These securities will be valued at the closing best bid price furnished on the date of valuation.

VALUATION OF INTERMEDIATE TERM BOND, LONG TERM BOND AND GOVERNMENT SECURITIES PORTFOLIOS

     Securities will be valued based on a decision as to the broadest and most representative market for such security. The value will be based on:

          (i) the last available sales price on a national securities exchange, or

          (ii) in the absence of recorded sales, the average of readily available closing bid and asked prices on national securities exchanges, or

          (iii) the average of the quoted bid and asked prices in the over-the-counter market.

Securities or assets for which market quotations are not readily available will be valued at fair value as determined by the Investment Adviser under the direction of the Board of Directors of the Fund.

VALUATION OF MONEY MARKET PORTFOLIO


     The net asset value of shares of the Money Market Portfolio will normally remain at $1.00 per share because the net investment income of this portfolio (including realized and unrealized gains and losses on its holdings) will be declared as a dividend each time its net income is determined. (See "Dividends, Distributions and Taxes," at page 25.) If the Board of Directors of the Fund considers it inadvisable to continue to maintain the net asset value of the portfolio at $1.00 per share, the Board reserves the right to alter the procedure. The Fund will notify shareholders of any such alteration.


     The Fund will value all short-term debt obligations held in the Money Market Portfolio on an amortized cost basis. The regulations of the SEC require as a condition for using amortized cost valuation that the portfolio:

          (i) maintain a dollar-weighted average portfolio maturity not exceeding 90 days, and

          (ii) limit its portfolio investments to those United States dollar-denominated instruments determined to present minimal credit risks and which are Eligible Securities when acquired.

Eligible Securities include any security:

          (i) issued with, or with a remaining maturity of, 397 days or less, and

          (ii) which is rated (or, if unrated, the issuer also issues short-term securities any one of which, comparable in priority and security, is rated) by an SEC designated statistical rating organization in one of the two highest rating categories for short-term debt obligations; or

          (iii) the issuer of which does not have any securities which have a short term rating but which security is:

             (a) comparable in priority and security to a security which has been rated in one of the two highest rating categories for short term debt obligations by an SEC designated statistical rating organization, and

             (b) not a security which had an original maturity in excess of 397 days and which received a rating as a long term debt obligation form such rating organization that was not within the two highest rating categories.

In the event of sizable changes in interest rates, the value determined by amortized cost valuation may be higher or lower than the price that would be received if the obligation were sold. On these occasions (if any should occur) as a further condition to using amortized-cost valuation, procedures have been established by the Board of Directors. The procedures determine whether the deviation might be enough to affect the value of shares in the Money Market Portfolio by more than one-half of one percent. If it does, an appropriate adjustment will be made in the value of the obligations.

VALUATION OF DIVERSIFIED PORTFOLIO

     In determining the net asset value of the Diversified Portfolio, the method of valuation of a security will depend on the investment involved. A security, which is a common stock, will be valued in the same way as securities held in the Equity Income or Equity Growth portfolios. A security which is an intermediate or long-term fixed income security, or short-term debt obligations (other than those valued on an amortized-cost basis) will be valued in the same way as debt securities held in the Intermediate Term Bond, Long Term Bond or Government Securities portfolios.

                                                                      APPENDIX A

                      SECURITIES IN WHICH THE MONEY MARKET
                         PORTFOLIO MAY CURRENTLY INVEST

     The Money Market Portfolio, and the other Portfolios to the extent their investment policies so provide, may invest in the following short-term, debt securities regularly bought and sold by financial institutions:

     1. Debt securities (including bills, certificates of indebtedness, notes, and bonds) issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government that is established under the authority of an act of Congress. These include:

     - U.S. Treasury Bills,

     - Other obligations issued or guaranteed by the U.S. Government,

     - Obligations of U.S. agencies or instrumentalities which are backed by the U.S. Treasury, and

     - Obligations issued or guaranteed by U.S. agencies or instrumentalities and backed solely by the issuing agency or instrumentality.

        Such agencies or instrumentalities include, but are not limited to: (1) The Federal National Mortgage Association, (2) the Federal Farm Credit Bank, (3) the Federal Home Loan Bank and (4) the Government National Mortgage Association.

Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on them is generally backed directly or indirectly by the U.S. Treasury. This support can range from the backing of the full faith and credit of the United States, to U.S. Treasury guarantees, or to the backing solely of the issuing agency or instrumentality itself.

     2. Obligations (including certificates of deposit, bankers' acceptances and time deposits) of any bank which has, at the time of the Portfolio's investment, total investment assets of at least $1 billion or the equivalent. The bank may be organized under the laws of the United States or any state or foreign branches of such banks or foreign banks. The term "certificates of deposit" includes:

     - Eurodollar certificates of deposit, which are traded in the over-the-counter market,

     - Eurodollar time deposits, for which there is generally not a market, and

     - Yankee certificates of deposit.

"Eurodollars" are dollars deposited in banks outside the United States. Yankee certificates of deposit are certificates of deposit denominated in U. S. dollars and issued in the United States by the domestic branch of a foreign bank and are primarily traded in the United States. An investment in Eurodollar instruments involves risks that are different in some respects from an investment in debt obligations of domestic issuers. These risks include future political and economic developments such as possible expropriation or confiscatory taxation that might adversely affect the payment of principal and interest on the Eurodollar instruments. In addition, foreign branches of domestic banks and foreign banks may not be subject to the same accounting, auditing and financial standards and requirements as domestic banks. Finally, in the event of default, judgments against a foreign branch or foreign bank might be difficult to obtain or enforce. Yankee certificates have risks substantially similar to those of Eurodollar certificates.

"Certificates of deposit" are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year). "Bankers' acceptances" are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. "Time deposits" are non-negotiable deposits in a bank for a fixed period of time.

     3. Commercial paper issued by corporations which at the date of investment is rated (a) by any two SEC designated statistical rating organizations in one of the two highest rating categories for short-term debt obligations or, (b) if not rated, issued by domestic or foreign corporations which have an outstanding senior long-term debt issue rated by any two SEC designated statistical rating organizations in one of the two highest rating categories for short-term debt obligations. "Commercial paper" consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. If the commercial paper is issued by a foreign corporation, it must be U.S. Dollar denominated.

     4. Other corporate obligations issued by domestic or foreign corporations which at the date of investment are rated by any two SEC designated statistical rating organizations in one of the two highest rating categories for short-term debt obligations.

"Corporate obligations" are bonds and notes issued by corporations and other business organizations, including business trusts, in order to finance their long-term credit needs. If the obligation is issued by a foreign corporation, it must be U.S. Dollar denominated.

     5. Repurchase Agreements. When the Money Market Portfolio purchases money market securities of the types described above, it may on occasion enter into a repurchase agreement with the seller. In a repurchase agreement, the seller and the buyer agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price. This resale price reflects an agreed-upon market rate of interest effective for the period of time the Portfolio's money is invested in the security, and is not related to the coupon rate of the purchased security. Repurchase agreements may be considered loans of money to the seller of the underlying security, which are collateralized by the securities underlying the repurchase agreement. The Fund will not enter into repurchase agreements unless the agreement is "fully collateralized," i.e., the value of the securities is, and during the entire term of the agreement remains, at least equal to the amount of the "loan" including accrued interest. The Fund's custodian bank will take possession of the securities underlying the agreement, and the Fund will value them daily to assure that this condition is met. The Fund has adopted standards for the parties with whom it will enter into repurchase agreements. It believes these standards are reasonably designed to assure that such a party presents no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. In the event that a seller defaults on a repurchase agreement, the Fund may incur a loss in the market value of the collateral, as well as disposition costs. If a party with whom the Fund had entered into a repurchase agreement becomes involved in bankruptcy proceedings, the Fund's ability to realize on the collateral may be limited or delayed and a loss may be incurred if the collateral security of the repurchase agreement declines in value during the bankruptcy proceedings.

     6. Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements with banks. Reverse repurchase agreements have the characteristics of borrowing. They involve the sale of securities held by the Portfolio with an agreement to repurchase the securities at an agreed-upon price and date. The price reflects a rate of interest paid for the use of funds for the period. Generally, the effect of such a transaction is that the Portfolio can recover all or most of the cash invested in the securities involved during the term of the reverse repurchase agreement. In many cases the Portfolio will be able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Portfolio has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. The Portfolio may be unable to realize a return from the use of the proceeds equal to or greater than the interest required to be paid. Opportunities to achieve this advantage may not always be available, and the Portfolio intends only to use the reverse repurchase technique when it appears to be to its advantage to do so. The use of reverse repurchase agreements may magnify any increase or decrease in the value of the Portfolio's securities. The Fund's custodian bank will maintain in a separate account securities of the Portfolio that have a value equal to or greater than the Portfolio's commitments under reverse repurchase agreements.

     7. Asset backed securities are securities that have been structured to receive payment from an identified pool of assets. These pools are typically over-collateralized or they have some sort of financial guaranty such as a letter of credit or a third party guaranty to ensure full and timely repayment.

     8. Limited liquidity securities/securities sold under SEC Rule 144A. A substantial market of qualified institutional buyers may develop under Rule 144A of the 1933 Act for securities that are subject to legal or contractual restrictions on resale. If such a market develops, these securities may be treated as liquid securities. To the extent that for a period of time qualified institutional buyers cease purchasing such securities pursuant to Rule 144A, there may be an increase in the level of illiquidity in the portfolio during such period.

     Notwithstanding the above, it is the present intention of the Fund that the Money Market Portfolio continue to qualify under the requirements of Rule 2a-7 of the Securities and Exchange Commission ("SEC"). This Rule permits the Portfolio to use the amortized cost method of valuation to calculate net asset value if the Portfolio's funds are invested in accordance with its guidelines. Briefly, those guidelines require investment in Eligible Securities (see
VALUATION OF MONEY MARKET PORTFOLIO at page      for a discussion of Eligible
Securities) which qualify as First or Second Tier securities under the Rule. First Tier securities include any Eligible Security which:

     (i) is rated (or, if unrated, the issuer of which also issues short-term securities any one of which, comparable in priority and security, is rated) by an SEC designated statistical rating organization in its highest category for short-term debt obligations, or

     (ii) is a security having:

        - a remaining maturity of 397 days or less when acquired but which has an original maturity in excess of 397 days, and

        - which is now comparable in priority and security to a short-term security of the same issuer which is rated by an SEC designated statistical rating organization in the highest category for short-term debt obligations; or

     (iii) is unrated as a short-term security (and, if rated as a long-term security, received a rating in one of the two highest categories) and is issued by an issuer which has no rated short-term debt obligations comparable in priority and security.


A Second Tier security is any Eligible Security (see VALUATION OF MONEY MARKET PORTFOLIO at page 29 for a discussion of Eligible Securities) which is not a First Tier security.

                                                                      APPENDIX B

                      DESCRIPTION OF COMMERCIAL PAPER AND
                             CORPORATE BOND RATINGS

COMMERCIAL PAPER RATINGS

     Moody's commercial paper ratings are opinions of the ability of issuers to repay promissory obligations when due. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     - Prime 1-Superior Ability for Repayment;

     - Prime 2-Strong Ability for Repayment;

     - Prime 3-Acceptable Ability for Repayment.

     S&P's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the highest rating, "A", are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2", and "3" to indicate the relative degree of safety. The designation "A-1" indicates that the degree of safety regarding timely payment is either overwhelming or very strong. The "A+" designation is applied to those issues rate "A-1" which possess overwhelming safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

     Fitch's commercial paper ratings represent Fitch's assessment of the issuer's ability to meet its obligations in a timely manner. The assessment places emphasis on the existence of liquidity. Ratings range from "F-1+" which represents exceptionally strong credit quality to "F-4" which represents weak credit quality.

     Duff's short-term ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Emphasis is placed on liquidity. Ratings range for Duff 1+ are regarded as having the highest certainty of time payment. Issues rated Duff 1 are regarded as having very high certainty of timely payment.

     Thomson's BankWatch, Inc. assigns only one Issuer Rating to each company, based upon a qualitative and quantitative analysis of the consolidated financials of an issuer and its subsidiaries. The rating incorporates TBW's opinion of the vulnerability of the company to adverse developments which may impact the marketability of its securities, as well as the issuer's ability to repay principal and interest. Ratings range from "TBW-1" for highest quality to "TBW-3" for the lowest, companies with very serious problems.

BOND RATINGS

     A bond rated "Aaa" by Moody's is judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is deemed secure. While the various protective elements may change, such foreseeable changes are unlikely to impair the fundamentally strong position of such issues. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. Margins of protection on "Aa" bonds may not be as large as on "Aaa" securities or fluctuations of protective elements may be of greater magnitude or there may be other elements present which make the long-term risks appear somewhat larger than "Aaa" securities. Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds rated "Baa" are considered medium grade obligations whose interest payments and principal security appear adequate for the present but may lack certain protective elements or may be characteristically unreliable over any great length of time. Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classifications from "Aa" through "B" in its corporate bond rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category. Bonds rated "Ba" are judged to have speculative elements and bonds rated below "Ba" are speculative to a higher degree.

     Debt rate "AAA" by S&P has the highest rating assigned by it. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a strong capacity to pay interest and repay principal and differs from "AAA" issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated "BB" and below is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.

     Debt rated "AAA", the highest rating by Fitch, is considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Debt rated "AA" is regarded as very high credit quality. The obligor's ability to pay interest and repay principal is very strong. Debt rated "A" is of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings. Debt rated "BBB" is of satisfactory credit quality. The obligor's ability to pay interest and repay principal is adequate, however a change in economic conditions may adversely affect timely payment. Plus (+) and minus (-) signs are used with a rating symbol (except "AAA") to indicate the relative position within the category.

     Debt rated "AAA", the highest rating by Duff is considered to be of the highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt. Debt rated "AA" is regarded as high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Debt rated "A" is considered to have average but adequate protection factors. Bonds rated "BBB" are considered to have below average protection factors but still sufficient for prudent investment. Bonds rated "BB" and below are below investment grade and possess fluctuating protection factors and risk.

                             MONY SERIES FUND, INC.
                             ADMINISTRATIVE OFFICES
                    1740 BROADWAY, NEW YORK, NEW YORK 10019

The Statement of Additional Information has more information about the Fund. The Statement of Additional Information is incorporated by reference into this prospectus.

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

You may get a Statement of Additional Information, annual report or semi-annual report without charge by calling 1-800-487-6669 or by sending a request to: MONY Series Fund, Inc., 1740 Broadway, New York, New York 10019. Requests for other information about the Fund or any shareholder inquiries should be made by calling or writing to the above phone number or address.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commissions Public Reference Room in Washington, D.C. You may get information on the operation of the public reference room by calling the Securities and Exchange Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may get copies of this information by paying a duplicating fee, and writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

File Number: 2-95501

          811-04209

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                                  MAY 1, 1999

                             MONY SERIES FUND, INC.
                                 1740 BROADWAY
                            NEW YORK, NEW YORK 10019
                                 1-800-487-6669

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT SHOULD BE READ IN CONJUNCTION WITH THE CURRENT PROSPECTUS FOR MONY SERIES FUND, INC. DATED MAY 1, 1999. TO OBTAIN THIS PROSPECTUS PLEASE CALL 1-800-487-6669 OR WRITE:

                             MONY SERIES FUND, INC.
                                 1740 BROADWAY
                            NEW YORK, NEW YORK 10019

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
GENERAL INFORMATION.........................................   (1)
INVESTMENT RESTRICTIONS.....................................   (1)
INVESTMENT ADVISORY AND OTHER SERVICES......................   (3)
  Distribution of Shares....................................   (5)
  Custodian.................................................   (5)
  Independent Accountants...................................   (5)
  Service Marks License.....................................   (6)
MANAGEMENT OF THE FUND......................................   (7)
VOTING RIGHTS...............................................   (9)
SUBSEQUENT ANNUAL MEETINGS..................................  (10)
CONTROL PERSONS.............................................  (10)
PORTFOLIO BROKERAGE AND RELATED PRACTICES...................  (10)
FEDERAL INCOME TAX STATUS...................................  (12)
PERFORMANCE DATA............................................  (13)
FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS......  F-1

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                              GENERAL INFORMATION

     MONY Series Fund, Inc. (the "Fund"), a Maryland corporation organized on December 14, 1984, currently consists of seven (7) different Portfolios that are, in effect, separate investment funds: Equity Income Portfolio, Equity Growth Portfolio, Intermediate Term Bond Portfolio, Long Term Bond Portfolio, Government Securities Portfolio, Money Market Portfolio, and Diversified Portfolio (the "Portfolios"). Until November 18, 1994, the Government Securities Portfolio had been known as the Intermediate Government Bond Portfolio. The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, diversified, management investment company. This registration does not imply any supervision by the Securities and Exchange Commission over the Fund's management or its investment policies or practices.

     For more detailed information about the Fund, including information on the purchase, redemption and pricing of the shares of the Fund see the Prospectus of the Fund (PURCHASE AND REDEMPTION OF SHARES, SHARES IN THE FUND).

                            INVESTMENT RESTRICTIONS

     The Fund is registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company. This registration does not imply any supervision by the Securities and Exchange Commission over the Fund's management or its investment policies or practices.

     A description of the investment objectives of each Portfolio, as well as the policies through which those objectives are pursued, is contained in the Prospectus (INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS).

     In addition, the current Portfolios of the Fund are subject to certain fundamental investment restrictions that may not be changed except with the approval of a majority vote of the outstanding shares of the Portfolio affected (which for this purpose and under the 1940 Act means the lesser of (i) 67 percent of the Portfolio shares represented at a meeting at which more than 50 percent of the outstanding Portfolio shares are represented or (ii) more than 50 percent of the outstanding Portfolio shares). The Fund may in the future create new portfolios that may be subject to different investment restrictions.

     The fundamental investment restrictions applicable to the seven current Portfolios, including those fundamental restrictions described in the Prospectus (The Fund), are:

          1. The Portfolios will not: (a) invest in the securities of any company for the purpose of exercising control or management thereof (alone or together with the other Portfolios); (b) write or purchase put or call options; (c) purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, (d) effect a short sale of securities, or (e) invest in obligations that are not denominated in United States dollars.

          2. Securities of other issuers will not be underwritten, except that the right is reserved for each Portfolio to purchase for investment, on original issue or otherwise, securities that may not subsequently be distributed to the public without registration or that are exempt from registration, to the extent that investments in such securities will not exceed 10 percent of the value of each Portfolio's total assets at the time such an investment is made. Expenses of any such registration will be borne by such Portfolio only if its best efforts to have the issuer agree to bear such expenses are unsuccessful.

          3. The Portfolios will not purchase real estate or real estate mortgages, except that the right is reserved for each Portfolio to purchase and sell securities which are secured by real estate or real estate mortgages and securities of real estate investment trusts or other issuers that invest or deal in the foregoing. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This restriction does not prohibit the Fund in the future from establishing one or more real estate portfolios.

                                       (1)

          4. The Portfolios will not purchase or sell commodities, commodity contracts, or oil or gas interests, except that the right is reserved for each Portfolio to purchase securities of issuers which invest or deal in the foregoing.

          5. The Portfolios will not engage in the issuance of senior securities, except in the case of certain borrowings, as described in paragraph (7) below.

          6. Loans, both long and short term, may be made by a Portfolio only through the purchase or acquisition of privately-placed bonds, debentures, notes or other evidences of indebtedness (that may or may not be convertible into stock) of a type customarily acquired by institutional investors provided, however, that no such purchase or acquisition will be made if, as a result thereof, more than 10 percent of the value of the Portfolio's assets would be so invested. (Any such "loan" may be considered a security subject to the 10 percent investment limitation referred to in
     (2) above.) The purchase or acquisition of repurchase agreements, certificates of deposit or of portions of publicly distributed bonds, debentures, or other securities, shall not be considered the making of a loan by the Portfolios for purposes of this restriction.

          7. Borrowing of money will not be made by any Portfolio, except as a temporary position for emergency purposes (to facilitate redemptions but not for leveraging or for investment) and then only from banks in an amount not exceeding 10 percent of the value of a Portfolio's assets (including the amount borrowed) less liabilities (not including the amount borrowed as a result of the borrowing) at the time such borrowing is made, and during any period when outstanding indebtedness for money borrowed shall exceed 5 percent of the value of its total assets, the Portfolio will make no purchases of securities.

          8. In general, the Portfolios do not intend to concentrate investments in any one industry. Accordingly, no Portfolio will make an investment in a particular industry, if as a result of such investment more than 25 percent of the value of its assets would be invested in that industry, except that this restriction shall not apply to (a) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (b) certificates of deposit issued by, time deposits in, bankers' acceptances accepted by, or repurchase agreements with, banks organized within the United States. For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry and will be grouped instead according to their services; for example, gas, electric, and telephone utilities will each be considered a separate industry.

          9. The Fund will operate as a diversified company as that term is used in the Investment Company Act of 1940. This means that 75 percent of the assets of each Portfolio other than the Money Market Portfolio and 100% of the assets of the Money Market Portfolio is subject to the limitation that no purchase of a security -- other than cash, cash items, and securities of the U.S. Government, its agencies or instrumentalities -- will be made if, as a result of such purchase: (a) more than 5 percent of the value of the Portfolio's assets would be invested in the securities of one issuer, or
     (b) the Fund as a whole or any Portfolio would hold more than 10 percent of the outstanding voting securities of any one issuer. In addition to the above limitations, the Money Market Portfolio may not have invested more than (x) the greater of 1 percent of its Total Assets or $1,000,000 in securities of any issuer, and (y) 5 percent of Total Assets in securities of all issuers which were, when acquired by the Portfolio (either initially or on rollover), Second Tier Securities (see Appendix A of the Prospectus for a definition of Second Tier Securities). Some uncertainty exists as to whether certain of the types of bank obligations in which a Portfolio may invest, such as certificates of deposit and bankers' acceptances, should be classified as "cash items" rather than "securities" for purposes of this restriction, which is a diversification requirement under the 1940 Act. Interpreting most bank obligations as "securities" limits the amount a Portfolio may invest in the obligations of any one bank to 5 percent of its total assets. If there is an authoritative decision that any of these obligations are not "securities" for purposes of this diversification test, this limitation will not apply to the purchase of such obligations.

          10. No Portfolio may purchase or acquire securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or except by purchase in the open market of securities of closed-end investment companies where no underwriter's or dealer's commission

                                       (2)
     or profit, other than customary broker's commission, is involved, provided that immediately thereafter such Portfolio or the Fund as a whole may not own (a) securities of investment companies having an aggregate value in excess of 10 percent of such Portfolio's total assets; (b) more than 3 percent of the outstanding voting stock of the investment company; or (c) securities of the investment company having an aggregate value in excess of 5 percent of the Portfolio's total assets.

          11. No Portfolio will invest more than 10 percent of its total assets in illiquid assets, including illiquid restricted securities, repurchase agreements maturing in more than seven days, and non-negotiable time deposits maturing in more than seven days.

          12. The Portfolios will not participate on a joint or a joint and several basis in trading accounts in securities but this restriction does not prevent the aggregation of orders for the sale or purchase of Portfolio securities with the other Portfolios or with any other accounts advised or sponsored by the Investment Adviser or any of its affiliates to reduce brokerage commissions or otherwise to achieve the best overall execution.

          13. No Portfolio will invest in foreign securities that are not publicly traded in the United States if at the time of the acquisition more than 10 percent of such Portfolio's total assets would be invested in such securities.

     The Money Market Portfolio is subject to the additional investment restriction that it will not invest in any security with a remaining maturity in excess of one year, except that underlying collateral securities held pursuant to repurchase agreements may have a remaining maturity of more than one year.

                     INVESTMENT ADVISORY AND OTHER SERVICES

     The Fund has entered into an Investment Advisory Agreement with MONY Life Insurance Company of America ("MONY America") under which MONY America will carry on the overall day-to-day management of the Equity Income, Equity Growth, Intermediate Term Bond, Long Term Bond, Government Securities, Money Market, and Diversified Portfolios of the Fund, and provide investment advice and related services for each of those Portfolios. If the Fund creates new portfolios in the future, MONY America may be appointed to act as investment adviser and manager for those portfolios, as well, or the Fund may appoint a different investment adviser for any new portfolio.

     The Investment Advisory Agreement was initially approved by the Fund's Board of Directors, including a majority of the non-interested directors (as defined by the 1940 Act), on January 2, 1985. The agreement was amended effective August 4, 1997, and the Amended Investment Advisory Agreement was approved by the shareholders on October 14, 1997. The continuance of the Amended Investment Advisory Agreement was approved by the Fund's Board of Directors on February 18, 1998. The Services Agreement was similarly approved on January 2, 1985 and continuance for an additional year was most recently approved by the Fund's Board of Directors on February 18, 1998. Both Agreements will continue in effect if approved annually by (1) a majority of the non-interested directors (as defined by the 1940 Act) of the Fund's Board of Directors, and (2) a majority of the entire Board of Directors or a majority vote of the voting shares of each Portfolio. If a majority of the voting shares of any Portfolio vote to approve both Agreements, they will remain in effect with respect to that Portfolio, even if they are not approved by a majority of the voting shares of any other Portfolio or by a majority of the voting shares of the entire Fund. The Agreements are not assignable. The Investment Advisory Agreement may be terminated without penalty upon 60 days' notice by the Fund's Board of Directors or by a majority vote of its shareholders, and upon 90 days' notice by the Investment Adviser. The Services Agreement may be terminated without penalty upon 60 days' notice by either party.

     The Investment Adviser will provide portfolio management and investment advice to the Fund, as described in the Prospectus, with respect to the seven current Portfolios of the Fund and any portfolio that the Fund may create in the future if the Fund designates the Investment Adviser to act as investment adviser and manager for such new portfolio. The Fund may, at its option, appoint a different investment adviser for any new portfolio. The Investment Adviser also is obligated to perform certain administrative and management services for the Portfolios it manages and to provide all executive, administrative, clerical and other personnel

                                       (3)
necessary to operate the Fund, and to pay the salaries of all these persons. The Investment Adviser will furnish the Fund with office space, facilities, and equipment and will pay the day-to-day expenses for their operation and maintenance.

     The Investment Adviser has entered into a Services Agreement with The Mutual Life Insurance Company of New York (now, MONY Life Insurance Company "MONY"), as briefly described in the Prospectus. Under this Services Agreement MONY will provide the Investment Adviser, with some or all of the personnel, services, facilities, supplies and equipment necessary for the Adviser to carry out its duties to the Fund. In return the Investment Adviser will pay to MONY all, or a portion, of the investment management fee the Investment Adviser receives from the Fund. The Investment Adviser is a wholly-owned subsidiary of MONY, organized under the laws of the State of New York in 1842. MONY is licensed to do business in all fifty states, the District of Columbia, Puerto Rico, the Virgin Islands, and certain Canadian Provinces. Because the Investment Advisory Agreement and Services Agreement are interrelated and dependent on each other, MONY may be deemed to be an investment adviser to the Fund for certain regulatory purposes. Both MONY and the Investment Adviser are registered as investment advisers under the Investment Advisers Act of 1940.

     The Fund will pay the Investment Adviser an investment management fee, which will be a daily charge equal to an annual rate of .50 percent of the first $400 million of the aggregate average daily net assets of each of the Equity Growth, Equity Income, Diversified, Intermediate Term Bond, Long Term Bond, and Government Securities Portfolios, .35 percent of the next $400 million of the aggregate average daily net assets of each of those Portfolios, and .30 percent of the aggregate average daily net assets of each of those Portfolios in excess of $800 million. The Fund will also pay a daily charge equal to an annual rate of .40 percent of the first $400 million of the aggregate average daily net assets of the Money Market Portfolio, .35 percent of the next $400 million of the aggregate average daily net assets of the Money Market Portfolio, and .30 percent of the aggregate average daily net assets of the Money Market Portfolio in excess of $800 million. During the one year periods ended December 31, 1996, 1997, and 1998, the Fund paid MONY America $1,013,716, $1,265,983 and
$2,038,770, respectively, under the Investment Advisory Agreement.

     The Investment Adviser will pay for (i) the legal, accounting, and all other expenses of organizing the Fund, initially registering and qualifying the Fund and its securities under federal and state securities laws (including the costs of printing any prospectuses or other materials in connection with the initial registration or qualification); (ii) the expense in rendering investment advice to the Fund (including any payment to MONY as agreed to in connection with the Services Agreement); and (iii) the compensation of directors, officers and employees of the Fund who are interested persons (as defined by the 1940
Act) of the Investment Adviser. The Fund will bear all other expenses, including (but without limitation): (a) legal, auditing fees and expenses; (b) interest expenses; (c) brokerage fees and commissions; (d) the fees and expense for computing the net asset value of the Fund's capital stock attributable to the Portfolios; (e) taxes or governmental fees; (f) the cost of preparing share certificates or any other direct expense of issue, sale, underwriting, distribution, redemption or repurchase of shares of the Fund; (g) the cost of preparing and distributing reports and notices to shareholders; (h) the cost of holding the Fund's annual or special shareholders' meetings and of any proxy solicitation; (i) the fees or disbursements of dividend, disbursing, plan, transfer or other agent; (j) fees or disbursements of custodians of the Fund's assets; (k) the compensation of all directors, officers and employees of the Fund who are not interested persons (as defined by the 1940 Act) of the Investment Adviser; (l) the cost of any fidelity bond for any officer, agent or employee of the Fund required under the 1940 Act or otherwise; and (m) the cost of any directors and officers' insurance for any directors or officers of the Fund. The Fund will also bear the cost of maintaining the effectiveness of its registration and qualification of its capital stock for sale (including the preparation, printing and mailing of any prospectuses or other materials required by federal or state authorities); these expenses will be reimbursed to the Fund by MONY Securities Corporation ("MSC"), a wholly-owned subsidiary of MONY, as principal underwriter, as described below in "Distribution of Shares." The Fund will bear any extraordinary or non-recurring expenses (including expenses associated with legal claims, liabilities, litigation costs and any related indemnification).

     The Investment Adviser has agreed to reimburse the Fund for the amount, if any, by which the aggregate ordinary operating expenses of any Portfolio in any calendar year exceed the most restrictive expense
                                       (4)
limitations then in effect under state securities law or regulations, as described in the Prospectus (State Law Restrictions).

DISTRIBUTION OF SHARES

     The Fund presently intends to offer to sell its shares continuously, on a no-load basis, to MONY Life Insurance Company of America ("MONY America") and MONY for allocation to MONY America Variable Account L and MONY Variable Account L to fund benefits under Flexible Premium Variable Life Insurance Contracts issued by those companies, and to MONY America and MONY for allocation to MONY America Variable Account S and MONY Variable Account S to fund benefits under Variable Life Insurance with Additional Premium Option Contracts issued by those companies, and to MONY America and MONY for allocation to MONY America Variable Account A and MONY Variable Account A to fund benefits under Flexible Payment Variable Annuity Contracts issued by those companies, and to MONY for allocation to Keynote Series Account ("Keynote") to fund benefits under Individual Variable Annuity Contracts issued by MONY. These variable accounts ("Variable Accounts") invest in shares of the Fund in accordance with allocation instructions received from Contract holders. MSC will act as "principal underwriter" of the Contracts and, therefore, of the shares of the Fund pursuant to written Underwriting Agreements with the Fund, MONY America and MONY. The Underwriting Agreements were initially approved by the Fund's Board of Directors, including a majority of the non-interested directors (as defined by the 1940 Act), on December 20, 1984. Continuance of the Underwriting Agreement with the Fund, MONY and MONY America for an additional year was most recently approved by the Fund's Board of Directors on February 18, 1998. The agreements will continue in effect if approved annually by the Fund's Board of Directors, including a majority of the non-interested directors. MSC will not receive commissions or other compensation for acting as principal underwriter of the Fund's shares, although MSC's agents and representatives may receive sales commissions in connection with their sale of the Contracts. Since shares will be sold only to MONY and MONY America for allocation to the Variable Accounts, and to MONY in respect of its providing operating capital to the Fund, it is expected that the Fund will have no distribution expenses other than the expense of the preparation, printing and mailing of prospectuses. MONY has agreed to bear such start-up expenses, as well as any other distribution expenses that may arise.

     MSC, as broker-dealer for the Contracts, will be reimbursed by MONY and MONY America for these distribution expenses. If the Fund in the future is to bear any of these distribution expenses, the Fund's Board of Directors will formulate a written distribution plan that complies with the rules of the Securities and Exchange Commission. Both this distribution plan and any distribution agreement entered into pursuant to the plan will be approved by the Fund's Board of Directors, including a majority of the non-interested directors (as defined by the 1940 Act). The plan will then be submitted for approval at the next annual meeting of shareholders. Thereafter, both the distribution plan and any related distribution agreement will continue in effect if approved annually by a majority of the Fund's Board of Directors, including a majority of the non-interested directors (as defined by the 1940 Act).

CUSTODIAN

     Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004 is the custodian of the securities held by the Portfolios of the Fund, and is authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system for the Federal Reserve Bank. The Fund acts as its own transfer agent and dividend-disbursing agent.

INDEPENDENT ACCOUNTANTS

     The financial statements and the financial highlights table included in this Registration Statement have been audited by PricewaterhouseCoopers LLP, independent accountants, and are included herein in reliance upon the accompanying report of that firm, which report is given upon their authority, as experts in accounting and auditing. The business address of PricewaterhouseCoopers LLP is 1177 Avenue of the Americas, New York, New York 10036.

                                       (5)

SERVICE MARKS LICENSE

     As part of the Investment Advisory Agreement, the Investment Adviser (acting on behalf of MONY) has granted the Fund permission to use the word "MONY" in its corporate name and granted a royalty-free, non-exclusive license to use any service marks adopted by MONY that are appropriate for use by the Fund. However, the Investment Adviser may terminate this license if MONY, or a company controlled by it, ceases to be the Fund's investment adviser. The Investment Adviser may also terminate the license for any other reason upon 60 days' written notice. In this event, the Fund would no longer be able to use the word "MONY" in its corporate name. In addition, the Investment Advisory Agreement would also terminate 120 days after the Fund receives such notice, unless a majority of the outstanding voting shares of the Fund vote to continue the Agreement notwithstanding the license's termination.

                                       (6)

                             MANAGEMENT OF THE FUND

     The Fund is supervised by a Board of Directors, an independent body that has ultimate responsibility for the Fund's activities. The Board retains various companies to carry out the Fund's operations, including the investment adviser and custodian. The Board has the right and the obligation to terminate the Fund's relationship with the investment adviser and custodian and retain a different company if the Board believes it is in the shareholders' best interests.

     The names of all directors and officers of the Fund and the principal occupation of each during the last five years are shown below.

                       DIRECTORS AND OFFICERS OF THE FUND

                                POSITIONS HELD               PRINCIPAL OCCUPATIONS
    NAME AND ADDRESS           WITH REGISTRANT                DURING PAST 5 YEARS
    ----------------           ---------------               ---------------------
Kenneth M. Levine*.......  Director, Chairman of     1998 to present -- Director, Executive
  1740 Broadway            the Board, President of   Vice President and Chief Investment
  New York, New York         the Fund                Officer, The MONY Group Inc., 2/94 to
  10019                                              present -- Director, (Trustee), 1/91
                                                     to present -- Executive Vice President
                                                     and Chief Investment Officer, 2/90 to
                                                     1/91 -- Executive Vice President, 8/89
                                                     to 2/90 -- Senior Vice
                                                     President -- Pension Sector, 1/88 to
                                                     8/89 -- Senior Vice President, MONY;
                                                     9/91 to present -- Director and
                                                     Chairman, MONY Realty Partners, Inc.,
                                                     MONY Bloomfield Hills, Inc. and 1740
                                                     Ventures, Inc.; 9/91 to present --
                                                     Chairman, MONY-Rockville/GP, Inc.;
                                                     7/91 to present -- Director and
                                                     Executive Vice President, MONY Life
                                                     Insurance Company of America; 8/89 to
                                                     present -- Director, 1740 Advisers,
                                                     Inc.
Floyd L. Smith...........  Director of the Fund      1/91 to 12/31/91 -- Vice Chairman,
  Naples, Florida 33963                              5/89 to 1/91 -- Vice Chairman, Chief
                                                     Investment Officer, 10/88 to 12/91 --
                                                     Trustee, 10/88 to 5/89 -- Trustee,
                                                     Executive Vice President and Chief
                                                     Investment Officer; 1/85 to 10/88 --
                                                     Executive Vice President and Chief
                                                     Investment Officer, MONY; 3/85 to
                                                     10/88 -- Director, MONY Life Insurance
                                                     Company of Canada; 1/85 to 2/91 --
                                                     Director, MONY Legacy Life Insurance
                                                     Company; 1/85 to 12/87 -- MONY
                                                     Securities Corp.; 1/85 to
                                                     12/88 -- Trustee, Vice President and
                                                     Treasurer, MONY Real Estate Investors;
                                                     1/85 to 12/91 -- Director, MONY Credit
                                                     Corporation; 1/85 to
                                                     12/90 -- Director, MONYCO, Inc. and
                                                     1/85 to 12/91 -- Director, 1740
                                                     Ventures, Inc.; 8/86 to
                                                     12/90 -- Director and President, MONY
                                                     Funding Inc.; 5/86 to
                                                     12/91 -- Director, MONY Bloomfield
                                                     Hills, Inc. and MONY-Rockville/GP,
                                                     Inc.; 7/85 to 12/91 -- Director, MONY
                                                     Realty

                                       (7)

                                POSITIONS HELD               PRINCIPAL OCCUPATIONS
    NAME AND ADDRESS           WITH REGISTRANT                DURING PAST 5 YEARS
    ----------------           ---------------               ---------------------
                                                     Partners, Inc.; 4/86 to
                                                     8/91 -- Director, MONY Realty
                                                     Management, Inc.; 3/87 to
                                                     12/89 -- Director, ONE Memorial Drive,
                                                     Inc.; 1/85 to 3/90 -- Chairman and
                                                     Member, The MONY Variable Account-A
                                                     and The MONY Variable Account-B.
Joel Davis...............  Director of the Fund      President, Architectural Designs, Inc.
  Westport, CT 06880                                 (Magazine Publisher). Director,
                                                     Magazine Publishers of America.
Michael J. Drabb.........  Director of the Fund      5/89 to 5/92 -- Executive Vice
  Convent Station,                                   President, 1/85 to 5/89 -- Senior Vice
  New Jersey 07961                                   President, MONY; 1/85 to
                                                     2/91 -- Director and Vice President,
                                                     MONY Legacy Life Insurance Company;
                                                     1/85 to 5/92 -- Financial Liaison
                                                     Officer, MONY Credit Corporation;
                                                     11/87 to 3/90 -- Member, The MONY
                                                     Variable Account-B Committee; 1/86 to
                                                     12/91 -- MONY Funding, Inc.; 7/87 to
                                                     12/91 -- Director, MONY Reinsurance
                                                     Corporation, MONY-RE Group, Inc. and
                                                     MONY-RE Management, Inc.; 3/87 to
                                                     12/89 -- Director, ONE Memorial Drive,
                                                     Inc.; 7/87 to 12/91 -- Director, MONY
                                                     Credit Corporation; 9/85 to
                                                     12/89 -- Director, MONY Agricultural
                                                     Financial Services, Inc.; 9/85 to
                                                     5/92 -- Director, Bell Investment
                                                     Acquisition Corporation; 6/85 to
                                                     5/92 -- Vice President, MONY Life
                                                     Insurance Company of America.
Alan J. Hartnick.........  Director of the Fund      2/93 to present -- Partner, Abelman
  New York, New York                                 Frayne & Schwab, Attorneys-at-Law;
  10017                                              1973 to 2/93 -- Partner, Colton,
                                                     Hartnick, Yamin & Sheresky,
                                                     Attorneys-at-Law.
Edward E. Hill...........  Vice President --         1/90 to present -- Vice President
  1740 Broadway              Compliance of the Fund  Chief Compliance Officer; 5/87 to
  New York, New York                                 1/90 -- Vice President -- Compliance;
  10019                                              MONY. 7/91 to present -- Vice
                                                     President, Compliance, MONY Life
                                                     Insurance Company of America; 1/84 to
                                                     present -- Vice President, Compliance,
                                                     1740 Advisers, Inc. and MONY
                                                     Securities Corporation.
John P. Keller...........  Controller of the Fund    2/88 to present -- Vice President --
  1740 Broadway                                      Investment Accounting, MONY. 12/87 to
  New York, New York                                 7/88 -- Controller, ONE Memorial
  10019                                              Drive, Inc.; 5/86 to
                                                     7/88 -- Controller, MONY Realty
                                                     Management, Inc.; 4/86 to 7/88 --
                                                     Controller, MONY -- Rockville/GP,
                                                     Inc., and MONY Bloomfield Hills, Inc.;
                                                     7/85 to 7/88 -- Controller, MONY
                                                     Realty Partners, Inc.; 1/85 to
                                                     7/88 -- Assistant Controller, MONYCO,
                                                     Inc.; 1/85 to

                                       (8)

                                POSITIONS HELD               PRINCIPAL OCCUPATIONS
    NAME AND ADDRESS           WITH REGISTRANT                DURING PAST 5 YEARS
    ----------------           ---------------               ---------------------
                                                     7/88 -- Controller, MONY Advisers,
                                                     Inc. and MONY Credit Corporation.
David V. Weigel..........  Treasurer of the Fund     5/91 to present -- Vice President --
  1740 Broadway                                      Treasurer, MONY; Vice President and
  New York, New York                                 Treasurer, MONY Credit Corporation and
  10019                                              1740 Ventures, Inc.; 4/91 to
                                                     present -- Director, MONY Securities
                                                     Corporation, 1740 Advisers, Inc., MONY
                                                     Brokerage, Inc.; 8/91 to
                                                     present -- Treasurer, MONY Life
                                                     Insurance Company of America and MONY
                                                     Series Fund, Inc.
Frederick C. Tedeschi....  Secretary of the Fund     9/89 to Present -- Vice
  1740 Broadway                                      President -- Chief Counsel, Individual
  New York, New York                                 Financial Services, 10/88 to
  10019                                              9/89 -- Senior Counsel -- Individual
                                                     Financial Services, 9/87 to
                                                     10/88 -- Associate General Counsel,
                                                     MONY; 1/90 to 10/96 -- Secretary, MONY
                                                     Brokerage, Inc.; 2/90 to 2/91 --
                                                     Director, MONY Legacy Life Insurance
                                                     Company.

---------------
* Mr. Levine, who is an interested person (as that term is defined in the 1940
  Act), is a salaried employee of MONY.

     No director or officer of the Fund who is also an officer, director or employee of MONY or MONY America is entitled to any additional remuneration from the Fund for his services as one of its directors or officers. Each director of the Fund who is not an interested person of the Fund will receive a fee of $1,750 per calendar quarter plus an additional amount of $1,000 for each meeting of the Board, of a Committee of the Board (as provided for in the By-Laws), or of the Fund's shareholders that he attends. Non-interested directors will also be reimbursed for all expenses incurred in connection with attendance at meetings.

     The 1940 Act requires that a majority of the Fund's Board of Directors shall be persons who are not interested persons of MONY, the Investment Adviser or the Fund. The membership of the Board complies with this requirement. Certain actions of the Board, including the annual continuance of the Investment Advisory Agreement between the Fund and the Investment Adviser and the Services Agreement between the Investment Adviser and MONY, must be approved by a majority of the members of the Board who are not interested persons of MONY, the Investment Adviser or the Fund. One of the five members of the Board, Mr. Levine is an interested person of MONY, the Investment Adviser and the Fund (as that term is defined in the 1940 Act) because he is an affiliated person of MONY and the Investment Adviser.

                                 VOTING RIGHTS

     All shares of capital stock of the Fund have equal voting rights (regardless of the net asset value per share) except that only shares of the respective Portfolios are entitled to vote on matters concerning only that Portfolio. The shares do not have cumulative voting rights. Holders of more than 50% of the shares of the Fund voting for the election of directors, can, if they choose to do so, elect all of the Fund's directors. In such event the holders of the remaining shares would not be able to elect any directors. Pursuant to the 1940 Act and the rules and regulations thereunder, certain matters approved by a vote of all shareholders of the Fund may not be binding on a Portfolio whose shareholders have not approved that matter. Each outstanding share of each Portfolio is entitled to one vote and to participate equally in dividends and distributions declared by that Portfolio and, upon dissolution or liquidation, in the Portfolio's net assets after satisfying outstanding liabilities.

                                       (9)

     The voting rights of Contract holders, and limitations on those rights, are explained in the accompanying prospectus for the Contract. MONY and MONY America as the owners of the assets in the Variable Accounts, are entitled to vote all of the shares of the Fund attributable to the Variable Accounts, but they will generally do so in accordance with the instructions of Contract holders. Under certain circumstances, however, MONY and MONY America may disregard voting instructions received from Contract holders. The Fund might under these circumstances be deemed to be controlled by MONY and MONY America by virtue of the definitions contained in the 1940 Act although the Fund disclaims that such control exists.

                           SUBSEQUENT ANNUAL MEETINGS

     The Board of Directors of the Fund has amended the By-laws of the Fund to provide that annual meetings will not be held in any year unless the Investment Company Act of 1940 (the "1940 Act") requires action on one or more of the following matters: (1) election of directors; (2) approval of investment advisory agreement; and (3) ratification of selection of independent public accountants; and (4) approval of a distribution agreement. The 1940 Act essentially requires election of directors by shareholders when less than a majority then in office had been elected by shareholders, and it requires ratification of the selection of independent public accountants when the selection of such accountants has not previously been ratified by the shareholders. It also requires approval of an agreement with an investment advisor when such agreement has not previously been approved by the shareholders (other than an agreement with an investment adviser entered into when a new portfolio of the Fund is created). Currently, the 1940 Act requires a distribution agreement to be approved by either the board of directors or the shareholders.

                                CONTROL PERSONS

     MONY America, a wholly-owned subsidiary of MONY, and MONY through their respective Variable Accounts will own all of the Fund's outstanding shares, other than the shares in the Fund purchased for investment by MONY to provide operating capital for the Portfolios (and any new portfolios) of the Fund started and any additional shares acquired by MONY through reinvestment of dividends on those shares. The shares held by the Variable Accounts will generally be voted in accordance with instructions of Contract holders. Under certain circumstances, however, MONY and MONY America may disregard voting instructions received from Contract holders. The shares held by MONY in respect of its providing operating capital to the Fund's Portfolios will be voted in the same proportions as those voted by MONY and MONY America which are held in the Variable Accounts. The Fund might nonetheless be deemed to be controlled by MONY and MONY America by virtue of the definitions contained in the 1940 Act although the Fund disclaims such control. The amount of shares of each Portfolio of the Fund owned by directors or officers of the Fund will therefore be less than one percent.

                   PORTFOLIO BROKERAGE AND RELATED PRACTICES

     The Investment Adviser, which is at all times subject to the direction and supervision of the Board of Directors of the Fund, is responsible for decisions to buy and sell securities for the Portfolios, the selection of brokers and dealers to effect the transactions, and the negotiations of brokerage commissions, if any. The Investment Adviser may fulfill these responsibilities to the Fund by using the services of MONY and MONY's Investment Department personnel under the terms of the Services Agreement between the Investment Adviser and MONY. For more detailed information about the Services Agreement, see INVESTMENT ADVISORY AND OTHER SERVICES at pages 3-5.

     Transactions on a stock exchange in equity securities will be executed primarily through brokers that will receive a commission paid by the Fund. Transactions in money market instruments and bonds, on the other hand, will not normally incur any brokerage commissions. Such securities, as well as equity securities traded in the over-the-counter market, are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of

                                      (10)
compensation to the underwriter, generally referred to as the underwriter's concession or discount. Certain of these securities may also be purchased directly from an issuer, in which case neither commissions nor discounts are paid.

     The Investment Adviser is not obligated to deal with any dealer or group of dealers in the execution of transactions for the Fund's Portfolios. In connection with any securities transaction that involves a commission payment, the Investment Adviser negotiates the commission with the broker in part on the basis of the quality and quantity of execution services that the broker provides, in light of generally prevailing commission rates. For the years 1996, 1997 and 1998 brokerage commissions in the amount of $17,005, $18,634 and $22,394, respectively, were paid by the Fund. No commission was paid to a broker that was an affiliated person of the Fund, the investment adviser or the principal underwriter or an affiliated person of that person.

     When selecting a broker or dealer in connection with a transaction for any Portfolio, the Investment Adviser gives consideration to whether the broker or dealer has furnished MONY or any companies controlled by MONY with certain research services. These services, which include statistical and economic data and research reports on particular companies and industries, are services that brokerage houses customarily provide to institutional investors. MONY personnel may use these services in connection with all of the investment activities of MONY or its companies, and some of the data or services obtained in connection with the execution of transactions for a Portfolio may be used in managing other investment accounts of MONY or its companies. Conversely, brokers and dealers furnishing such services may be selected for the execution of transactions of such other accounts, while the data or service may be used by MONY personnel in providing investment management for the Fund.

     It is the present practice of the Investment Adviser to use brokers selected primarily on the basis of their furnishing not only satisfactory execution of the transaction but also research services such as analyses and reports concerning issuers and industries, economic factors and portfolio strategy. In some cases, this could cause the Fund to pay commissions or spreads in excess of the amount which another broker would have charged for effecting a similar transaction. In any such case, the Investment Adviser will determine in good faith that the greater commission or spread is reasonable in relation to the value of the services provided by the executing broker viewed in terms of the particular transaction or the Investment Adviser's responsibilities to each Portfolio and overall responsibilities to all the Portfolios of the Fund and accounts under the Investment Adviser's and MONY's management. No services other than brokerage, research and statistical services are considered by the Investment Adviser in determining the reasonableness and amount of commissions or spreads to be paid to any broker. All such services obtained from brokers benefit generally all the accounts and Portfolios under the Investment Adviser's management and are not identified in any specific account or Portfolio, and may benefit other accounts under MONY's management. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser.

     The Investment Adviser may employ a broker affiliated with the Investment Adviser or MONY to execute brokerage transactions on behalf of the Portfolios, as long as the Investment Adviser obtains a price and execution as favorable as that which would be available through the use of an unaffiliated broker, and no less favorable than the affiliated broker's contemporaneous charges to its other most favored, but unaffiliated, customers. The Fund may not engage in any transactions in which MONY or any of its affiliates acts as principal, including over-the-counter purchases and negotiated trades in which such a party acts as a principal.

     The Investment Adviser or MONY may enter into business transactions with brokers or dealers other than using them to execute Portfolio securities transactions for accounts the Investment Adviser manages. These other transactions will not affect the Investment Adviser's selection of brokers or dealers in connection with portfolio transactions for the Fund.

     The portfolio turnover rates for each Portfolio of the Fund are shown on pages 4-10 of the Prospectus.

                           FEDERAL INCOME TAX STATUS

     The Fund and each of its portfolios intend to qualify as a "regulated investment company" under the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify for
                                      (11)
treatment as regulated investment companies, the Fund and each of its Portfolios must, among other things, satisfy the following requirements:

          1. At least 90 percent of the gross income of each of the Portfolios must be derived from dividends, interest, payments with respect to securities loans (as defined in section 512(a)(5) of the Code), and gains from the sale or other disposition of stock or securities (as defined in section 2(a)(36) of the Investment Company Act of 1940, as amended) or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies. For purposes of meeting this requirement, foreign currency gains which are not ancillary to the Portfolio's principal business of investing in stock or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income.

          2. Each Portfolio must derive less than 30 percent of its gross income in each taxable year from the sale or other disposition of stock, securities held for less than 3 months, options, futures, forward contracts, or foreign currency gains not related to a Portfolio's principal business of investing in stock or securities. No portfolio will be disqualified under this test by reason of sales resulting from abnormal redemptions on any day occurring before the close of the fifth business day after such day if the sum of the percentages of assets redeemed for any day on which such percentage exceeds 1% for the day in question and any prior day in the taxable year exceeds 30% and the Fund would meet this test if all its portfolios were treated as a single company.

          3. At the close of each calendar quarter, at least 50 percent of the value of the total assets of each of the Portfolios must by represented by cash and cash items (including receivables), Government securities, securities of other regulated investment companies, and other securities (limited for each portfolio in respect of any one issuer, to an amount not greater in value than 5 percent of the value of the total assets of that Portfolio and to not more than 10 percent of the outstanding voting securities of the issuer).

          4. At the close of each calendar quarter, no more than 25 percent of the value of the total assets of each of the Portfolios may be invested in the securities of any one issuer except that this limitation shall not apply to Government securities or securities of other regulated investment companies. In addition, at the close of each calendar quarter, no more than 25 percent of the value of the total assets of each of the Portfolios may be invested in the securities of 2 or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses.

     For substantially all federal income tax purposes, each Portfolio of the Fund is a separate entity. This means that the investment results of each Portfolio will be calculated separately from those of the other Portfolios for purposes of determining whether each Portfolio qualifies as a regulated investment company and for purposes of determining the net ordinary income (or loss) and net realized capital gains (or losses).

     For information regarding the federal income tax implications of the Fund and its Portfolios qualifying as a regulated investment company, see Dividends, Distributions and Taxes in the Prospectus.

     If the Fund qualifies as a "regulated investment company" by complying with applicable provisions of the Code and distributes all of its net income (both ordinary income and capital gain), the Fund will be relieved of federal income tax on the amounts distributed.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the courts and the Internal Revenue Service. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Regulations are subject to change by legislative, administrative or judicial action. Moreover, although "series" fund regulated investment companies have been in existence for many years, there is very little authority interpreting the pertinent provisions of the Code and Treasury Regulations as they are applied to a "series" fund type of regulated investment company like the Fund.

                                      (12)

                  CALCULATION OF PERFORMANCE OF THE PORTFOLIOS

     From time to time the performance of one or more of the Portfolios may be advertised. The performance data contained in these advertisements is based upon historical earnings and is not indicative of future performance. The data for each Portfolio reflects the results of that Portfolio of the Fund and recurring charges and deductions borne by or imposed on the Portfolio. Set forth below for each Portfolio is the manner in which the data contained in such advertisements will be calculated.

     Money Market Portfolio. The performance data for this Portfolio will reflect the "yield" and "effective yield". The "yield" of the Portfolio refers to the income generated by an investment in the Portfolio over the seven day period stated in the advertisement. This income is "annualized", that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     All Other Portfolios. The performance data for the Portfolios will reflect the "yield" and "total return". The "yield" of each of the Portfolios (except for a 7 day period for the Money Market Portfolio) refers to the income generated by an investment in that Portfolio over the 30 day period stated in the advertisement and is the result of dividing that income by the value of the Portfolio. The value of each Portfolio is the average daily number of shares outstanding multiplied by the net asset value on the last day of the period. "Total return" for each of these Portfolios refers to the return a Shareholder would receive during the period indicated if a $1,000 investment was made the indicated number of years ago. It reflects investment results less charges and deductions of the Fund. Returns for periods exceeding one year reflect the average annual total return for such period. Total return data may also be shown for larger investments which would reflect the average size purchase payment made for Contracts, the purchasers of which may allocate purchase payments to Subaccounts which purchase shares of the Portfolios of the Fund.

     In addition, reference in advertisements may be made to various indices, including, without limitation, the Standard & Poor's 500 Stock Index and the Lehman Brothers Government/Corporate Index, and to various ranking services, including, without limitation, the Lipper Annuity and Closed End Survey compiled by Lipper Analytical Services and the VARDS report compiled by Variable Annuity Research and Data Service in order to provide the reader a basis for comparison.

                                PERFORMANCE DATA

     Money Market Portfolio. For the seven day period ended December 31, 1998, the yield was 4.91% and the effective yield was 5.03%.

     The yield was calculated by dividing the sum of dividends declared during the 7 day period on one share purchased at the beginning of the 7 day period by the value on the first day (the resulting quotient being the "Base Period Return") and multiplying the Base Period Return by 365 divided by 7 to obtain the annualized yield.

     The effective yield was calculated by compounding the Base Period Return calculated in accordance with the preceding paragraph, adding 1 to the Base Period Return, raising that sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

     Dividends reflect the net investment income of the Portfolio. Net investment income reflects earnings on investments less expenses of the Fund including the Investment Management Fee (which for calculating the yield and effective yield quoted above will be the fee which would be charged based upon the amount of assets under management on the last day of the period for which the quoted yield is stated, which for the yield and the effective yield quoted above is .40%). It is the practice of the Money Market Portfolio to pay dividends daily in the form of shares (thereby maintaining the value of one share of the Money Market Portfolio at $1.00). However, for the purpose of these calculations, it has been assumed that no additional shares have been issued and that dividends are paid in cash.

                                      (13)

     All Portfolios including the Money Market Portfolio. The average annual total return for the one, five, and ten year periods ended December 31, 1998, and for the period since inception through December 31, 1998, are shown in the following table.

                             MONY SERIES FUND, INC.

                          AVERAGE ANNUAL TOTAL RETURN

                                                                                            FOR THE
                                                                             FOR THE      PERIOD SINCE
                                             FOR THE YEAR   FOR THE FIVE    TEN YEARS      INCEPTION
                                                ENDED       YEARS ENDED       ENDED         THROUGH
                                             DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                 PORTFOLIO                       1998           1998           1998           1998
                 ---------                   ------------   ------------   ------------   ------------
Equity Growth (3/4/85)*....................     25.46%         21.45%         17.44%         15.59%
Equity Income (3/4/85)*....................     12.63%         18.88%         15.14%         15.14%
Intermediate Term Bond (3/1/85)*...........      7.44%          6.29%          7.97%          8.49%
Long Term Bond (3/20/85)*..................     10.08%          8.72%         10.68%         10.89%
Government Securities (5/1/91)*............      6.85%          5.30%          N.A.           6.69%
Diversified (4/3/85)*......................     23.69%         17.67%         14.31%         13.26%
Money Market (7/29/85)*....................      5.09%          4.91%          5.15%          5.32%

---------------
* Inception date.

     The table above assumes that a $1,000 payment was made at the beginning of the period shown, that no further payments were made, that any distributions from the assets of the Portfolio were reinvested. The average annual total return percentages shown in the table reflect the average annualized historical rates of return, deductions for all charges, expenses, and fees of the Fund. The table does not reflect charges and deductions which are, or may be, imposed under the Contracts.

YIELD

     The 30 day yield for each of the Portfolios, other than the Money Market Portfolio, for the 30-day period ended December 31, 1998 is shown in the following table.

                             MONY SERIES FUND, INC.

                YIELD FOR 30-DAY PERIOD ENDED DECEMBER 31, 1998

                                 EQUITY   EQUITY   INTERMEDIATE   LONG TERM   GOVERNMENT
                                 GROWTH   INCOME    TERM BOND       BOND      SECURITIES   DIVERSIFIED
                                 ------   ------   ------------   ---------   ----------   -----------
Yield for 30 days ended
  December 31, 1998............  -0.64%    1.76%       6.08%        6.28%        4.64%        0.04%

     The yield shown in the table above is computed by subtracting from the net investment income of the Portfolio of the Fund charges and expenses of the Fund with respect to the Portfolio and dividing the result by the value of the Portfolio. For the Equity Growth and Equity Income Portfolios and for the stocks and equity securities of the Diversified Portfolio of the Fund, net investment income is the net of the dividends accrued ( 1/360 of the stated dividend rate multiplied by the number of days the particular security is in the Portfolio) on all equity securities during the 30-day period and expenses accrued for the period. It does not reflect capital gains or losses. For the Intermediate Term Bond, Long Term Bond and the Government Securities Portfolios and the debt obligations held by the Diversified Portfolio of the Fund, net investment income is the net of interest earned on the obligation held by the Portfolio and expenses accrued for the period. Interest earned on the obligation is determined by (i) computing the yield to maturity based on the market value of each obligation held in the corresponding Portfolio at the close of business on the thirtieth day of the period (or as to obligations purchased during that 30-day period, based on the purchase price plus accrued interest); (ii) dividing the yield to maturity for each obligation by 360; (iii) multiplying that quotient by the market

                                      (14)
value of each obligation (including actual accrued interest) for each day of the subsequent 30-day month that the obligation is in the Portfolio; and (iv) totaling the interest on each obligation. Discount or premium amortization is recomputed at the beginning of each 30-day period and with respect to discount and premium on mortgage or other receivables-backed obligations subject to monthly payment of principal and interest, discount and premium is amortized on the remaining security, based on the cost of the security, to the weighted average maturity date, if available, or to the remaining term of the security, if the weighted average maturity date is not available. Gain or loss attributable to actual monthly paydowns is reflected as an increase or decrease in interest income during that period.

     The yield shown reflects deductions for all charges, expenses, and fees of the Fund. The table does not reflect charges and deductions which are, or may be, imposed under the Contracts.

     Net investment income of the Portfolio less all charges and expenses of the Fund with respect to the Portfolio is divided by the product of the average daily number of shares outstanding and the net asset value of one share on the last day of the period. The sum of the quotient and 1 is raised to the 6th power, 1 is subtracted from the result, and then multiplied by 2.

     The table below shows total returns for the year to date (January 1, 1999 to February 12, 1999) assuming a $1,000 payment made at the beginning of the period and reflecting the same assumptions as the table appearing on page 10:

                             MONY SERIES FUND, INC.

                           YEAR TO DATE TOTAL RETURN
                 ASSUMING $1,000 PAYMENT AT BEGINNING OF PERIOD

                                                              JANUARY 1, TO
                                                              FEBRUARY 12,
                         SUBACCOUNT                               1999
                         ----------                           -------------
Equity Growth...............................................       2.75%
Equity Income...............................................      -2.31%
Intermediate Term Bond......................................      -0.44%
Long Term Bond..............................................      -2.40%
Government Securities.......................................      -0.27%
Diversified.................................................       2.21%
Money Market................................................       0.56%

                                      (15)

             FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS
                         INDEX TO FINANCIAL STATEMENTS

                                                              PAGE
                                                              -----
Equity Growth Portfolio of Investments......................   F-2
Equity Income Portfolio of Investments......................   F-4
Intermediate Term Bond Portfolio of Investments.............   F-6
Long Term Bond Portfolio of Investments.....................   F-8
Diversified Portfolio of Investments........................  F-10
Government Securities Portfolio of Investments..............  F-12
Money Market Portfolio of Investments.......................  F-13
Statements of Assets and Liabilities as of December 31,
  1998......................................................  F-15
Statements of Operations for the year ended December 31,
  1998......................................................  F-16
Statements of Changes in Net Assets for the Years Ended
  December 31, 1998 and 1997................................  F-17
NOTES TO FINANCIAL STATEMENTS...............................  F-19
REPORT OF INDEPENDENT ACCOUNTANTS...........................  F-22

                             MONY SERIES FUND, INC.
                            EQUITY GROWTH PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998


                                                            VALUE
DESCRIPTION                                  SHARES       (NOTE 2)
-------------------------------------------------------------------
COMMON STOCKS -- 97.0%
-------------------------------------------------------------------
AIR TRANSPORTATION -- 2.5%
  AMR Corp.*                                  400        $   23,750
  Delta Airlines, Inc.                        600            31,200
  UAL Corp.*                                  400            23,875
                                                         ----------
                                                             78,825
                                                         ----------
AUTOMOBILES -- 1.9%
  Ford Motor Co.                              500            29,344
  General Motors Corp. Class (E)              400            28,625
                                                         ----------
                                                             57,969
                                                         ----------
BANKS/MAJOR -- 3.9%
  BankAmerica Corp.                           600            36,075
  Chase Manhattan Corp.                       500            34,032
  Citigroup, Inc.                             800            39,600
  Morgan (JP) Co.                             100            10,506
                                                         ----------
                                                            120,213
                                                         ----------
BANKS/REGIONAL -- 2.8%
  BankBoston Corp.                            500            19,469
  First Union Corp.                           400            24,325
  Fleet Financial Group, Inc.                 500            22,344
  Mellon Bank Corp.                           300            20,625
                                                         ----------
                                                             86,763
                                                         ----------
BEVERAGES/NON-ALCOHOLIC -- 0.4%
  Coca-Cola Co.                               200            13,375
                                                         ----------
BIO-TECHNOLOGIES -- 2.8%
  Amgen, Inc.*                                500            52,281
  BioGen*                                     400            33,200
                                                         ----------
                                                             85,481
                                                         ----------
CABLE TELEVISION -- 4.5%
  Cablevision Systems, Inc.                   500            25,094
  Comcast Corp. Class (A)                   1,000            58,687
  Tele-Communications Inc.                  1,000            55,312
                                                         ----------
                                                            139,093
                                                         ----------
CHEMICALS -- 1.6%
  duPont (E.I.) de Nemours & Co.              500            26,531
  Monsanto Co.                                500            23,750
                                                         ----------
                                                             50,281
                                                         ----------
DRUGS -- 8.5%
  American Home Products Corp.                600            33,788
  Bristol Meyers Squibb Co.                   300            40,144
  Lilly (Eli) & Co.                           400            35,550
  Pfizer, Inc.                                400            50,175
  Schering-Plough Corp.                       600            33,150
  Smithkline Beecham, plc, ADR                400            27,800
  Warner-Lambert Co.                          600            45,112
                                                         ----------
                                                            265,719
                                                         ----------
ELECTRICAL EQUIPMENT -- 4.5%
  Emerson Electric Co.                        600            37,537
  General Electric Co.                      1,000           102,063
                                                         ----------
                                                            139,600
                                                         ----------
ELECTRONICS -- 5.5%
  Applied Materials, Inc.*                    800            34,150
  Hewlett-Packard Co.                         500            34,156
  Intel Corp.                                 500            59,282
  Texas Instruments, Inc.                     500            42,781
                                                         ----------
                                                            170,369
                                                         ----------
ENTERTAINMENT -- 3.4%
  Cumulus Media, Inc*                         500             8,313
  Disney (Walt) Co.                           700            21,000
  Infinity Broadcasting Co.*                  500            13,688
  Time Warner, Inc.                         1,000            62,062
                                                         ----------
                                                            105,063
                                                         ----------
FINANCIAL SERVICES -- 1.5%
  American Express Co.                        200            20,450
  Associates First Capital Corp.              600            25,425
                                                         ----------
                                                             45,875
                                                         ----------
HOSPITAL MANAGEMENT -- 1.9%
  Sunrise Assisted Living, Inc.*            1,000            51,875
  United Healthcare Corp.                     200             8,612
                                                         ----------
                                                             60,487
                                                         ----------
HOSPITAL SUPPLIES -- 1.4%
  Johnson & Johnson                           500            41,938
                                                         ----------
HOUSEHOLD PRODUCTS -- 0.6%
  Procter & Gamble Co.                        200            18,263
                                                         ----------
INSURANCE -- 4.2%
  Aetna, Inc.                                 300            23,588
  American International Group,
    Inc.                                      600            57,975
  Berkshire Hathaway Class (B)*                21            49,350
                                                         ----------
                                                            130,913
                                                         ----------
NATURAL GAS -- 0.2%
  Marine Drilling Corp.*                      900             6,919
                                                         ----------
OFFICE & BUSINESS EQUIPMENT -- 10.9%
  Compaq Computer Corp.                       800            33,550
  Dell Computer Corp.*                        800            58,550
  International Business Machines
    Corp.                                     400            73,900
  Microsoft Corp.*                            500            69,344
  Oracle Corp.*                               800            34,500
  Sun Microsystems, Inc.*                     800            68,500
                                                         ----------
                                                            338,344
                                                         ----------
OIL -- DOMESTIC -- 0.9%
  Atlantic Richfield Co.                      200            13,050
  USX-Marathon Group                          500            15,063
                                                         ----------
                                                             28,113
                                                         ----------
OIL -- INTERNATIONAL -- 4.4%
  Amoco Corp.                                 200            12,075
  British Petroleum, plc, ADR                 200            17,925
  Chevron Corp.                               300            24,881
  Exxon Corp.                                 400            29,250
  Mobil Corp.                                 300            26,137
  Royal Dutch Petroleum Co.                   200             9,575
  Texaco, Inc.                                300            15,863
                                                         ----------
                                                            135,706
                                                         ----------

                       See notes to financial statements.

                             MONY SERIES FUND, INC.
                            EQUITY GROWTH PORTFOLIO
                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

                                                            VALUE
DESCRIPTION                                  SHARES       (NOTE 2)
-------------------------------------------------------------------
OIL -- SERVICES -- 2.8%
  Baker Hughes, Inc.                          600        $   10,613
  B.J. Services*                              800            12,500
  Diamond Offshore Drilling, Inc.             600            14,212
  Ensco International                         500             5,343
  Halliburton Co.                             400            11,851
  Schlumberger Ltd.                           400            18,450
  Weatherford International*                  800            15,500
                                                         ----------
                                                             88,469
                                                         ----------
PAPER & PAPER PRODUCTS -- 1.8%
  Bowater, Inc.                               500            20,719
  Champion International                      300            12,150
  Temple-Inland                               400            23,725
                                                         ----------
                                                             56,594
                                                         ----------
RESTAURANTS -- 1.2%
  McDonald's Corp.                            500            38,313
                                                         ----------
RETAIL -- 4.0%
  Dayton-Hudson Corp.                         300            16,275
  GAP (The) Inc.                              800            45,000
  Home Depot, Inc.                            500            30,594
  Wal-Mart Stores                             400            32,575
                                                         ----------
                                                            124,444
                                                         ----------
TELECOMMUNICATIONS -- 14.3%
  Cisco Systems, Inc.*                        600            55,688
  Ericsson, L.M., ADS                         800            19,150
  General Instrument Corp.*                 1,000            33,938
  L-3 Communications Holdings,
    Inc.*                                     500            23,281
  Lucent Technologies, Inc.                   400            44,000
  MCI WorldCom*                             1,200            86,100
  Nokia Corp., ADS                            500            60,219
  Qwest Communications
    International, Inc.*                    1,000            50,000
  Sprint, Corp."FON"                          400            33,650
  Sprint, Corp."PCS"*                         200             4,625
  Tellabs, Inc.*                              500            34,281
                                                         ----------
                                                            444,932
                                                         ----------
TOBACCO -- 1.2%
  Philip Morris Companies, Inc.               700            37,450
                                                         ----------
U.S AGENCY OBLIGATIONS -- 2.2%
  Federal Home Loan Mortgage
    Corp.                                     500            32,219
  Federal National Mortgage Assn.             500            37,000
                                                         ----------
                                                             69,219
                                                         ----------
UTILITIES -- TELEPHONE -- 1.2%
  AT&T Corp.                                  500            37,620
                                                         ----------
TOTAL COMMON STOCKS
(COST $1,822,151)                                        $3,016,350
-------------------------------------------------------------------
                                    PRINCIPAL AMOUNT
                                    ----------------
U. S. GOVERNMENT AGENCY -- 3.2%
-------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
  5.06%, due 01/08/99 (COST
  $99,902)                              $ 100,000        $   99,902
-------------------------------------------------------------------
TOTAL INVESTMENTS
(COST $1,922,053) -- 100.2%                              $3,116,252
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.2%)              (6,901)
-------------------------------------------------------------------
NET ASSETS -- 100.0%                                     $3,109,351
===================================================================

The aggregate cost of securities for Federal income tax purposes at
  December 31, 1998 is $1,926,646.
    The following amounts are based on costs for Federal income tax purposes:

        Aggregate gross unrealized appreciation          $1,249,581
        Aggregate gross unrealized depreciation             (59,976)
                                                         ----------
        Net unrealized appreciation                      $1,189,605
                                                         ==========

                       See notes to financial statements.
--------------------------------------------------------------------------------
* Non-income producing security as defined by the Investment Company Act of 1940.
  ADR=American Depository Receipts.
  ADS=American Depository Shares.
  Percentages are based on net assets.

                             MONY SERIES FUND, INC.
                            EQUITY INCOME PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

                                                            VALUE
DESCRIPTION                                  SHARES       (NOTE 2)
---------------------------------------------------------------------
COMMON STOCK -- 98.9%
---------------------------------------------------------------------
AEROSPACE/DEFENSE -- 2.3%
  Northrop Grumman Corp.                    2,500         $   182,813
  United Technologies Corp.                 2,500             271,875
                                                          -----------
                                                              454,688
                                                          -----------
AUTOMOBILES -- 2.3%
  Ford Motor Co.                            4,000             234,750
  General Motors Corp.                      3,000             214,688
                                                          -----------
                                                              449,438
                                                          -----------
AUTOMOTIVE PARTS -- 1.4%
  Dana Corp.                                4,000             163,500
  Eaton Corp.                               1,500             106,031
                                                          -----------
                                                              269,531
                                                          -----------
BANKS/MAJOR -- 5.1%
  Bank of New York, Inc.                    6,000             241,500
  BankAmerica Corp.                         4,000             240,500
  Bankers Trust New York Corp.                700              59,806
  Chase Manhattan Corp.                     3,500             238,219
  Citigroup, Inc.                           4,800             237,600
                                                          -----------
                                                            1,017,625
                                                          -----------
BANKS/REGIONAL -- 4.4%
  BankBoston Corp.                          3,800             147,962
  First Union Corp.                         3,000             182,438
  Fleet Financial Group, Inc.               4,000             178,750
  Mellon Bank Corp.                         2,500             171,875
  Wells Fargo & Co.                         5,000             199,688
                                                          -----------
                                                              880,713
                                                          -----------
CHEMICALS -- 2.0%
  duPont (E.I.) de Nemours & Co.            3,000             159,188
  Olin Corp.                                4,000             113,250
  Rohm & Haas Co.                           4,000             120,500
                                                          -----------
                                                              392,938
                                                          -----------
CONGLOMERATES -- 1.7%
  Harsco Corp.                              3,500             106,531
  Textron, Inc.                             3,000             227,813
                                                          -----------
                                                              334,344
                                                          -----------
CONTAINERS AND PACKAGING -- 0.6%
  Temple-Inland, Inc.                       2,000             118,625
                                                          -----------
COSMETICS -- 1.8%
  Avon Products, Inc.                       8,000             354,000
                                                          -----------
DRUGS -- 9.3%
  American Home Products Corp.              6,000             337,875
  Baxter International, Inc.                4,000             257,250
  Bristol Myers Squibb Co.                  2,500             334,531
  Lilly (Eli) & Co.                         1,000              88,875
  Merck and Co., Inc.                       1,000             147,688
  Pharmacia & UpJohn, Inc.                  4,000             226,500
  Schering-Plough Corp.                     1,000              55,250
  SmithKline Beecham, plc, ADR              4,000             278,000
  Warner Lambert Co.                        1,500             112,781
                                                          -----------
                                                            1,838,750
                                                          -----------
ELECTRICAL EQUIPMENT -- 5.1%
  Emerson Electric Co.                      4,000             250,250
  General Electric Co.                      7,500             765,469
                                                          -----------
                                                            1,015,719
                                                          -----------
ELECTRONICS -- 2.0%
  AMP, Inc.                                 5,700             296,756
  Thomas & Betts Corp.                      2,500             108,281
                                                          -----------
                                                              405,037
                                                          -----------
FINANCIAL SERVICES -- 0.6%
  Morgan (JP) Co.                           1,200             126,075
                                                          -----------
FOREST PRODUCT -- 0.8%
  Weyerhaeuser Co.                          3,000             152,438
                                                          -----------
INSURANCE -- 3.8%
  CIGNA Corp.                               4,500             347,906
  Lincoln National Corp.                    3,000             245,438
  St. Paul Cos., Inc.                       4,500             156,375
                                                          -----------
                                                              749,719
                                                          -----------
MACHINERY -- 1.6%
  Caterpillar Tractor Co.                   3,500             161,000
  Cooper Industries, Inc.                   2,000              95,375
  Timken Co.                                3,500              66,063
                                                          -----------
                                                              322,438
                                                          -----------
METALS -- 1.3%
  Carpenter Technology Corp.                3,000             101,813
  USX-Marathon Group                        5,000             150,625
                                                          -----------
                                                              252,438
                                                          -----------
MISCELLANEOUS -- 0.9%
  Minnesota Mining & Manufacturing
    Co.                                     1,500             106,688
  Phelps-Dodge Corp.                        1,500              76,312
                                                          -----------
                                                              183,000
                                                          -----------
NATURAL GAS -- 3.9%
  Consolidated Natural Gas Co.              4,000             216,000
  El Paso Energy Corp.                      6,000             208,875
  Enron Corp.                               4,000             228,250
  Questar Corp.                             6,000             116,250
                                                          -----------
                                                              769,375
                                                          -----------
OFFICE & BUSINESS EQUIPMENT -- 4.2%
  Pitney-Bowes, Inc.                        5,500             363,344
  Xerox Corp.                               4,000             472,000
                                                          -----------
                                                              835,344
                                                          -----------
OIL -- DOMESTIC -- 1.3%
  Amoco Corp.                               2,000             120,750
  Atlantic Richfield Co.                    2,000             130,500
                                                          -----------
                                                              251,250
                                                          -----------

                       See notes to financial statements.

                             MONY SERIES FUND, INC.
                            EQUITY INCOME PORTFOLIO
                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

                                                            VALUE
DESCRIPTION                                  SHARES       (NOTE 2)
---------------------------------------------------------------------
OIL -- INTERNATIONAL -- 4.7%
  British Petroleum, plc, ADR               1,500         $   134,438
  Chevron Corp.                             2,000             165,875
  Exxon Corp.                               3,000             219,375
  Mobil Corp.                               2,800             243,950
  Royal Dutch Petroleum Co.                 1,400              67,025
  Texaco, Inc.                              2,000             105,750
                                                          -----------
                                                              936,413
                                                          -----------
OIL -- SERVICES & DRILLING -- 4.1%
  Baker Hughes Inc.                         5,000              88,437
  Diamond Offshore Drilling                 4,000              94,750
  Halliburton Co.                           5,000             148,125
  Schlumberger Limited                      3,000             138,375
  Williams (The) Companies, Inc.           11,000             343,063
                                                          -----------
                                                              812,750
                                                          -----------
PAPER & PAPER PRODUCTS -- 3.8%
  Bowater, Inc.                             3,000             124,312
  Georgia-Pacific Group                     3,500             204,969
  International Paper Co.                   4,000             179,250
  Union Camp Corp.                          3,500             236,250
                                                          -----------
                                                              744,781
                                                          -----------
PHOTOGRAPHY -- 0.2%
  Eastman Kodak Co.                           500              36,000
                                                          -----------
PUBLISHING -- 2.1%
  McGraw-Hill Companies, Inc.               4,000             407,500
                                                          -----------
REAL ESTATE INVESTMENT
  TRUSTS -- 3.5%
  Avalon Bay Communities, Inc.              2,000              68,500
  Boston Properties, Inc.                   2,500              76,250
  Crescent Real Estate Equities
    Trust                                   4,000              92,000
  Developers Diversified Realty
    Corp.                                   5,000              88,750
  Equity Office Properties Trust            4,000              96,000
  Equity Residential Properties
    Trust                                   2,000              80,875
  Felcor Suite Hotels, Inc.                 2,000              46,125
  Health Care Property Investors,
    Inc.                                    5,000             153,750
                                                          -----------
                                                              702,250
                                                          -----------
RETAIL SERVICES -- 0.6%
  Sears Roebuck & Co.                       3,000             127,500
                                                          -----------
SAVINGS & LOAN -- 1.2%
  Washington Mutual, Inc.                   6,000             229,125
                                                          -----------
SOAPS -- 0.9%
  Colgate-Palmolive Co.                     2,000             185,750
                                                          -----------
TELECOMMUNICATIONS
  EQUIPMENT -- 0.4%
  Harris Corp.                              2,000              73,250
                                                          -----------
TOBACCO -- 1.7%
  Fortune Brands, Inc.                      3,500             110,688
  Philip Morris Companies, Inc.             4,300             230,050
                                                          -----------
                                                              340,738
                                                          -----------
U.S. GOVERNMENT AGENCIES -- 1.1%
  Federal National Mortgage Assn.           3,000             222,000
                                                          -----------
UTILITIES -- ELECTRIC -- 5.7%
  American Electric Power, Inc.             3,000             141,188
  CMS Energy Corp.                          4,000             193,750
  Carolina Power & Light Co.                4,000             188,250
  Duke Energy Corp.                         4,000             256,250
  Edison Int'l                              6,000             167,250
  FPL Group, Inc.                           3,000             184,875
                                                          -----------
                                                            1,131,563
                                                          -----------
UTILITIES -- TELEPHONE -- 12.5%
  AT&T Corp.                                4,000             301,000
  Ameritech Corp.                           4,500             285,187
  Bell Atlantic Corp.                       4,500             255,656
  Bellsouth Corp.                           6,000             299,250
  Frontier Corp.                            6,000             204,000
  GTE Corp.                                 4,000             269,750
  SBC Communications, Inc.                  5,500             294,938
  Sprint Corp. "FON"                        3,000             252,375
  Sprint Corp. "PCS"*                       1,500              34,688
  US West Communications Group              4,000             258,495
                                                          -----------
                                                            2,455,339
                                                          -----------
TOTAL COMMON STOCKS
(COST $13,099,687)                                        $19,578,444
---------------------------------------------------------------------
                                         PRINCIPAL
                                          AMOUNT
                                         ---------
COMMERCIAL PAPER -- 0.6%
  Enterprise Funding Corp., 5.42%,
    due 01/19/99 (COST $124,661)         $125,000         $   124,661
---------------------------------------------------------------------
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- 1.9%
  Federal Home Loan Mortgage,
    5.04%, due 01/20/99                  $200,000         $   199,468
  Federal Home Loan Mortgage,
    5.04%, due 02/12/99                   100,000              99,412
  Federal National Mortgage Assn.,
    5.08%, due 01/14/99                    75,000              74,863
                                                          -----------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(COST $373,743)                                           $   373,743
---------------------------------------------------------------------
TOTAL INVESTMENTS -- 101.4%
(COST $13,598,091)                                        $20,076,848
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.4%)              (275,361)
---------------------------------------------------------------------
NET ASSETS -- 100.0%                                      $19,801,487
=====================================================================
The aggregate cost of securities for Federal income tax purpose at
  December 31, 1998 is $13,584,864.
    The following amounts are based on costs for Federal income tax purposes:
        Aggregate gross unrealized appreciation           $ 6,859,022
        Aggregate gross unrealized depreciation              (367,038)
                                                          -----------
        Net unrealized appreciation                       $ 6,491,984
                                                          ===========

                       See notes to financial statements.
--------------------------------------------------------------------------------
* Non-income producing security as defined by the Investment Company Act of 1940.
  ADR = American Depository Receipt.
  Percentages are based on net assets.

                             MONY SERIES FUND, INC.
                        INTERMEDIATE TERM BOND PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

                                                           VALUE
DESCRIPTION                        PRINCIPAL AMOUNT       (NOTE 2)
---------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 42.8%
------------------------------------------------------------------
Associates Corp. of North
  America, 6.00%, due 06/15/00        $1,000,000      $  1,007,967
Associates Corp. of North
  America, 6.25%, due 11/01/08         1,000,000         1,031,812
BankBoston Corp., subordinated
  note, 6.625%, due 02/01/04           1,000,000         1,014,836
Bear Stearns Co., Inc.,
  7.25%, due 10/15/06                  1,000,000         1,061,373
CSX Corp.,
  7.25%, due 05/01/04 144A             1,000,000         1,065,721
Chase Manhattan Corp.,
  subordinated note,
  6.313%, due 08/01/28                 1,000,000           966,780
Commonwealth Edison Co.,
  7.00%, due 07/01/05                  1,000,000         1,068,754
Connecticut Light & Power Co.,
  7.25%, due 07/01/99                    747,000           747,134
Finova Capital Corp.,
  6.25%, due 11/01/02                  1,000,000         1,002,569
First Chicago Corp.,
  9.00%, due 06/15/99                  1,000,000         1,015,113
First Data Corp.,
  6.75%, due 07/15/05                  1,000,000         1,061,057
Ford Motor Credit Corp.,
  6.50%, due 02/28/02                  1,000,000         1,025,804
General Electric Capital Corp.,
  6.66%, due 05/01/18                  1,000,000         1,017,523
General Motors Acceptance Corp.,
  7.125%, due 05/01/03                 1,000,000         1,054,569
International Bank for
  Reconstruction & Development,
  5.625%, due 03/17/03                 1,000,000         1,015,119
Laidlaw Inc., 7.70%, due 08/15/02      1,000,000         1,036,001
Lockheed Martin Corp., 6.55%, due
  05/15/99                             1,000,000         1,003,580
MCI WorldCom, Inc., 6.125%, due
  08/15/01                             1,000,000         1,016,759
National Rural Utilities,
  6.75%, due 09/01/01                  1,000,000         1,035,557
Philip Morris Companies, Inc.,
  7.50%, due 04/01/04                  1,000,000         1,079,294
Potash Corp. of Saskatchewan,
  Inc.,
  7.125%, due 06/15/07                 1,000,000         1,015,490
Potomac Edison Co.,
  8.00%, due 06/01/06                  1,000,000         1,025,155
Provident Bank,
  6.375%, due 01/15/04                 1,000,000         1,019,246
Tyco International Group, SA,
  6.375%, due 06/15/05                 1,000,000         1,021,885
USA Waste Services, Inc.,
  7.00%, due 10/01/04                  1,000,000         1,045,652
                                                      ------------
TOTAL CORPORATE BONDS AND NOTES
(COST $24,666,823)                                    $ 25,454,750
------------------------------------------------------------------
ASSET BACKED SECURITIES -- 3.9%
------------------------------------------------------------------
Chase Credit Card Master Trust,
  5.98%, due 09/15/08                 $1,000,000      $  1,023,950
Comed Rate Reduction, Class A-7,
  5.74%, due 12/25/08                  1,000,000         1,005,750
Structured Asset Securities Corp.
  Series 1996-CFL Class A-1c,
  5.944%, due 02/25/28                   267,297           266,992
                                                      ------------
TOTAL ASSET BACKED SECURITIES
(COST $2,266,680)                                     $  2,296,692
------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 10.0%
------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
  5.09%, due 01/14/99                 $  350,000      $    349,357
Federal Home Loan Mortgage Corp.,
  5.14%, due 01/14/99                    100,000            99,813
Federal Home Loan Mortgage Corp.,
  5.04%, due 01/20/99                    250,000           249,335
Federal Home Loan Mortgage Corp.,
  5.00%, due 02/03/99                    250,000           248,854
Federal Home Loan Mortgage Corp.,
  5.03%, due 02/05/99                    175,000           174,144
Federal Home Loan Mortgage Corp.,
  5.00%, due 02/10/99                    150,000           149,167
Federal Home Loan Mortgage Corp.,
  4.99%, due 02/17/99                    100,000            99,349
Federal Home Loan Mortgage Corp.,
  5.04%, due 02/12/99                    200,000           198,824
Federal Home Loan Mortgage Corp.,
  REMIC, Series 1574,
  6.500%, due 02/15/21                 2,000,000         2,035,934
Federal National Mortgage Assn.,
  5.05%, due 01/14/99                    300,000           299,453
Federal National Mortgage Assn.,
  5.05%, due 02/05/99                    100,000            99,512
Federal National Mortgage Assn.,
  REMIC, Trust 94-75,
  7.000%, due 01/25/03                 1,000,000         1,008,416
Student Loan Marketing Assn.,
  5.78%, due 10/25/10                  1,000,000           963,150
                                                      ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (COST $5,936,398)                                   $  5,975,308
------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 38.9%
------------------------------------------------------------------
U.S. Treasury Note,
  6.875%, due 07/31/99                $2,000,000      $  2,025,000
U.S. Treasury Note,
  6.375%, due 05/15/00                 2,000,000         2,045,000
U.S. Treasury Note,
  6.000%, due 08/15/00                 3,000,000         3,061,875
U.S. Treasury Note,
  6.625%, due 07/31/01                 4,000,000         4,190,000
U.S. Treasury Note,
  6.500%, due 05/31/02                 5,000,000         5,279,690
U.S. Treasury Note,
  5.750%, due 11/30/02                 2,000,000         2,073,750
U.S. Treasury Note,
  7.500%, due 02/15/05                 1,000,000         1,144,688
U.S. Treasury Note,
  6.500%, due 10/15/06                 3,000,000         3,330,000
                                                      ------------
TOTAL U.S. TREASURY OBLIGATIONS
(COST $22,713,992)                                    $ 23,150,003
------------------------------------------------------------------
COMMERCIAL PAPER -- 0.9%
------------------------------------------------------------------
American Express Credit Corp.,
  4.80%, due 02/01/99                 $  150,000      $    149,380
Enterprise Funding Corp.,
  5.42%, due 01/19/99                    400,000           398,916
                                                      ------------
TOTAL COMMERCIAL PAPER
  (COST $548,296)                                     $    548,296
------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATION -- 1.9%
------------------------------------------------------------------
British Columbia, Province of,
  7.25%, due 09/01/36
  (COST $992,703)                     $1,000,000      $  1,152,420
------------------------------------------------------------------

                             MONY SERIES FUND, INC.
                        INTERMEDIATE TERM BOND PORTFOLIO
                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

                                                           VALUE
DESCRIPTION                        PRINCIPAL AMOUNT       (NOTE 2)
---------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 42.8%
TOTAL INVESTMENTS
(COST $57,124,892) -- 98.4%                           $ 58,577,469
OTHER ASSETS LESS LIABILITIES -- 1.6%                      953,984
                                                      ------------
NET ASSETS -- 100.0%                                  $ 59,531,453
==================================================================

The aggregate cost of securities for Federal income tax purpose at
  December 31, 1998 is $57,155,383.
    The following amounts are based on costs for Federal income tax purposes:

        Aggregate gross unrealized appreciation       $  1,515,095
        Aggregate gross unrealized depreciation            (93,009)
                                                      ------------
        Net unrealized appreciation                   $  1,422,086
                                                      ============

                       See notes to financial statements.
--------------------------------------------------------------------------------
Percentages are based on net assets.

                             MONY SERIES FUND, INC.
                            LONG TERM BOND PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

                                                           VALUE
DESCRIPTION                        PRINCIPAL AMOUNT       (NOTE 2)
---------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 33.6%
------------------------------------------------------------------
Aetna Services Inc.,
  7.625%, due 08/15/26               $ 1,000,000      $  1,010,481
Associate Corp. N.A.
  6.25%, due 11/01/08                  1,000,000         1,031,812
Boeing Co.,
  8.625%, due 11/15/31                 1,000,000         1,278,211
Capita Equipment Receivable Trust
  Series 1997-1, Class C,
  6.48%, due 10/15/06                  1,000,000         1,001,050
Columbia/HCA Healthcare Corp.,
  7.69%, due 06/15/25                  1,000,000           926,820
Commonwealth Edison Co.,
  7.00%, due 07/01/05                  1,000,000         1,068,754
Crown Cork and Seal Co., Inc.,
  7.375%, due 12/15/26                 1,000,000           988,162
Discover Card Master Trust,
  6.200%, due 05/16/06                 1,000,000         1,033,041
Enersis S.A.,
  7.40%, due 12/01/16                  1,000,000           829,682
Federal Express Corp., Series
  97-A,
  7.50%, due 01/15/18                  1,968,964         2,097,774
Fifth Third Cap Trust I, Series
  A,
  8.136%, due 03/15/27                 2,000,000         2,256,012
GTE South Inc., Series D,
  7.50%, due 03/15/26                  1,000,000         1,077,326
General Electric Capital Corp.,
  8.30%, due 09/20/09                  2,000,000         2,405,022
General Motors Corp.,
  7.00%, due 06/15/03                  1,000,000         1,055,054
Hydro-Quebec,
  8.50%, due 12/01/29                  1,000,000         1,276,470
James River Corp.,
  7.75%, due 11/15/23                  1,000,000         1,089,921
Laidlaw Inc.,
  7.875%, due 04/15/05                 1,000,000         1,050,375
Legrand SA,
  8.50%, due 02/15/25                  1,000,000         1,186,798
Lockheed Martin Corp.,
  7.65%, due 05/01/16                  1,000,000         1,120,732
Lucent Technologies Inc.,
  5.50%, due 11/15/08                  2,000,000         2,021,472
MBIA Inc.,
  7.15%, due 07/15/27                  1,000,000         1,063,610
MCI WorldCom, Inc.,
  6.950%, due 08/15/28                 1,000,000         1,075,260
Merck & Co. Inc.,
  5.95%, due 12/01/28                  1,000,000         1,003,494
Merrill Lynch & Co. Inc.,
  6.375%, 10/15/08                     1,000,000         1,037,135
National City Bank,
  7.25%, due 10/21/11                  1,000,000         1,090,057
Norfolk Southern Corp.,
  7.80%, due 05/15/27                  1,000,000         1,165,950
Philip Morris Companies Inc.,
  7.25%, due 09/15/01                  1,000,000         1,041,222
Seagram (J.E.) & Sons Inc.,
  9.65%, due 08/15/18                  1,000,000         1,338,047
Swiss Bank Corp.,
  7.75%, due 09/01/26                  2,000,000         2,245,302
Texaco Capital, Inc.,
  9.75%, due 03/15/20                  1,000,000         1,386,380
Tyco Int'l Group SA,
  7.00%, due 06/15/28                  2,000,000         2,063,464
USA Waste Services Inc.,
  7.00%, due 10/01/04                  1,000,000         1,045,652
                                                      ------------
TOTAL CORPORATE BONDS AND NOTES
(COST $38,717,740)                                    $ 41,360,542
------------------------------------------------------------------
ASSET BACKED SECURITIES -- 2.6%
------------------------------------------------------------------
Comed Rate Reduction,
  5.74%, due 12/25/08                $ 1,000,000      $  1,005,750
Standard Credit Card Master
  Trust, Series 94-2A, Class A,
  7.25%, due 04/07/06                  2,000,000         2,175,028
                                                      ------------
TOTAL ASSET BACKED SECURITIES
(COST $3,108,568)                                     $  3,180,778
------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 7.4%
------------------------------------------------------------------
Federal Home Loan Discount,
  5.03%, due 01/08/99                $   200,000      $    199,804
Federal Home Loan Mortgage,
  6.85%, due 01/15/22                  1,000,000         1,017,597
Federal Home Loan Mortgage,
  5.06%, due 01/08/99                    100,000            99,902
Federal Home Loan Mortgage,
  5.14%, due 01/14/99                    450,000           449,165
Federal Home Loan Mortgage,
  5.08%, due 01/20/99                    300,000           299,196
Federal Home Loan Mortgage,
  4.95%, due 01/29/99                    100,000            99,615
Federal Home Loan Mortgage,
  4.99%, due 02/22/99                    850,000           843,873
Federal Home Loan Mortgage,
  4.91%, due 03/12/99                    300,000           297,136
Federal National Mortgage Assn.,
  5.05%, due 01/14/99                    200,000           199,635
Federal National Mortgage Assn.,
  4.75%, due 01/25/99                     50,000            49,842
Federal National Mortgage Assn.,
  5.02%, due 02/05/99                    300,000           298,536
Federal National Mortgage Assn.,
  5.00%, due 02/10/99                    100,000            99,444
Federal National Mortgage Assn.,
  REMIC, Trust 92-198,
  7.50%, due 09/25/22                  2,000,000         2,103,596
Student Loan Marketing Assn.,
  5.95%, due 07/25/09                  1,000,000           980,710
Tennessee Valley Authority,
  6.00%, due 03/15/13                  1,000,000         1,053,096
Tennessee Valley Authority,
  5.375%, due 11/13/08                 1,000,000         1,003,790
                                                      ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(COST $8,739,046)                                     $  9,094,937
------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 47.5%
------------------------------------------------------------------
U.S. Treasury Bond,
  7.750%, due 12/31/99               $   500,000      $    515,000
U.S. Treasury Bond,
  6.625%, due 05/15/07                 3,000,000         3,374,064
U.S. Treasury Bond,
  6.750%, due 08/15/26                 9,500,000        11,385,161
U.S. Treasury Bond,
  7.875%, due 02/15/21                 8,000,000        10,542,504

                       See notes to financial statements.

                             MONY SERIES FUND, INC.
                            LONG TERM BOND PORTFOLIO
                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

                                                           VALUE
DESCRIPTION                        PRINCIPAL AMOUNT       (NOTE 2)
---------------------------------------------------------------------
U.S. Treasury Bond,
  6.625%, due 02/15/27               $23,000,000      $ 27,204,699
U.S. Treasury Inflation Index
  Bond,
  3.625%, due 04/15/28                 1,000,000           974,375
U.S. Treasury Strips,
  0.000%, due 05/15/18                12,900,000         4,402,627
                                                      ------------
TOTAL U.S. TREASURY OBLIGATIONS
(COST $55,300,786)                                    $ 58,398,430
------------------------------------------------------------------
COMMERCIAL PAPER -- 6.3%
------------------------------------------------------------------
American Express Credit Corp.,
  5.20%, due 01/04/99                $   375,000      $    374,838
American Express Credit Corp.,
  5.30%, due 01/15/99                    775,000           773,403
American Express Credit Corp.,
  4.80%, due 02/01/99                    100,000            99,587
Edison Funding,
  5.24%, due 02/12/99                    150,000           149,083
Enterprise Funding Corp.,
  5.42%, due 01/19/99                    200,000           199,458
Ford Motor Credit Corp.,
  5.3%, due 01/07/99                   3,800,000         3,796,643
Wells Fargo & Co.,
  5.38%, due 01/29/99                  2,325,000         2,315,271
                                                      ------------
TOTAL COMMERCIAL PAPER
(COST $7,708,283)                                     $  7,708,283
------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATION -- 0.9%
------------------------------------------------------------------
British Columbia, Province of,
  7.25%, due 09/01/36
  (COST $992,703)                    $ 1,000,000      $  1,152,420
------------------------------------------------------------------
TOTAL INVESTMENTS
(COST $114,567,126) -- 98.3%                          $120,895,390
OTHER ASSETS LESS LIABILITIES -- 1.7%                    2,061,400
------------------------------------------------------------------
NET ASSETS -- 100.0%                                  $122,956,790
==================================================================
The aggregate cost of securities for Federal income tax purposes at December 31, 1998 is $114,597,618.
    The following amounts are based on costs for
  Federal income tax purposes:
        Aggregate gross unrealized appreciation       $  6,668,337
        Aggregate gross unrealized depreciation           (370,565)
                                                      ------------
        Net unrealized appreciation                   $  6,297,772
                                                      ============

                       See notes to financial statements.
--------------------------------------------------------------------------------
Percentages are based on net assets.
+ Floating rate security. Rate is as of December 31, 1998.

                             MONY SERIES FUND, INC.
                             DIVERSIFIED PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

                                                           VALUE
DESCRIPTION                                SHARES         (NOTE 2)
------------------------------------------------------------------
COMMON STOCKS -- 79.2%
------------------------------------------------------------------
AIR TRANSPORTATION -- 2.6%
  AMR Corp.*                                  500       $   29,688
  Delta Airlines Inc.                         600           31,200
  UAL Corp.*                                  400           23,875
                                                        ----------
                                                            84,763
                                                        ----------
AUTOMOBILES -- 0.9%
  Ford Motor Co.                              500           29,344
                                                        ----------
BANKS/MAJOR -- 2.4%
  BankAmerica Corp.                           200           12,025
  Chase Manhattan Corp.                       500           34,031
  Citigroup Inc.                              700           34,650
                                                        ----------
                                                            80,706
                                                        ----------
BANKS/REGIONAL -- 2.6%
  BankBoston Corp.                            500           19,469
  First Union Corp.                           400           24,325
  Fleet Financial Group, Inc.                 500           22,344
  Mellon Bank Corp.                           300           20,625
                                                        ----------
                                                            86,763
                                                        ----------
BEVERAGES/NON ALCOHOLIC -- 0.4%
  Coca-Cola Co.                               200           13,375
                                                        ----------
BIO TECHNOLOGIES -- 1.0%
  BioGen*                                     400           33,200
                                                        ----------
CABLE TELEVISION -- 3.6%
  Cablevision*                                500           25,094
  Comcast Corp., Class (A)                    700           41,081
  Tele-Communications, Inc. Series
    A                                         700           38,719
                                                        ----------
                                                           104,894
                                                        ----------
CHEMICALS -- 0.8%
  duPont (E.I.) de Nemours & Co.              500           26,531
                                                        ----------
DRUGS -- 7.4%
  American Home Products Corp.                500           28,156
  Bristol Myers Squibb Co.                    300           40,144
  Lilly (Eli) & Co.                           200           17,775
  Pfizer Inc.                                 400           50,175
  Schering-Plough Corp.                       600           33,150
  SmithKline Beecham plc, ADR                 400           27,800
  Warner Lambert Co.                          600           45,113
                                                        ----------
                                                           242,313
                                                        ----------
ELECTRICAL EQUIPMENT -- 3.4%
  Emerson Electric Co.                        500           31,281
  General Electric Co.                        800           81,650
                                                        ----------
                                                           112,931
                                                        ----------
ELECTRONICS -- 4.9%
  Applied Materials, Inc.*                    700           29,881
  Hewlett-Packard Co.                         400           27,325
  Intel Corp.                                 500           59,282
  Texas Instruments, Inc.                     500           42,781
                                                        ----------
                                                           159,269
                                                        ----------
ENTERTAINMENT -- 3.0%
  Cumulus Media Inc.*                         500            8,313
  Disney (Walt) Co.                           500           15,000
  Infinity Broadcasting Co.*                  500           13,687
  Time Warner, Inc.                         1,000           62,063
                                                        ----------
                                                            99,063
                                                        ----------
FINANCIAL SERVICES -- 1.7%
  American Express Co.                        200           20,450
  Associates First Capital Corp.              600           25,425
  Morgan (JP) Co.                             100           10,506
                                                        ----------
                                                            56,381
                                                        ----------
HOSPITAL SUPPLIES -- 1.3%
  Johnson & Johnson                           500           41,938
                                                        ----------
HOUSEHOLD PRODUCTS -- 0.6%
  Procter & Gamble                            200           18,263
                                                        ----------
INSURANCE -- 3.3%
  American International Group,
    Inc.                                      600           57,975
  Berkshire Hathaway Class (B)*                21           49,350
                                                        ----------
                                                           107,325
                                                        ----------
METAL -- 0.5%
  USX-Marathon Group                          500           15,063
                                                        ----------
OFFICE & BUSINESS EQUIPMENT -- 9.5%
  Compaq Computer Corp.*                      700           29,356
  Dell Computer Corp.*                        800           58,550
  International Business Machines
    Corp.                                     300           55,425
  Microsoft Corp.*                            500           69,344
  Oracle Corp.*                               700           30,188
  Sun Microsystems, Inc.*                     800           68,500
                                                        ----------
                                                           311,363
                                                        ----------
OIL -- DOMESTIC -- 0.4%
  Atlantic Richfield Co.                      200           13,050
                                                        ----------
OIL -- INTERNATIONAL -- 3.9%
  Amoco Corp.                                 200           12,075
  British Petroleum, plc, ADR                 200           17,925
  Chevron Corp.                               200           16,587
  Exxon Corp.                                 400           29,250
  Mobil Corp.                                 300           26,137
  Royal Dutch Petroleum Co.                   200            9,575
  Texaco, Inc.                                300           15,863
                                                        ----------
                                                           127,412
                                                        ----------
OIL -- SERVICES -- 2.5%
  Baker Hughes, Inc.                          500            8,844
  B.J. Services*                              700           10,937
  Diamond Offshore Drilling Inc.              500           11,844
  Ensco International Inc.                    500            5,344
  Halliburton Co.                             300            8,887
  Marine Drilling Co. Inc.*                   800            6,150
  Schlumberger Limited                        400           18,450
  Weatherford International*                  600           11,625
                                                        ----------
                                                            82,081
                                                        ----------
PAPER & PAPER PRODUCTS -- 1.4%
  Bowater                                     500       $   20,719
  Champion International                      200            8,100
  Temple-Inland Inc.                          300           17,794
                                                        ----------
                                                            46,613
                                                        ----------

                       See notes to financial statements.

                             MONY SERIES FUND, INC.
                             DIVERSIFIED PORTFOLIO
                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

                                                           VALUE
DESCRIPTION                                SHARES        (NOTE 2)
------------------------------------------------------------------
RESTAURANT -- 1.2%
  McDonald's Corp.                            500       $   38,313
                                                        ----------
RETAIL -- 2.9%
  Gap (The) Inc.                              700           39,375
  Home Depot, Inc.                            500           30,594
  Wal-Mart Stores                             300           24,431
                                                        ----------
                                                            94,400
                                                        ----------
TELECOMMUNICATIONS -- 14.3%
  AT&T                                        500           37,625
  Cisco Systems, Inc.*                        500           46,406
  Ericsson, L.M., ADS                         700           16,756
  General Instrument*                        1000           33,938
  L-3 Communications Holdings Inc.*           500           23,281
  Lucent Technologies Inc.                    400           44,000
  MCI WorldCom, Inc.*                        1200           86,100
  Nokia Corp., ADS                            500           60,219
  Qwest Communications Int'l. Inc.           1000           50,000
  Sprint Corp. "FON"                          400           33,650
  Sprint Corp. "PCS"*                         200            4,625
  Tellabs, Inc.*                              500           34,281
                                                        ----------
                                                           470,881
                                                        ----------
TOBACCO -- 0.8%
  Philip Morris Cos., Inc.                    500           26,750
                                                        ----------
U.S. GOVERNMENT AGENCIES -- 2.3%
  Federal Home Loan Mortgage Corp.            600           38,659
  Federal National Mortgage Assn.             500           37,000
                                                        ----------
                                                            75,659
                                                        ----------

TOTAL COMMON STOCKS
(COST $1,527,676)                                       $2,598,644
------------------------------------------------------------------

                                                           VALUE
DESCRIPTION                            PRINCIPAL AMOUNT  (NOTE 2)
------------------------------------------------------------------

U.S. TREASURY OBLIGATION -- 16.6%
------------------------------------------------------------------
U.S. Treasury Note, 7.50%, due
  05/15/02 (COST $511,549)               $500,000       $  542,812
------------------------------------------------------------------
COMMERCIAL PAPER -- 3.0%
------------------------------------------------------------------
Enterprise Funding Corp., 5.42%,
  due 01/19/1999 (COST $99,729)          $100,000       $   99,729
------------------------------------------------------------------
TOTAL INVESTMENTS
(COST $2,138,954) -- 98.8%                              $3,241,185
OTHER ASSETS LESS LIABILITIES -- 1.2%                       38,435
------------------------------------------------------------------
NET ASSETS -- 100.0%                                    $3,279,620
==================================================================

The aggregate cost of securities for Federal income tax purposes at December 31, 1998 is $2,143,690.
    The following amounts are based on costs for Federal income tax purposes:

        Aggregate gross unrealized appreciation         $1,147,641
        Aggregate gross unrealized depreciation            (50,146)
                                                        ----------
        Net unrealized appreciation                     $1,097,495
                                                        ==========

                       See notes to financial statements.
--------------------------------------------------------------------------------
* Non-income producing security as defined by the Investment Company Act of 1940.
ADR = American Depository Receipts.
ADS = American Depository Shares.
Percentages are based on net assets.

                             MONY SERIES FUND, INC.
                        GOVERNMENT SECURITIES PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

                                                           VALUE
DESCRIPTION                            PRINCIPAL AMOUNT  (NOTE 2)
------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 20.8%
------------------------------------------------------------------
U.S. Treasury Note,
  6.000%, due 08/15/99                 $1,000,000      $ 1,008,125
U.S. Treasury Note,
  5.875%, due 11/15/99                  1,000,000        1,010,313
U.S. Treasury Note,
  7.750%, due 11/30/99                  1,000,000        1,027,188
U.S. Treasury Note,
  6.250%, due 01/31/02                  4,000,000        4,176,252
U.S. Treasury Note,
  5.625%, due 12/31/02                  1,000,000        1,032,813
U.S. Treasury Note,
  5.500%, due 01/31/03                  3,000,000        3,087,189
                                                       -----------
TOTAL U.S. TREASURY OBLIGATIONS
(COST $11,160,885)                                     $11,341,880
------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 77.0%
------------------------------------------------------------------
Attransco, Inc.,
  6.120%, due 04/01/08                 $2,000,000      $ 2,074,000
Federal Home Loan Bank.,
  5.50%, due 01/21/03                   2,000,000        2,020,702
Federal Home Loan Discount.,
  5.030%, due 01/08/99                    950,000          949,071
Federal Home Loan Mortgage Corp.,
  4.910%, due 01/08/99                  2,550,000        2,547,565
Federal Home Loan Mortgage Corp.,
  5.060%, due 01/08/99                    350,000          349,656
Federal Home Loan Mortgage Corp.,
  5.100%, due 01/13/99                    100,000           99,830
Federal Home Loan Mortgage Corp.,
  5.070%, due 01/14/99                    125,000          124,771
Federal Home Loan Mortgage Corp.,
  5.140%, due 01/14/99                    550,000          548,979
Federal Home Loan Mortgage Corp.,
  4.930%, due 01/15/99                    300,000          299,425
Federal Home Loan Mortgage Corp.,
  5.080%, due 01/15/99                    150,000          149,704
Federal Home Loan Mortgage Corp.,
  4.880%, due 01/19/99                    400,000          399,024
Federal Home Loan Mortgage Corp.,
  5.040%, due 01/20/99                    500,000          498,670
Federal Home Loan Mortgage Corp.,
  5.050%, due 01/20/99                  1,200,000        1,196,802
Federal Home Loan Mortgage Corp.,
  5.080%, due 01/20/99                  1,450,000        1,446,112
Federal Home Loan Mortgage Corp.,
  5.070%, due 01/29/99                  2,200,000        2,191,325
Federal Home Loan Mortgage Corp.,
  5.100%, due 02/05/99                    525,000          522,397
Federal Home Loan Mortgage Corp.,
  5.000%, due 02/10/99                    500,000          497,222
Federal Home Loan Mortgage Corp.,
  5.020%, due 02/10/99                    475,000          472,351
Federal Home Loan Mortgage Corp.,
  5.040%, due 02/12/99                    300,000          298,236
Federal Home Loan Mortgage Corp.,
  4.990%, due 02/17/99                  1,950,000        1,937,296
Federal Home Loan Mortgage Corp.,
  4.990%, due 02/22/99                    250,000          248,198
Federal Home Loan Mortgage Corp.,
  6.500%, due 11/15/21                  1,500,000        1,534,665
Federal Home Loan Mortgage Corp.,
  6.500%, due 03/01/26                  1,000,000        1,011,428
Federal National Mortgage Assn.,
  5.050%, due 01/14/99                    175,000          174,681
Federal National Mortgage Assn.,
  4.880%, due 01/20/99                  1,650,000        1,645,591
Federal National Mortgage Assn.,
  4.720%, due 01/21/99                  2,900,000        2,892,396
Federal National Mortgage Assn.,
  5.000%, due 02/10/99                    700,000          696,111
Federal National Mortgage Assn.,
  7.000%, due 01/25/03                    200,000          201,683
Federal National Mortgage Assn.,
  5.750%, due 08/25/18                    500,000          499,810
Federal National Mortgage Assn.
  REMIC Trust,
  7.000%, due 01/25/03                     85,000           85,715
Federal National Mortgage Assn.
  REMIC Trust,
  6.500%, due 10/25/03                  1,300,000        1,359,547
Government National Mortgage
  Assn.,
  7.50%, due 05/15/24                     682,058          703,160
Government National Mortgage
  Assn.,
  7.50%, due 10/15/24                     185,589          191,331
Government National Mortgage
  Assn.,
  7.00%, due 09/20/28                   1,823,053        1,852,109
Private Export Funding Co.,
  7.01%, due 04/30/04                   2,000,000        2,162,368
Private Export Funding Co.,
  5.25%, due 05/15/05                   2,500,000        2,503,098
Tennessee Valley Authority Series
  A,
  6.375%, due 06/15/05                    500,000          530,949
Tennessee Valley Authority Series
  A,
  5.375%, due 11/13/08                  2,000,000        2,007,580
Tennessee Valley Authority Series
  A,
  6.000%, due 03/15/13                  1,000,000        1,053,096
U.S. Government -- HUD,
  6.23%, due 08/01/02                   2,000,000        2,068,476
                                                       -----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(COST $41,458,153)                                     $42,045,130
------------------------------------------------------------------
TOTAL INVESTMENTS
(COST $52,619,038) -- 97.8%                            $53,387,010
OTHER ASSETS LESS LIABILITIES -- 2.2%                    1,227,803
------------------------------------------------------------------
NET ASSETS -- 100.0%                                   $54,614,813
==================================================================
The aggregate cost of securities for Federal income tax purposes on December 31, 1998 is $52,619,038.
    The following amounts are based on costs for Federal income tax purposes:
        Aggregate gross unrealized appreciation        $   793,906
        Aggregate gross unrealized depreciation            (25,934)
                                                       -----------
        Net unrealized appreciation                    $   767,972
                                                       ===========

                       See notes to financial statements.
--------------------------------------------------------------------------------
Percentages are based on net assets.

                             MONY SERIES FUND, INC.
                             MONEY MARKET PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

                                                           VALUE
DESCRIPTION                       PRINCIPAL AMOUNT       (NOTE 2)
------------------------------------------------------------------
COMMERCIAL PAPER -- 91.0%
------------------------------------------------------------------
American Crystal Sugar Co.,
  5.60%, due 01/29/99                $ 3,000,000      $  2,986,933
American Express Credit Corp.,
  5.05%, due 01/04/99                    300,000           299,874
American Express Credit Corp.,
  5.30%, due 01/15/99                  7,650,000         7,634,233
Avco Financial Services Canada
  Ltd.,
  5.30%, due 01/19/99                  1,000,000           997,350
Avco Financial Services Canada
  Ltd.,
  5.25%, due 01/19/99                  3,000,000         2,992,125
Avco Financial Services Canada
  Ltd.,
  5.40%, due 02/08/99                  5,000,000         4,971,500
Avco Financial Services Canada
  Ltd.,
  5.35%, due 03/15/99                  8,000,000         7,913,211
Bank of New York,
  5.26%, due 02/05/99                  2,700,000         2,686,193
Bank of Nova Scotia,
  5.40%, due 1/19/99                   4,100,000         4,088,930
Bank One Funding Corp.,
  5.42%, due 01/15/99                 10,000,000         9,978,922
Bank One, Cleveland, N.A.,
  5.60%, due 01/07/99 (a)              3,900,000         3,900,000
Barclays US Funding Corp.,
  5.10%, due 1/19/99                   2,300,000         2,294,135
Capital One Funding Corp.,
  5.34%, due 01/07/99 (a)              3,064,000         3,064,000
C.I.T. Group Holdings, Inc.,
  5.24%, due 01/28/99                 10,000,000         9,960,700
C.I.T. Group Holdings, Inc.,
  5.33%, due 01/26/99                  2,700,000         2,690,006
C.I.T. Group Holdings, Inc.,
  5.33%, due 01/28/99                  1,000,000           996,003
Ciesco, L.P.,
  5.08%, due 01/21/99                  1,000,000           997,178
Ciesco, L.P.,
  5.34%, due 01/25/99                  6,300,000         6,277,572
Ciesco, L.P.,
  5.17%, due 01/06/99                 10,000,000         9,992,819
Coca Cola Enterprises Inc.,
  5.22%, due 02/02/99                  1,000,000           995,360
Coca Cola Enterprises Inc.,
  5.18%, due 02/16/99                  8,500,000         8,443,739
Coca Cola Enterprises Inc.,
  5.50%, due 01/28/99                    650,000           647,319
Commerical Credit Corp.,
  5.31%, due 01/13/99                 12,700,000        12,677,521
Conagra, Inc.,
  5.80%, due 01/08/99                  1,900,000         1,897,857
Edison Funding Corp.,
  5.32%, due 01/29/99                  6,391,000         6,364,555
Edison Funding Corp.,
  5.38%, due 01/08/99                  3,356,000         3,352,489
Edison Funding Corp.,
  5.30%, due 02/08/99                  5,000,000         4,972,028
Edison Funding Corp.,
  5.40%, due 01/29/99                  2,000,000         1,991,600
Enterprise Funding Corp.,
  5.35%, due 01/22/99                  4,500,000         4,485,956
Enterprise Funding Corp.,
  5.35%, due 01/15/99                  2,000,000         1,995,839
Enterprise Funding Corp.,
  5.45%, due 01/15/99                  7,000,000         6,985,164
Ford Motor Credit Canada,
  5.34%, due 01/15/99                  7,000,000         6,985,463
Ford Motor Credit Corp.,
  5.30%, due 01/07/99                    850,000           849,249
General Electric Capital Corp.,
  5.33%, due 01/22/99                  1,000,000           996,891
General Electric Capital Corp.,
  5.49%, due 01/27/99                  1,500,000         1,494,053
General Motors Acceptance Corp.,
  5.30%, due 01/12/99                  3,000,000         2,995,142
General Motors Acceptance Corp.,
  5.04%, due 01/04/99                    600,000           599,748
General Motors Acceptance Corp.,
  5.29%, due 01/21/99                  2,050,000         2,043,975
General Motors Acceptance Corp.,
  5.31%, due 01/20/99                  1,500,000         1,495,796
General Motors Acceptance Corp.,
  5.33%, due 01/22/99                  9,500,000         9,470,463
Goldman Sachs Group, L.P.,
  5.343%, due 01/15/99                 5,000,000         5,000,000
Goldman Sachs Group, L.P.,
  5.40%, due 01/05/99                  2,650,000         2,648,410
Heller Financial, Inc.,
  5.52%, due 01/21/99                  3,600,000         3,588,960
Household International Inc.,
  5.35%, due 01/14/99                  7,000,000         6,986,476
Household International Inc.,
  5.30%, due 01/22/99                  8,350,000         8,324,185
Houston Industries Inc.,
  6.05%, due 01/06/99                    800,000           799,328
Lehman Brothers Holdings Inc.,
  5.60%, due 01/29/99                  2,600,000         2,588,676
Lehman Brothers Holdings Inc.,
  5.78%, due 12/15/99                  7,000,000         7,000,000
Mellon Bank Corp.,
  5.50%, due 01/06/99                  5,800,000         5,800,000
Mellon Bank Corp.,
  5.04%, due 03/24/99                 12,000,000        11,862,240
Merrill Lynch and Co., Inc.,
  5.35%, due 01/20/99                 15,300,000        15,256,799
Merrill Lynch and Co., Inc.,
  5.27%, due 01/27/99                  1,600,000         1,593,910

                       See notes to financial statements.

                             MONY SERIES FUND, INC.
                             MONEY MARKET PORTFOLIO
                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1998

                                                           VALUE
DESCRIPTION                       PRINCIPAL AMOUNT       (NOTE 2)
------------------------------------------------------------------
Paccar Financial Group,
  5.40%, due 01/04/99                $ 1,400,000      $  1,399,370
Prudential Funding Corp.,
  5.34%, due 01/15/99                 10,000,000         9,979,233
Republic National Bank of New
  York,
  5.20%, due 01/15/99                 10,000,000         9,979,778
Republic National Bank of New
  York,
  5.20%, due 03/01/99                    900,000           892,596
Riverwood Funding Corp.,
  5.33%, due 01/11/99                  3,650,000         3,644,596
Sanwa Business Credit Corp.,
  5.45%, due 01/21/99                  2,500,000         2,492,431
Sanwa Business Credit Corp.,
  5.45%, due 01/22/99                 10,625,000        10,591,221
Sears Roebuck Acceptance Corp.,
  5.36%, due 01/21/99                  3,000,000         2,991,067
Sears Roebuck Acceptance Corp.,
  5.33%, due 01/15/99                  6,000,000         5,987,563
Sears Roebuck Acceptance Corp.,
  5.50%, due 01/07/99                  6,700,000         6,693,858
SONY Corp.,
  5.38%, due 01/20/99                  2,500,000         2,492,901
Textron Financial Corp.,
  6.10%, due 01/06/99                  2,000,000         1,998,306
TransAmerica Corp.,
  5.15%, due 01/15/99                  5,000,000         4,989,986
TransAmerica Corp.,
  5.37%, due 01/11/99                  5,500,000         5,491,796
Union Bancal Corp.,
  5.32%, due 01/15/99                  5,500,000         5,488,621
Union Bancal Corp.,
  5.27%, due 01/22/99                  3,000,000         2,990,778
Xerox Credit Corp.,
  5.25%, due 01/12/99                  2,000,000         1,996,792
                                                      ------------
TOTAL COMMERCIAL PAPER
(COST $318,011,768)                                   $318,011,768
------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.4%
------------------------------------------------------------------
Federal Home Loan Bank,
  5.00%, due 10/27/99                $ 8,000,000      $  8,000,000
Federal Home Loan Mortgage Corp.,
  5.03%, due 02/05/99                    500,000           497,553
                                                      ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(COST $8,497,553)                                     $  8,497,553
------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 1.2%
------------------------------------------------------------------
Asset-Backed Sec. Inv. Trust,
  5.278%, due 01/15/99, 144A
  (COST $4,000,000)                  $ 4,000,000      $  4,000,000
------------------------------------------------------------------
CERTIFICATE OF DEPOSITS -- 5.4%
------------------------------------------------------------------
Canadian Imperial Bank,
  5.70%, due 06/14/99                $ 7,000,000      $  6,998,355
National Westminster Bank plc,
  5.70%, due 03/31/99                  5,000,000         5,004,247
Toronto Dominion Bank,
  5.70%, due 06/17/99                  7,000,000         7,000,000
                                                      ------------
TOTAL CERTIFICATE OF DEPOSITS
  (COST $19,002,602)                                  $ 19,002,602
------------------------------------------------------------------
TOTAL INVESTMENTS
(COST $349,511,923) -- 100.0%                         $349,511,923
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.0%)            (90,563)
------------------------------------------------------------------
NET ASSETS -- 100.0%                                  $349,421,360
==================================================================

                       See notes to financial statements.
--------------------------------------------------------------------------------
(a) The interest rate is subject to change periodically based on the greater of the 30 or 90-day non-financial commercial paper rate plus 10 basis points. This instrument resets on a weekly basis. The rate shown was in effect as of December 31, 1998.

    Percentages are based on net assets.

                             MONY SERIES FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES December 31, 1998
--------------------------------------------------------------------------------

                                                                                        INTERMEDIATE    LONG TERM
                                                        EQUITY GROWTH   EQUITY INCOME    TERM BOND         BOND       DIVERSIFIED
                                                          PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                        -------------   -------------   ------------    ---------     -----------
ASSETS
    Securities, at value (Note 2)*....................   $3,116,252      $20,076,848    $58,577,469    $120,895,390   $3,241,185
    Cash..............................................        4,795                0         87,458          93,196       46,166
    Dividends receivable..............................        1,578           31,253              0               0        1,126
    Interest receivable...............................            0                0        833,255       1,868,865        4,792
    Receivable for fund shares sold...................            7               57         92,792         192,060          157
    Prepaid expense...................................            3                1              4               7            0
                                                         ----------      -----------    -----------    ------------   ----------
Total assets..........................................    3,122,635       20,108,159     59,590,978     123,049,518    3,293,426
                                                         ----------      -----------    -----------    ------------   ----------
LIABILITIES
    Bank overdraft....................................            0          231,645              0               0            0
    Payable for fund shares redeemed..................           29           14,793         12,835          14,149           60
    Payable for securities purchased..................            0           35,482              0               0            0
    Accrued expenses:
         Investment advisory fees.....................        1,264            8,239         25,085          51,293        1,535
         Custodian fees...............................        1,228            2,655          2,158           1,165        1,313
         Accounting fees..............................        2,135            2,150          2,605           3,235        4,254
         Professional fees............................        8,325            9,275         10,807          12,721        6,222
         Miscellaneous fees...........................          303            2,433          6,035          10,165          422
                                                         ----------      -----------    -----------    ------------   ----------
Total liabilities.....................................       13,284          306,672         59,525          92,728       13,806
                                                         ----------      -----------    -----------    ------------   ----------
NET ASSETS............................................   $3,109,351      $19,801,487    $59,531,453    $122,956,790   $3,279,620
                                                         ==========      ===========    ===========    ============   ==========
Net assets consist of:
    Capital stock -- $.01 par value...................   $      814      $     7,629    $    52,546    $     86,746   $    1,647
    Additional paid-in capital........................    1,650,544        9,840,765     55,293,695     108,864,265    1,756,648
    Undistributed net investment income (loss)........            0          365,228      2,897,928       5,178,086       12,540
    Undistributed/accumulated net realized gain (loss)
      on investments..................................      263,794        3,109,108       (165,293)      2,499,429      406,554
    Net unrealized appreciation of investments........    1,194,199        6,478,757      1,452,577       6,328,264    1,102,231
                                                         ----------      -----------    -----------    ------------   ----------
NET ASSETS............................................   $3,109,351      $19,801,487    $59,531,453    $122,956,790   $3,279,620
                                                         ==========      ===========    ===========    ============   ==========
Shares of capital stock outstanding...................       81,391          762,967      5,254,626       8,674,646      164,684
                                                         ----------      -----------    -----------    ------------   ----------
Net asset value per share of outstanding capital
  stock...............................................   $    38.20      $     25.95    $     11.33    $      14.17   $    19.91
                                                         ==========      ===========    ===========    ============   ==========
*Investments at cost..................................   $1,922,053      $13,598,091    $57,124,892    $114,567,126   $2,138,954

                                                        GOVERNMENT       MONEY
                                                        SECURITIES       MARKET
                                                         PORTFOLIO     PORTFOLIO
                                                        ----------     ---------
ASSETS
    Securities, at value (Note 2)*....................  $53,387,010   $349,511,923
    Cash..............................................      901,523        851,637
    Dividends receivable..............................            0              0
    Interest receivable...............................      491,547        967,229
    Receivable for fund shares sold...................       47,327      1,637,329
    Prepaid expense...................................            2              4
                                                        -----------   ------------
Total assets..........................................   54,827,409    352,968,122
                                                        -----------   ------------
LIABILITIES
    Bank overdraft....................................            0              0
    Payable for fund shares redeemed..................      173,507      3,370,948
    Payable for securities purchased..................            0              0
    Accrued expenses:
         Investment advisory fees.....................       22,647        119,658
         Custodian fees...............................          259          4,115
         Accounting fees..............................        5,278          7,308
         Professional fees............................        7,115         18,199
         Miscellaneous fees...........................        3,790         26,534
                                                        -----------   ------------
Total liabilities.....................................      212,596      3,546,762
                                                        -----------   ------------
NET ASSETS............................................  $54,614,813   $349,421,360
                                                        ===========   ============
Net assets consist of:
    Capital stock -- $.01 par value...................  $    48,895   $  3,494,214
    Additional paid-in capital........................   51,968,891    345,927,146
    Undistributed net investment income (loss)........    1,817,929              0
    Undistributed/accumulated net realized gain (loss)
      on investments..................................       11,126              0
    Net unrealized appreciation of investments........      767,972              0
                                                        -----------   ------------
NET ASSETS............................................  $54,614,813   $349,421,360
                                                        ===========   ============
Shares of capital stock outstanding...................    4,889,511    349,421,360
                                                        -----------   ------------
Net asset value per share of outstanding capital
  stock...............................................  $     11.17   $       1.00
                                                        ===========   ============
*Investments at cost..................................  $52,619,038   $349,511,923

                       See notes to financial statements.

                             MONY SERIES FUND, INC.

STATEMENTS OF OPERATIONS For the year ended December 31, 1998
--------------------------------------------------------------------------------

                                                             INTERMEDIATE    LONG TERM                  GOVERNMENT
                             EQUITY GROWTH   EQUITY INCOME    TERM BOND        BOND       DIVERSIFIED   SECURITIES   MONEY MARKET
                               PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO
                             -------------   -------------   ------------   -----------   -----------   ----------   ------------
INVESTMENT INCOME:
     Interest..............   $   10,122      $    37,915     $3,211,948    $ 5,718,150   $   42,324    $2,040,390   $14,048,408
     Dividends.............       28,253          486,698              0              0       24,773             0             0
                              ----------      -----------     ----------    -----------   ----------    ----------   -----------
          Total investment
            income.........       38,375          524,613      3,211,948      5,718,150       67,097     2,040,390    14,048,408
                              ----------      -----------     ----------    -----------   ----------    ----------   -----------
EXPENSES:
     Investment advisory
       fees (Note 3).......       14,297          100,307        258,287        468,103       15,776       176,804     1,005,196
     Custodian fees........        6,304            8,078          6,178          6,670        6,700         4,130        10,956
     Accounting fees (Note
       3)..................       25,537           29,965         34,193         40,907       25,605        30,561        64,364
     Professional fees.....        8,150            9,074         10,574         12,454        8,169         9,557        19,022
     Directors fees........          315            2,249          5,393          9,332          355         3,262        23,094
     Miscellaneous fees....          342            2,500          4,117          7,062          383         2,420        17,208
                              ----------      -----------     ----------    -----------   ----------    ----------   -----------
          Total expenses...       54,945          152,173        318,742        544,528       56,988       226,734     1,139,840
          Expenses reduced
            by a custodian
            fee
            arrangement....       (2,912)          (2,799)        (4,722)        (4,464)      (2,431)       (4,273)       (9,396)
                              ----------      -----------     ----------    -----------   ----------    ----------   -----------
          Net expenses.....       52,033          149,374        314,020        540,064       54,557       222,461     1,130,444
                              ----------      -----------     ----------    -----------   ----------    ----------   -----------
Net investment income
  (loss)...................      (13,658)         375,239      2,897,928      5,178,086       12,540     1,817,929    12,917,964
                              ----------      -----------     ----------    -----------   ----------    ----------   -----------
REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS (NOTE
  2):
     Realized gain from
       security
       transactions
       (excluding
       short-term
       securities):
          Proceeds from
            sales..........    1,301,762        8,724,523      8,086,060     34,404,043    1,581,058     7,329,915             0
          Less: Cost of
            securities
            sold...........    1,023,273        5,637,884      8,008,538     31,874,123    1,174,479     7,317,047             0
                              ----------      -----------     ----------    -----------   ----------    ----------   -----------
Net realized gain on
  investments..............      278,489        3,086,639         77,522      2,529,920      406,579        12,868             0
Net increase (decrease) in
  unrealized appreciation
  of investments...........      392,152       (1,030,272)       678,142        895,785      234,702       449,812             0
                              ----------      -----------     ----------    -----------   ----------    ----------   -----------
Net realized and unrealized
  gain on investments......      670,641        2,056,367        755,664      3,425,705      641,281       462,680             0
                              ----------      -----------     ----------    -----------   ----------    ----------   -----------
Net increase in net assets
  resulting from
  operations...............   $  656,983      $ 2,431,606     $3,653,592    $ 8,603,791   $  653,821    $2,280,609   $12,917,964
                              ==========      ===========     ==========    ===========   ==========    ==========   ===========

                       See notes to financial statements.

                             MONY SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS For the years ended December 31,
--------------------------------------------------------------------------------

                                                                                             INTERMEDIATE TERM BOND
                                     EQUITY GROWTH PORTFOLIO    EQUITY INCOME PORTFOLIO             PORTFOLIO
                                     -----------------------   -------------------------   ---------------------------
                                        1998         1997         1998          1997           1998           1997
                                     ----------   ----------   -----------   -----------   ------------   ------------
FROM OPERATIONS:
    Net Investment income (loss)...  $  (13,658)  $    8,852   $   375,239   $   444,144   $  2,897,928   $  2,478,951
    Net realized gain (loss) on
      investments (Note 2).........     278,489      457,619     3,086,639     2,832,463         77,522       (142,541)
    Net increase (decrease) in
      unrealized appreciation of
      investments..................     392,152      208,784    (1,030,272)    2,149,816        678,142        806,052
                                     ----------   ----------   -----------   -----------   ------------   ------------
Net increase in net assets
  resulting from operations........     656,983      675,255     2,431,606     5,426,423      3,653,592      3,142,462
                                     ----------   ----------   -----------   -----------   ------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
    Net investment income (Note
      4)...........................    (119,498)     (68,260)     (632,565)     (774,467)    (2,478,951)    (2,284,209)
    Net realized gain from
      investment transactions (Note
      4)...........................    (342,882)    (133,214)   (2,642,564)   (1,471,218)             0              0
                                     ----------   ----------   -----------   -----------   ------------   ------------
        Total dividends and
          distributions to
          shareholders.............    (462,380)    (201,474)   (3,275,129)   (2,245,685)    (2,478,951)    (2,284,209)
                                     ----------   ----------   -----------   -----------   ------------   ------------
FROM SHARE TRANSACTIONS:
    Proceeds from the issuance of
      shares.......................      95,975      184,444       796,187       321,172     27,469,322     11,465,629
    Proceeds from dividends and
      distributions reinvested.....     462,380      201,474     3,275,129     2,245,685      2,478,951      2,284,209
    Net asset value of shares
      redeemed.....................    (442,713)    (215,262)   (4,147,192)   (3,599,056)   (15,808,455)   (10,436,350)
                                     ----------   ----------   -----------   -----------   ------------   ------------
Net increase (decrease) in net
  assets resulting from share
  transactions.....................     115,642      170,656       (75,876)   (1,032,199)    14,139,818      3,313,488
                                     ----------   ----------   -----------   -----------   ------------   ------------
Net increase (decrease) in net
  assets...........................     310,245      644,437      (919,399)    2,148,539     15,314,459      4,171,741
Net assets beginning of year.......   2,799,106    2,154,669    20,720,886    18,572,347     44,216,994     40,045,253
                                     ----------   ----------   -----------   -----------   ------------   ------------
Net assets end of year*............  $3,109,351   $2,799,106   $19,801,487   $20,720,886   $ 59,531,453   $ 44,216,994
                                     ==========   ==========   ===========   ===========   ============   ============
SHARES ISSUED AND REDEEMED:
    Issued.........................       2,784        5,772        29,633        12,780      2,465,899      1,065,196
    Issued in reinvestment of
      dividends and
      distributions................      13,656        7,139       126,845       104,450        231,461        221,552
    Redeemed.......................     (12,625)      (6,285)     (158,014)     (144,920)    (1,417,637)      (967,252)
                                     ----------   ----------   -----------   -----------   ------------   ------------
        Net increase (decrease) in
          shares outstanding.......       3,815        6,626        (1,536)      (27,690)     1,279,723        319,496
                                     ==========   ==========   ===========   ===========   ============   ============
*Including undistributed net
  investment income (loss) of:       $        0   $    8,852   $   365,228   $   444,144   $  2,897,928   $  2,478,951


                                      LONG TERM BOND PORTFOLIO
                                     ---------------------------
                                         1998           1997
                                     ------------   ------------
FROM OPERATIONS:
    Net Investment income (loss)...  $  5,178,086   $  4,173,497
    Net realized gain (loss) on
      investments (Note 2).........     2,529,920        545,629
    Net increase (decrease) in
      unrealized appreciation of
      investments..................       895,785      3,873,480
                                     ------------   ------------
Net increase in net assets
  resulting from operations........     8,603,791      8,592,606
                                     ------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
    Net investment income (Note
      4)...........................    (4,173,497)    (3,837,045)
    Net realized gain from
      investment transactions (Note
      4)...........................      (314,904)             0
                                     ------------   ------------
        Total dividends and
          distributions to
          shareholders.............    (4,488,401)    (3,837,045)
                                     ------------   ------------
FROM SHARE TRANSACTIONS:
    Proceeds from the issuance of
      shares.......................    72,363,250     19,278,888
    Proceeds from dividends and
      distributions reinvested.....     4,488,401      3,837,045
    Net asset value of shares
      redeemed.....................   (33,363,015)   (14,617,547)
                                     ------------   ------------
Net increase (decrease) in net
  assets resulting from share
  transactions.....................    43,488,636      8,498,386
                                     ------------   ------------
Net increase (decrease) in net
  assets...........................    47,604,026     13,253,947
Net assets beginning of year.......    75,352,764     62,098,817
                                     ------------   ------------
Net assets end of year*............  $122,956,790   $ 75,352,764
                                     ============   ============
SHARES ISSUED AND REDEEMED:
    Issued.........................     5,224,600      1,516,701
    Issued in reinvestment of
      dividends and
      distributions................       344,731        327,953
    Redeemed.......................    (2,417,533)    (1,158,388)
                                     ------------   ------------
        Net increase (decrease) in
          shares outstanding.......     3,151,798        686,266
                                     ============   ============
*Including undistributed net
  investment income (loss) of:       $  5,178,086   $  4,173,497

                       See notes to financial statements.

                             MONY SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS (continued) For the years ended December 31,
--------------------------------------------------------------------------------

                                                                       GOVERNMENT SECURITIES
                                           DIVERSIFIED PORTFOLIO             PORTFOLIO                MONEY MARKET PORTFOLIO
                                          ------------------------   --------------------------   -------------------------------
                                             1998         1997           1998          1997            1998             1997
                                          ----------   -----------   ------------   -----------   ---------------   -------------
FROM OPERATIONS:
    Net Investment income...............  $   12,540   $    49,159   $  1,817,929   $ 1,106,347   $    12,917,964   $   7,935,910
    Net realized gain on investments
      (Note 2)..........................     406,579       659,723         12,868         7,774                 0               0
    Net increase in unrealized
      appreciation of investments.......     234,702        56,061        449,812       301,555                 0               0
                                          ----------   -----------   ------------   -----------   ---------------   -------------
Net increase in net assets resulting
  from operations.......................     653,821       764,943      2,280,609     1,415,676        12,917,964       7,935,910
                                          ----------   -----------   ------------   -----------   ---------------   -------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
    Net investment income (Note 4)......    (233,109)      (67,363)    (1,106,347)     (695,233)      (12,917,964)     (7,935,910)
    Net realized gain from investment
      transactions (Note 4).............    (468,435)     (196,377)             0             0                 0               0
                                          ----------   -----------   ------------   -----------   ---------------   -------------
         Total dividends and
           distributions to
           shareholders.................    (701,544)     (263,740)    (1,106,347)     (695,233)      (12,917,964)     (7,935,910)
                                          ----------   -----------   ------------   -----------   ---------------   -------------
FROM SHARE TRANSACTIONS:
    Proceeds from the issuance of
      shares............................     200,875       188,701     41,828,223    11,987,035     1,317,395,361     919,623,131
    Proceeds from dividends and
      distributions reinvested..........     701,544       263,740      1,106,347       695,233        12,917,964       7,935,910
    Net asset value of shares
      redeemed..........................    (804,465)   (1,104,842)   (14,559,912)   (4,720,118)   (1,139,178,202)   (914,204,963)
                                          ----------   -----------   ------------   -----------   ---------------   -------------
Net increase (decrease) in net assets
  resulting from share transactions.....      97,954      (652,401)    28,374,658     7,962,150       191,135,123      13,354,078
                                          ----------   -----------   ------------   -----------   ---------------   -------------
Net increase (decrease) in net assets...      50,231      (151,198)    29,548,920     8,682,593       191,135,123      13,354,078
Net assets beginning of year............   3,229,389     3,380,587     25,065,893    16,383,300       158,286,237     144,932,159
                                          ----------   -----------   ------------   -----------   ---------------   -------------
Net assets end of year*.................  $3,279,620   $ 3,229,389   $ 54,614,813   $25,065,893   $   349,421,360   $ 158,286,237
                                          ==========   ===========   ============   ===========   ===============   =============
SHARES ISSUED AND REDEEMED:
    Issued..............................      10,555         9,906      3,806,065     1,129,743     1,317,395,361     919,623,131
    Issued in reinvestment of dividends
      and distributions.................      39,703        15,793        104,570        68,160        12,917,964       7,935,910
    Redeemed............................     (42,265)      (56,930)    (1,323,593)     (444,602)   (1,139,178,202)   (914,204,963)
                                          ----------   -----------   ------------   -----------   ---------------   -------------
         Net increase (decrease) in
           shares outstanding...........       7,993       (31,231)     2,587,042       753,301       191,135,123      13,354,078
                                          ==========   ===========   ============   ===========   ===============   =============
*Including undistributed net investment
  income of:                              $   12,540   $    49,159   $  1,817,929   $ 1,106,347   $             0   $           0

                       See notes to financial statements.

                             MONY SERIES FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

     The MONY Series Fund, Inc. (the "Fund"), a Maryland corporation organized on December 14, 1984, is composed of seven different portfolios that are, in effect, separate investment funds: the Equity Growth Portfolio, the Equity Income Portfolio, the Intermediate Term Bond Portfolio, the Long Term Bond Portfolio, the Diversified Portfolio, the Government Securities Portfolio, and the Money Market Portfolio. The Fund issues a separate class of capital stock for each portfolio. Each share of capital stock issued with respect to a portfolio will have a pro-rata interest in the assets of that portfolio and will have no interest in the assets of any other portfolio. Each portfolio bears its own liabilities and also its proportionate share of the general liabilities of the Fund. The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, diversified, management investment company. This registration does not imply any supervision by the Securities and Exchange Commission over the Fund's management.

2. SIGNIFICANT ACCOUNTING POLICIES

  A. Portfolio Valuations:

     Short-term securities with 61 days or more to maturity at time of purchase are valued at market through the 61st day prior to maturity, based on quotations obtained from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term securities with 60 days or less to maturity at time of purchase are valued at amortized cost. The amortized cost of a security is determined by valuing it at original cost and thereafter amortizing any discount or premium at a constant rate until maturity. Securities in the Money Market Portfolio are valued at amortized cost.

     Common stocks traded on national securities exchanges are valued at the last sales price as of the close of the New York Stock Exchange or at the last bid price for over-the-counter securities.

     Bonds are valued at the last available price provided by an independent pricing service for securities traded on a national securities exchange. Bonds that are listed on a national securities exchange but are not traded and bonds that are regularly traded in the over-the-counter market are valued at the mean of the last available bid and asked prices provided by an independent pricing service.

     Original issue discounts on investments purchased are amortized over their respective lives using the yield-to-maturity method.

     All other securities, when held by the Fund, including any restricted securities, are valued at their fair value as determined in good faith by the Board of Directors. As of December 31, 1998, there were no such securities.

  B. Federal Income Taxes:

     Each portfolio of the Fund is a separate entity for Federal income tax purposes and intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  C. Security Transactions and Investment Income:

     Security transactions are recorded as of the trade date.

     Dividend income is recorded on the ex-dividend date, income from other investments is accrued as earned.

     Realized gains and losses from investments sold are determined on the basis of identified cost for accounting and Federal income tax purposes.

  D. Other:

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and

                             MONY SERIES FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     Earnings credits received from the custodian are shown as a reduction of total expenses.

3. INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

     Under an investment advisory agreement between the Fund and MONY Life Insurance Company of America ("Investment Adviser" or "MONY America"), a wholly-owned subsidiary of The MONY Life Insurance Company ("MONY"), the Investment Adviser provides investment advice and related services for each of the Fund's portfolios, administers the overall day-to-day affairs of the Fund, bears all expenses associated with organizing the Fund, the initial registration of its securities, and the compensation of the directors, officers and employees of the Fund who are affiliated with the Investment Adviser.

     For these services, the Investment Adviser receives an investment advisory fee and an accounting fee. The investment advisory fee is a daily charge equal to an annual rate of .50% of the first $400,000,000 of the average daily net assets of each of the Fund's portfolios except the Money Market Portfolio, which is .40% of the first $400,000,000 of the average daily net assets; .35% of the next $400,000,000 of the average daily net assets of each of the Fund's portfolios; and .30% of the average daily net assets of each of the Fund's portfolios in excess of $800,000,000. Prior to October 14, 1997, the investment advisory fee for the first $400,000,000 was .40% of the aggregate average daily net assets for all of the Fund's portfolios. For the year ended December 31, 1998, the fees incurred by the Fund were $2,038,770. On October 15, 1997, the Investment Adviser began assessing the Fund an accounting fee. This fee is based on an allocation of expenses borne by the Investment Adviser for personnel, facilities and services necessary to calculate the portfolios' daily net asset values. The fee is allocated to the portfolios at $25,000 per portfolio, per annum, with the excess of the Investment Adviser's expenses allocated to each portfolio daily based on each portfolio's net assets in relation to the total net assets of the Fund.

     The Investment Adviser has a service agreement with MONY to provide it with personnel, services, facilities, supplies and equipment in order to carry out its duties to provide investment management services under the investment advisory agreement. MONY also provides transfer agent services to the Fund. The Investment Adviser pays MONY for these services.

     Aggregate Directors' fees incurred for non-affiliated Directors of the Fund for the year ended December 31, 1998 amounted to $44,000.

4. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

     Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income (including realized gains and losses on portfolio securities) of the Money Market Portfolio are declared and reinvested each business day in additional full and fractional shares of the portfolio. This policy enables the Money Market Portfolio to maintain a net asset value of $1.00 per share.

     Dividends from net investment income and net realized capital gains of the other portfolios will normally be declared and reinvested annually in additional full and fractional shares.

     Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles.

     During the year ended December 31, 1998, the Equity Growth Portfolio reclassified $124,304 from undistributed realized gains to undistributed net investment income. These differences are primarily due to a reclassification of short term capital gains to ordinary income.

                             MONY SERIES FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (CONTINUED)
     During the year ended December 31, 1998, the Equity Income Portfolio increased undistributed realized gains by $10,010 and decreased undistributed net investment income by $10,010. These differences are primarily due to return of capital distributions received on investments.

5. CAPITAL STOCK

  A. Authorized Capital Stock:

     The Fund has 2 billion authorized shares of capital stock with a par value of $.01 per share. 1.65 billion shares are reserved for issuance and divided into seven classes as follows: Equity Growth Portfolio (150 million shares); Equity Income Portfolio (150 million shares); Intermediate Term Bond Portfolio (150 million shares); Long Term Bond Portfolio (150 million shares); Diversified Portfolio (150 million shares); Government Securities Portfolio (150 million shares); and Money Market Portfolio (750 million shares). The remaining shares may be issued to any new or existing class upon approval of the Board of Directors.

  B. Purchases of Fund Shares:

     Shares of the Fund are sold only to MONY America and MONY for allocation to MONY America Variable Account L to fund benefits under Flexible Premium Variable Life Insurance Contracts, Variable Universal Life Insurance Contracts and Corporate Sponsored Variable Universal Life Insurance Contracts; to MONY Variable Account L to fund benefits under Flexible Premium Variable Life Insurance Contracts and Variable Universal Life Insurance Contracts; to MONY America Variable Account S and MONY Variable Account S to fund benefits under Variable Life Insurance with Additional Premium Option Contracts; and to MONY America Variable Account A and MONY Variable Account A to fund benefits under Flexible Payment Variable Annuity Contracts issued by those companies. Shares of the Fund are also sold to MONY for allocation to the Keynote Series Account ("Keynote") to fund benefits under Individual Annuity Plans issued by MONY.

6. FEDERAL INCOME TAX-CAPITAL LOSS CARRYFORWARD

     At December 31, 1998, the following portfolio of the Fund has capital loss carryforwards available to offset future capital gains, if any, for federal income tax purposes:

                         PORTFOLIO                             AMOUNT     EXPIRATION DATE
                         ---------                             ------     ---------------
Intermediate Term Bond......................................  $ 22,753   December 31, 2004
                                                               112,050   December 31, 2005
                                                              --------
                                                              $134,803
                                                              ========

7. PURCHASES AND SALES OF INVESTMENTS

     The aggregate cost of investments purchased and proceeds from sales or maturities, other than short-term investments, for the year ended December 31, 1998 were as follows:

                                                                         PURCHASES       SALES
                                                                         ---------       -----
Equity Growth Portfolio..................  Common Stock                 $ 1,007,126   $ 1,301,762
Equity Income Portfolio..................  Common Stock                   5,336,860     8,724,523
Intermediate Term Bond Portfolio.........  U.S. Government Obligations   19,902,270     4,260,400
                                           Corporate Bonds                5,977,990     3,825,660
Long Term Bond Portfolio.................  U.S. Government Obligations   58,437,248    27,929,707
                                           Corporate Bonds               12,181,672     6,474,336
Diversified Portfolio....................  Common Stock                     998,860     1,581,058
Government Securities Portfolio..........  U.S. Government Obligations   22,611,820     7,329,915

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of MONY Series Fund, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the respective portfolios constituting MONY Series Fund, Inc. (the "Fund") (comprising the Equity Growth, Equity Income, Intermediate Term Bond, Long Term Bond, Diversified, Government Securities, and Money Market Portfolios) at December 31, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
February 12, 1999

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